UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4386
Van Kampen Tax Free Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 9/30
Date of reporting period: 3/31/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Insured Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

	A Shares		B Shares		C Shares		I Shares
	since 12/14/84		since 5/3/93		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	6.38%	6.16%	3.45%	3.45%	2.92%	2.92%	–0.78%

10-year	2.73	2.23	2.10	2.10	1.94	1.94	—

5-year	0.28	–0.70	–0.47	–0.72	–0.48	–0.48	—

1-year	–2.88	–7.47	–3.55	–7.25	–3.56	–4.48	–2.63

6-month	2.41	–2.44	2.09	–1.90	2.09	1.09	2.53

SEC 30-Day Yield	4.21%		3.68%		3.68%		4.67%

Gross Expense Ratio	1.47%		2.22%		2.23%		1.22%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brother’s Municipal Bond Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital Municipal Bond Index as of November 3, 2008. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended March 31, 2009

Market Conditions

The six months under review can be divided into two distinct periods in terms of municipal market performance. The first of these, the last quarter of 2008, marked one of the worst periods in the history of the municipal bond market as well as the broad financial markets. Extreme risk aversion emerged as investors became skittish following the government takeovers, forced mergers or failures of several venerable financial institutions that began in September. Massive deleveraging and forced selling ensued and tax-exempt bond funds experienced significant outflows as investors fled to the relative safety of Treasury securities and money market funds. These factors pushed municipal bond prices to their cheapest levels in history relative to Treasury bonds.

Not surprisingly in this risk-averse environment, the lower-rated segment of the market underperformed, with high-yield municipal bonds (those rated below triple-B or non-rated issues) returning −21.25 percent for the fourth quarter (as measured by the Barclays Capital High Yield Municipal Bond Index) while triple-B rated issues returned −14.68 percent and triple-A rated issues returned 3.44 percent (as measured by the Barclays Capital Municipal Bond Index).

The first quarter of 2009 was markedly better for municipal bond investors. Credit concerns eased, deleveraging slowed considerably, and investors began to re-enter the market, driving municipal bond prices higher. Yields declined by as much as 80 basis points on the front end of the municipal yield curve during the quarter, while yields on long-maturity issues fell roughly 25 basis points. The rally was accompanied by a narrowing of credit spreads, which helped the high-yield segment of the market to outperform. For the quarter, high-yield municipals returned 7.65 percent, triple-B rated issues returned 7.22 percent and triple-A rated issues returned 3.52 percent.

Although the high-yield segment rebounded nicely in the first three months of 2009, the gains were not enough to offset the losses in the last quarter of 2008. As a result, higher-quality issues outperformed for the overall six-month reporting period. With regard to sectors, performance was largely dependent on credit quality, with the lower-quality industrial development revenue/pollution control revenue (i.e. corporate-backed) and tobacco sectors turning in the worst performance while water and sewer and housing bonds posted the highest returns.

The credit crunch squeezed municipal bond issuance, which declined by nine percent in 2008. As the credit quality of municipal bond issuers crumbled during the year, insured bond volume fell to 18 percent of total issuance, a dramatic decline from the 55 percent average over the past few years. This large increase in uninsured bonds has disrupted many historical measures of value in the municipal bond market. In the first quarter of 2009, issuance rose and was easily placed due to robust retail demand. In a significant reversal from the last quarter

2

of 2008, municipal bond funds saw approximately $11 billion in net inflows as investors recognized the historical cheapness of the municipal sector.

Performance Analysis

All share classes of Van Kampen Insured Tax Free Income Fund underperformed the Barclays Capital Municipal Bond Index (the “Index”) for the six months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2009

				Barclays Capital
				Municipal
Class A	Class B	Class C	Class I	Bond Index

2.41%	2.09%	2.09%	2.53%	5.00%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The primary detractors from performance during the reporting period were the portfolio’s holdings in triple-B rated securities and its yield-curve positioning. The Fund held an overweight relative to the Index in triple-B rated securities. Many of these securities were in the tobacco sector, where spreads widened considerably during the period. As a result, the Fund’s holdings there held back performance. With regard to yield-curve positioning, the portfolio held a modest overweight to the long end of the curve, specifically maturities of 25 years or more, which was disadvantageous as shorter-maturity issues outperformed.

The Fund’s positioning in other areas, however, was additive to relative performance. In particular, an overweight to housing bonds was beneficial as the sector enjoyed strong performance, especially in the first quarter of 2009. An overweight in health care also helped enhance relative performance. Most of the Fund’s holdings in the sector were insured, which helped performance as these issues fared better than uninsured issues during the period. Lastly, holdings in municipal auction rate securities with zero durations (a measure of interest-rate sensitivity) helped enhance the portfolio’s income as the yields on these securities remained well above those of comparable money market instruments.

It should be noted that over the course of the reporting period, we reduced the Fund’s exposure to the long end of the curve and trimmed holdings in the tobacco sector.

Additionally, we reduced exposure to lower-quality insured issues while also enhancing diversification of insured holdings by investing in more sectors and taking smaller positions.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Summary of Investments by State/Country Classification as of 3/31/09 (Unaudited)

California	17.1%
Illinois	13.9
Florida	9.1
Texas	9.1
Washington	8.5
Georgia	5.5
Nebraska	2.8
Colorado	2.8
New York	2.5
South Carolina	2.5
Pennsylvania	2.5
Louisiana	2.5
Arizona	2.4
Alaska	2.1
Oklahoma	1.9
South Dakota	1.6
Kentucky	1.5
Massachusetts	1.4
New Jersey	1.4
North Dakota	1.3
Nevada	1.2
District of Columbia	1.1
Ohio	0.9
North Carolina	0.8
Minnesota	0.8
Idaho	0.7
Wyoming	0.5
Arkansas	0.5
Alabama	0.5
Puerto Rico	0.4
Wisconsin	0.4
Missouri	0.3
Indiana	0.3
Iowa	0.3
New Mexico	0.2
Kansas	0.2
Michigan	0.2
West Virginia	0.2
Utah	0.2
Tennessee	0.2
Mississippi	0.2

Total Investments	102.5
Liability for Floating Rate Note Obligations Related to Securities Held	(3.6)

Total Net Investments	98.9
Other Assets in Excess of Liabilities	1.1

Net Assets	100.0%

Ratings Allocations as of 3/31/09 (Unaudited)

AAA/Aaa	47.1%
AA/Aa	24.1
(continued on next page)

4

Ratings Allocations as of 3/31/09 (Unaudited)
(continued from previous page)

A/A	18.7
BBB/Baa	7.1
BB/Ba	0.5
NR	2.5

Top Five Sectors as of 3/31/09 (Unaudited)

Hospital	15.6%
Wholesale Electric	13.7
Airports	10.7
Public Education	8.0
Higher Education	7.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$1,024.06	$5.25
Hypothetical	1,000.00	1,019.75	5.24
(5% annual return before expenses)

Class B
Actual	1,000.00	1,020.90	9.07
Hypothetical	1,000.00	1,015.96	9.05
(5% annual return before expenses)

Class C
Actual	1,000.00	1,020.93	9.07
Hypothetical	1,000.00	1,015.96	9.05
(5% annual return before expenses)

Class I
Actual	1,000.00	1,025.34	4.04
Hypothetical	1,000.00	1,020.94	4.03
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.80%, 1.80% and 0.80% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

The following table shows what expenses would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$1,024.06	$4.54
Hypothetical	1,000.00	1,020.44	4.53
(5% annual return before expenses)

Class B
Actual	1,000.00	1,020.90	8.36
Hypothetical	1,000.00	1,016.65	8.35
(5% annual return before expenses)

Class C
Actual	1,000.00	1,020.93	8.36
Hypothetical	1,000.00	1,016.65	8.35
(5% annual return before expenses)

Class I
Actual	1,000.00	1,025.34	3.33
Hypothetical	1,000.00	1,021.64	3.33
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized ratio of 0.90%, 1.66%, 1.66% and 0.66% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 102.1% Alabama 0.5%
$1,095	Birmingham, AL Wtrwks & Swr Brd Rev, Ser A (NATL Insd)	5.000%	01/01/21	$1,127,543
3,670	Houston Cnty, AL Hlthcare Auth, Ser A (AMBAC Insd)	5.250	10/01/30	2,850,122

				3,977,665

	Alaska 2.1%
6,525	Alaska St Intl Arpt Rev Rfdg, Ser B (NATL Insd)	5.000	10/01/24	6,448,788
9,570	Alaska St Intl Arpt Rev Rfdg, Ser D (NATL Insd)	5.000	10/01/24	9,458,222
1,215	Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)	6.000	09/01/19	1,247,684
210	Anchorage, AK Wtr Rev Rfdg (AMBAC Insd) (Prerefunded @ 9/01/09)	6.000	09/01/19	217,018

				17,371,712

	Arizona 2.4%
5,000	Arizona Hlth Fac Auth Rev Banner Hlth, Ser D (BHAC Insd)	5.500	01/01/38	5,072,350
885	Arizona St Univ Ctf Partn Resh Infrastructure Proj (AMBAC Insd)	5.250	09/01/24	892,009
2,800	Goodyear, AZ McDowell Rd Coml Corridor Impt Dist (AMBAC Insd)	5.250	01/01/32	2,378,096
4,500	Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev El Paso Elec Co Rfdg, Ser A (FGIC Insd)	4.800	08/01/40	3,620,925
1,900	Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj, Ser O	5.000	07/01/26	1,223,904
1,750	Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj, Ser O	5.250	07/01/31	1,069,985
180	Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington Proj Tucson Elec Pwr Co Rfdg, Ser A (FSA Insd)	7.250	07/15/10	180,915
3,000	Salt River Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A	5.000	01/01/25	3,107,550
2,000	Salt River Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A	5.000	01/01/28	2,022,940

				19,568,674

	Arkansas 0.5%
4,290	Little Rock, AR Sch Dist Rfdg, Ser B (FSA Insd)	5.500	02/01/25	4,333,887

	California 17.1%
3,780	Bay Area Govt Assn CA Rev Tax Alloc CA Redev Pool, Ser A (Syncora Gtd)	5.250	09/01/35	2,892,305
2,205	Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC Insd)	5.000	10/01/30	1,840,403
2,000	California Hsg Fin Agy Rev Home Mtg, Ser E (FGIC Insd) (AMT)	5.000	02/01/24	1,746,680
10,935	California Hsg Fin Agy Rev Home Mtg, Ser G (AMT) (a)	5.050	02/01/29	8,700,815

10
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$3,500	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.300%	08/01/23	$3,126,865
4,000	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.450	08/01/28	3,400,600
9,585	California St Dept Vet Affairs Home Pur Rev, Ser A (AMT) (a)	4.950	12/01/37	7,473,281
4,250	California St Dept Vet Affairs Home Pur Rev, Ser B (AMT)	5.150	12/01/27	3,626,185
3,320	California Stwide Cmnty Dev Auth Rev Mtg Ridgecrest Rgl, Ser A (NATL Insd)	5.000	02/01/37	2,488,174
2,980	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm, Ser C (FSA Insd)	5.000	10/01/29	2,867,237
4,000	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm, Ser C (FSA Insd)	5.250	10/01/34	3,892,080
1,095	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin, Ser 2004A (FSA Insd)	5.000	10/01/29	1,053,565
3,920	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin, Ser 2004A (FSA Insd)	5.250	10/01/24	4,025,330
4,615	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev, Ser D (FSA Insd)	5.000	10/01/26	4,588,418
7,430	Capistrano, CA Uni Sch Dist (NATL Insd)	5.000	09/01/25	6,561,284
2,000	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A-2	5.250	09/01/28	1,596,260
425	Earlimart, CA Elem Sch Dist, Ser 1 (AMBAC Insd)	6.700	08/01/21	516,337
5,500	Golden St Tob Sec Corp CA Tob Settlement Rev, Ser A-1	5.750	06/01/47	3,088,250
265	Golden West Sch Fin Auth CA Rev Rfdg, Ser A (NATL Insd)	5.750	08/01/19	284,496
7,000	Hawthorne, CA Cmnty Redev Agy Tax Alloc Proj Area No 2 (Syncora Gtd)	5.250	09/01/36	5,809,160
3,360	Loma Linda, CA Redev Agy Tax Alloc, Ser A (Syncora Gtd)	5.250	07/01/30	2,903,712
10,000	Merced, CA Irr Dist Rev Ctf Partn Elec Sys Proj (Syncora Gtd)	5.250	09/01/36	7,949,600
2,000	Palomar Pomerado Hlthcare Dist CA Ctf Partn, Ser C (FSA Insd) (b) (c)	6.000	11/01/36	2,000,000
1,000	Paramount, CA Uni Sch Dist Election 2006 (FSA Insd)	5.250	08/01/30	988,550
4,000	Port Oakland, CA Rfdg Inter Lien, Ser A (NATL Insd) (AMT)	5.000	11/01/29	3,126,920
10,000	Poway, CA Uni Sch Dist Spl Tax Cmnty Fac Dist No 6-4S Ranch (AMBAC Insd)	5.000	09/01/35	8,032,400
2,390	San Francisco, CA City & Cnty Arpts Commn Intl Arpt, Ser 23-A (FSA Insd) (AMT)	5.000	05/01/30	2,106,092
5,140	San Marcos, CA Pub Fac Auth Rev Tax Increment Pass-Thru, Ser A (AMBAC Insd)	5.000	10/01/31	4,240,346

11
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,785	Santa Monica, CA Cmnty College Rfdg, Ser A (AMBAC Insd)	5.000%	02/01/27	$2,424,454
5,380	South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Ladera Ranch, Ser A (AMBAC Insd)	5.000	08/15/27	4,672,153
2,000	South Tahoe, CA Jt Pwr Fin Redev Proj Area No 1 Rfdg, Ser A (AMBAC Insd)	5.000	10/01/35	1,546,500
10,000	Tobacco Sec Auth Southn CA Tob Settlement, Ser A1	5.125	06/01/46	5,038,500
4,010	University CA Regt, Ser A (BHAC Insd)	4.500	05/15/47	3,382,275
3,275	University CA Rev, Ser O (a)	5.750	05/15/23	3,612,865
4,815	University CA Rev, Ser O (a)	5.750	05/15/25	5,206,170
700	Vallejo City, CA Uni Sch Rfdg, Ser A (NATL Insd)	5.900	08/01/25	682,052
11,000	Vernon, CA Nat Gas Fin Auth Rev Vernon Gas Proj, Ser C (NATL Insd) (b) (c)	7.500	08/01/21	11,000,000
4,440	Washington, CA Uni Sch Dist Yolo Cnty Partn New High Sch Proj (AMBAC Insd)	5.000	08/01/30	3,708,110

				142,198,424

	Colorado 2.8%
2,965	Arkansas River Pwr Auth CO Pwr Rev Impt (Syncora Gtd)	5.000	10/01/43	2,112,918
3,745	Colorado Ed & Cultural Fac Auth Rev Charter Sch Aurora Academy Sch Proj Rfdg, Ser A (Syncora Gtd)	5.250	02/15/34	3,079,851
2,500	Colorado Ed & Cultural Fac Auth Rev Charter Sch Bromley Sch Proj Rfdg (Syncora Gtd)	5.250	09/15/32	2,081,900
1,000	Colorado Ed & Cultural Fac Auth Rev Charter Sch Woodrow Wilson Sch Proj Rfdg, Ser A (Syncora Gtd)	5.250	12/01/34	820,210
1,070	Colorado Ed & Cultural Fac Auth Rev Rfdg Charter Sch Challenge Proj Rfdg (CIFG Insd)	5.000	06/01/37	949,111
1,000	Colorado Hlth Fac Auth Rev Hosp Vly View Assn Proj	5.125	05/15/37	705,010
1,600	Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (FSA Insd)	5.200	03/01/31	1,409,536
3,375	Colorado Springs, CO Hosp Rev Conv (FSA Insd)	5.250	12/15/20	3,492,281
3,530	Colorado Springs, CO Hosp Rev Conv (FSA Insd)	5.250	12/15/21	3,619,309
2,000	Compark Business Campus Met Dist Co Rfdg & Impt, Ser A (Radian Insd)	5.600	12/01/34	1,528,240
5,680	Denver, CO Convention Ctr Hotel Auth Rev Rfdg (Syncora Gtd)	5.000	12/01/35	3,694,386

				23,492,752

	District of Columbia 1.1%
6,430	District Columbia Income Tax Rev, Ser A (a)	5.000	12/01/23	6,695,238
2,570	District Columbia Income Tax Rev, Ser B (a)	5.000	12/01/24	2,649,618

				9,344,856

12
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida 9.1%
$120	Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950%	07/01/20	$122,524
2,410	Florida Hsg Fin Corp Rev Homeowner Mtg, Ser 1 (GNMA Collateralized) (AMT)	5.800	07/01/28	2,439,667
1,445	Florida Hsg Fin Corp Rev Homeowner Mtg, Ser 1 (GNMA Collateralized) (AMT)	6.000	07/01/39	1,461,690
1,000	Florida Intergovnmtl Fin, Ser C1 (AMBAC Insd)	5.125	02/01/31	978,710
575	Florida Muni Ln Council Rev, Ser B (NATL Insd)	5.750	11/01/14	612,956
1,185	Florida St Brd Ed Cap Outlay Pub Ed, Ser C (NATL Insd)	5.000	06/01/23	1,200,938
2,750	Florida St Brd Ed Lottery Rev, Ser B (NATL Insd)	5.250	07/01/13	2,763,667
750	Florida St Brd of Regt Hsg Rev (NATL Insd)	5.750	07/01/14	787,957
1,340	Gulf Breeze, FL Rev Loc Govt (FGIC Insd)	5.150	12/01/20	1,355,638
500	Gulf Breeze, FL Rev Loc Govt (FGIC Insd)	5.650	12/01/20	501,770
2,500	Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT)	5.375	10/01/33	2,259,300
800	Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty Rfdg (AMBAC Insd)	5.000	12/01/34	804,888
1,000	Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)	6.100	10/01/18	1,000,790
1,000	Key West, FL Util Brd Elec Rev Cap Apprec, Ser D (AMBAC Insd) (d)	*	10/01/13	889,820
16,100	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGL Insd) (AMT)	5.000	10/01/38	13,593,552
4,000	Miami-Dade Cnty, FL Ed Fac Auth Rev Univ Miami, Ser A (BHAC Insd)	5.500	04/01/38	4,062,640
5,000	Miami-Dade Cnty, FL Sch Brd Ctf Partn, Ser B (AGL Insd)	5.250	05/01/26	4,916,750
4,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (FSA Insd)	6.000	11/15/22	4,004,040
1,000	Orlando, FL Cmnty Redev Agy Tax Rep Drive Unvl Blvd Rfdg (AMBAC Insd)	5.125	04/01/20	1,007,870
2,200	Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford Proj	5.250	11/15/17	2,182,730
750	Polk Cnty, FL Sch Brd Ctf Partn Master Lease, Ser A (FSA Insd)	5.500	01/01/16	796,508
985	Port Saint Lucie, FL Spl Assmt Rev Util Svc Area No 3 & 4A (NATL Insd)	5.000	10/01/18	996,800
3,000	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)	5.350	03/15/42	2,972,460
5,000	Saint Johns Cnty, FL Indl Dev Auth First Mtg Rev Presbyterian Retirement, Ser A	5.625	08/01/34	3,535,100
535	Saint Johns Cnty, FL Indl Dev Auth Professional Golf Proj Rfdg (NATL Insd)	5.250	09/01/12	574,397
1,000	Saint Lucie Cnty, FL Sch Brd Ctf, Ser A (FSA Insd)	5.000	07/01/21	1,026,660

13
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$2,125	Santa Rosa Bay Brdg Auth FL Rev Cap Apprec (NATL Insd)	*	07/01/18	$1,140,700
500	Seminole Tribe FL Spl Oblig Rev, Ser A (e)	5.250%	10/01/27	339,470
500	Seminole Tribe FL Spl Oblig Rev, Ser A (e)	5.750	10/01/22	384,985
4,000	Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)	5.200	10/01/22	4,039,440
7,580	Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Rfdg, Ser A (NATL Insd)	6.625	12/01/13	7,589,475
1,000	Village Ctr Cmnty Dev Dist FL, Ser A (NATL Insd)	5.200	11/01/25	803,150
3,735	Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Rfdg, Ser B (AMBAC Insd)	5.250	10/15/19	3,770,744
1,000	Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Rfdg, Ser B (AMBAC Insd)	5.250	10/15/22	1,008,050

				75,925,836

	Georgia 5.5%
1,370	Atlanta, GA Tax Allocation Rfdg Atlantic Sta Proj (AGL Insd)	5.250	12/01/21	1,387,701
1,000	Atlanta, GA Tax Allocation Rfdg Atlantic Sta Proj (AGL Insd)	5.250	12/01/22	1,006,990
4,390	Bleckley-Cochran, GA Dev Auth Student Hsg Fac Rev MGC Real Estate Fndtn, Ser A (CIFG Insd)	5.000	07/01/25	4,403,697
11,355	Bleckley-Cochran, GA Dev Auth Student Hsg Fac Rev MGC Real Estate Fndtn, Ser A (CIFG Insd)	5.000	07/01/36	10,633,049
14,530	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (AMBAC Insd)	6.400	01/01/13	15,792,802
160	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (AMBAC Insd) (Prerefunded @ 1/01/11)	6.400	01/01/13	175,170
9,445	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (NATL Insd)	6.500	01/01/17	10,771,361
145	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (NATL Insd) (Prerefunded @ 1/01/14)	6.500	01/01/17	174,603
860	Georgia Muni Elec Auth Pwr Rev, Ser Y (AMBAC Insd) (d)	6.400	01/01/13	957,369
410	Georgia Muni Elec Auth Pwr Rev, Ser Y (NATL Insd)	6.500	01/01/17	486,875

				45,789,617

	Idaho 0.7%
1,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser A (AMT)	5.625	07/01/28	1,016,530
1,290	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser B (AMT)	5.375	07/01/28	1,291,097
3,800	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class III, Ser A (AMT)	5.700	07/01/28	3,795,212

				6,102,839

	Illinois 13.9%
3,755	Bourbonnais, IL Indl Proj Rev Olivet Nazarene Univ Proj (Radian Insd)	5.125	11/01/37	2,821,319

14
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,500	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser A (NATL Insd)	*	12/01/19	$905,145
1,020	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser A (NATL Insd)	*	12/01/25	403,002
2,845	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser B-1 (NATL Insd)	*	12/01/19	1,716,758
5,925	Chicago, IL Midway Arpt Rev Second Lien Rfdg, Ser B (AMBAC Insd)	5.000%	01/01/21	6,094,396
6,220	Chicago, IL Midway Arpt Rev Second Lien Rfdg, Ser B (AMBAC Insd)	5.000	01/01/22	6,350,309
6,000	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)	5.250	01/01/24	6,122,460
3,855	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)	5.250	01/01/26	3,911,553
1,000	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien Rfdg, Ser A (AGL Insd)	5.000	01/01/29	979,040
9,170	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lein Rfdg, Ser A-2 (FSA Insd) (a)	5.750	01/01/20	9,233,365
5,000	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien Rfdg, Ser E (AGL Insd)	5.000	01/01/34	4,787,450
2,840	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien Rfdg, Ser E (AGL Insd)	5.250	01/01/21	2,917,759
3,120	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien Rfdg, Ser E (AGL Insd)	5.250	01/01/23	3,177,439
1,430	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien Rfdg, Ser E (AGL Insd)	5.250	01/01/24	1,451,479
615	Chicago, IL Pk Dist, Ser C (NATL Insd)	5.500	01/01/19	647,496
145	Chicago, IL Proj Rfdg, Ser A (AMBAC Insd)	5.625	01/01/39	146,119
3,230	Chicago, IL Proj Rfdg, Ser A (NATL Insd)	5.375	01/01/34	3,230,065
50	Chicago, IL Proj Rfdg, Ser A (NATL Insd) (Prerefunded @ 1/01/11)	5.500	01/01/38	54,508
4,200	Chicago, IL, Ser A (AGL Insd)	5.250	01/01/24	4,345,572
4,400	Chicago, IL, Ser A (AGL Insd)	5.250	01/01/25	4,523,948
345	Cook Cnty, IL Sch Dist No 100 Berwyn South Cap Apprec (FSA Insd)	8.100	12/01/16	452,730
290	Cook Cnty, IL Sch Dist No 100 Berwyn South Cap Apprec (FSA Insd)	8.200	12/01/14	370,046
2,605	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/17	1,790,859
2,995	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/18	1,936,537
4,210	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/19	2,540,440
4,050	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/20	2,283,309
3,000	Du Page Cnty, IL Cmnty High Sch (FSA Insd)	5.600	01/01/22	3,186,450

15
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$540	Grundy, Kendall & Will Cntys, IL (AMBAC Insd)	5.500%	05/01/20	$566,050
340	Grundy, Kendall & Will Cntys, IL (AMBAC Insd)	5.500	05/01/21	352,427
3,000	Huntley, IL Spl Svc Area No 10 Spl Tax Rfdg (AGL Insd)	5.100	03/01/29	2,926,590
2,000	Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (FSA Insd)	6.650	02/01/11	2,181,700
1,000	Illinois Fin Auth Rev IL Fin Auth Roosevelt Univ	5.400	04/01/27	839,920
12,000	Illinois Fin Auth Rev Resurrection Hlthcare, Ser A (FSA Insd)	5.500	05/15/24	11,999,160
1,500	Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500	08/01/37	982,470
2,000	Illinois Med Dist (NATL Insd)	5.250	06/01/32	1,875,120
1,200	Lake Cnty, IL Cmnty Cons Sch Dist No 50 Woodland Cap Apprec, Ser B (NATL Insd)	*	12/01/14	979,080
6,790	Lake Cnty, IL Cmnty Unit Sch Dist No 60 Waukegan Cap Apprec, Ser A (FSA Insd)	*	12/01/17	4,796,456
3,000	McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No 158 Cap Apprec (NATL Insd)	*	01/01/17	2,055,270
4,000	McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No 158 Cap Apprec (NATL Insd)	*	01/01/18	2,561,320
1,330	McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap Apprec (NATL Insd)	*	01/01/16	1,018,009
6,000	Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn, Ser A (NATL Insd)	5.250	06/15/42	5,934,360

				115,447,485

	Indiana 0.3%
175	Indiana Bd Bk Spl Pgm, Ser A (AMBAC Insd) (d)	9.750	08/01/09	179,870
2,000	Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis, Ser E (FSA Insd)	5.250	05/15/41	1,837,720
500	Plainfield, IN Cmnty High Sch Bldg Corp First Mtg (NATL Insd)	5.000	01/15/30	479,980

				2,497,570

	Iowa 0.3%
2,375	Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA Insd)	5.750	07/01/17	2,392,813

	Kansas 0.2%
2,000	Wyandotte Cnty, Kansas City, KA Univ Govt Util Sys Rev, Ser A (BHAC Insd)	5.000	09/01/29	2,028,040

	Kentucky 1.3%
4,000	Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev, Subser A-1 (AGL Insd)	6.000	12/01/38	4,058,720

16
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Kentucky (Continued)
$3,000	Kentucky St Ppty & Bldgs Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250%	02/01/28	$3,057,480
4,000	Paducah, KY Elec Plt Brd Rev, Ser A (AGL Insd)	5.250	10/01/35	3,977,320

				11,093,520

	Louisiana 2.5%
2,530	Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.375	12/01/12	2,732,881
5,530	Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.500	12/01/18	6,448,312
7,500	Lafayette, LA Util Rev (NATL Insd)	5.250	11/01/24	7,666,950
2,500	Louisiana St Gas & Fuels Tax Rev, Ser A (AGL Insd)	5.000	05/01/28	2,516,200
1,000	New Orleans, LA Aviation Brd Rev Rfdg Restructuring Garbs, Ser A-1 (AGL Insd)	6.000	01/01/23	1,013,140

				20,377,483

	Massachusetts 1.4%
2,350	Massachusetts Muni Whsl Elec Co Nuclear Mix, Ser 1-A (NATL Insd)	5.250	07/01/13	2,465,832
175	Massachusetts Muni Whsl Elec Co Proj No. 6-A, Ser A (NATL Insd)	5.250	07/01/16	179,076
2,000	Massachusetts St Hlth & Ed Fac Auth Rev Caregroup, Ser B-2 (NATL Insd)	5.375	02/01/27	1,668,960
1,040	Massachusetts St Hsg Fin Agy Hsg Rev Single Family Hsg, Ser 126 (AMT) (a)	4.550	06/01/27	877,521
295	Massachusetts St Hsg Fin Agy Hsg Rev Single Family Hsg, Ser 126 (AMT) (a)	4.700	06/01/38	243,862
1,745	Massachusetts St Hsg Fin Agy Hsg, Ser C (AMT)	5.100	12/01/27	1,614,177
5,000	Massachusetts St Wtr Pollutn Abatement Tr Pool Pgm, Ser 12 (a)	4.375	08/01/31	4,562,100

				11,611,528

	Michigan 0.2%
75	Chippewa Valley, MI Sch Bldg & Site (FSA Insd)	5.000	05/01/20	77,794
3,000	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	1,694,220

				1,772,014

	Minnesota 0.8%
4,000	Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser B (AGL Insd)	6.500	11/15/38	4,270,800
3,000	Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Group Proj	5.250	05/15/36	2,270,670

				6,541,470

17
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mississippi 0.2%
$1,000	Harrison Cnty, MS Wastewtr Mgmt & Solid Wastewtr Treatment Fac Rfdg, Ser A (FGIC Insd) (d)	8.500%	02/01/13	$1,250,860

	Missouri 0.3%
220	Mehlville, MO Sch Dist No R-9 Ctf Partn, Ser A (FSA Insd)	5.500	03/01/16	232,564
230	Mehlville, MO Sch Dist No R-9 Ctf Partn, Ser A (FSA Insd)	5.500	03/01/17	243,136
2,915	Springfield, MO Pub Bldg Corp Leasehold Rev Springfield Branson Arpt, Ser B (AMBAC Insd) (AMT)	4.600	07/01/36	2,209,949

				2,685,649

	Nebraska 2.8%
3,000	Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.375	04/01/39	3,080,550
15,570	Nebraska Pub Pwr Dist Rev Gen, Ser B (BHAC Insd)	5.000	01/01/37	15,499,312
3,620	Saunders Cnty, NE (FSA Insd)	5.000	11/01/35	3,551,980
2,000	Washington Cnty, NE Wastewtr & Solid Waste Disp Fac Rev Cargill Inc Proj (AMT)	4.850	04/01/35	1,559,500

				23,691,342

	Nevada 1.2%
3,045	Clark Cnty, NV Arpt Rev Sub Lien, Ser A-1 (NATL Insd) (AMT)	5.500	07/01/20	2,928,650
3,000	Clark Cnty, NV Arpt Rev Sub Lien, Ser A-1 (NATL Insd) (AMT)	5.500	07/01/21	2,864,610
3,500	Nevada St Muni Bd Bk Proj (FSA Insd)	5.000	12/01/23	3,559,535
935	Reno, NV Cap Impt Rev (NATL Insd)	5.125	06/01/26	810,935

				10,163,730

	New Jersey 1.4%
1,000	New Jersey Econ Dev Auth Rev Sch Fac Constr, Ser Z (AGL Insd)	5.500	12/15/34	1,028,000
1,000	New Jersey St Hsg & Mtg Fin Agy Rev, Ser AA	6.375	10/01/28	1,064,460
9,430	Tobacco Settlement Fin Corp NJ, Ser A-1	4.750	06/01/34	4,923,309
8,250	Tobacco Settlement Fin Corp NJ, Ser A-1	5.000	06/01/41	4,231,755

				11,247,524

	New Mexico 0.2%
2,000	New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A	6.375	08/01/32	2,067,960

	New York 2.5%
5,000	Long Island Pwr Auth NY Elec Sys Rev Gen, Ser A (BHAC Insd)	5.500	05/01/33	5,252,500
5,470	New York City Hlth & Hosp Hlth Sys, Ser A (FSA Insd)	5.000	02/15/21	5,572,289

18
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$2,360	New York City Hsg Dev Corp, Ser B-1 (AMT)	5.125%	11/01/32	$2,134,101
5,000	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/27	4,024,550
1,000	New York City Indl Dev Agy Rev Queens Baseball Stadium Pilot (AGL Insd)	6.375	01/01/39	1,077,060
3,105	New York St Dorm Auth Rev Insd Brooklyn Law Sch, Ser B (Syncora Gtd)	5.375	07/01/21	3,132,293

				21,192,793

	North Carolina 0.8%
6,000	Johnston, NC Mem Hosp Auth (FSA Insd)	5.250	10/01/24	5,821,800
1,100	North Carolina Med Care Commn Hlthcare Fac Rev Wake Med, Ser A (AGL Insd)	5.625	10/01/38	1,104,895

				6,926,695

	North Dakota 1.3%
5,000	Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Station Rfdg (AMBAC Insd)	7.200	06/30/13	5,563,050
5,000	Oliver Cnty, ND Pollutn Ctl Rev Square Butte Elec Coop Rfdg, Ser A (AMBAC Insd)	5.300	01/01/27	5,014,150
675	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group	5.125	07/01/25	489,166

				11,066,366

	Ohio 0.9%
1,750	Lorain Cnty, OH Hosp Rev Catholic Rfdg, Ser C-1 (FSA Insd)	5.000	04/01/24	1,763,667
2,825	Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.000	11/15/28	2,833,447
2,845	Ohio Hsg Fin Agy Multifamily Hsg Mtg Covenant, Ser C (GNMA Collateralized) (AMT)	6.100	09/20/49	2,895,015

				7,492,129

	Oklahoma 1.9%
1,000	Chickasaw Nation, OK Hlth Sys (e)	6.250	12/01/32	784,220
2,395	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/21	2,622,381
2,395	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/22	2,586,504
4,075	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/23	4,358,457
4,320	McAlester, OK Pub Wks Auth Util Cap Apprec, Ser A (FSA Insd)	*	02/01/30	1,223,511
2,000	Oklahoma Colleges Brd Regt Stad Univ Cent OK, Ser B (AMBAC Insd)	5.500	06/01/24	2,023,120
2,000	Tulsa, OK Cmnty College Rev (AMBAC Insd)	5.500	07/01/22	2,116,900

				15,715,093

	Pennsylvania 2.5%
5,000	Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth Sys, Ser A (NATL Insd) (Prerefunded @ 11/15/10)	6.500	11/15/30	5,536,300

19
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$4,875	Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh Mercy Hlth Sys Inc (AMBAC Insd) (d)	5.625%	08/15/26	$4,983,664
250	Harrisburg, PA Auth Res Gtd Sub, Ser D-2 (FSA Insd)	5.000	12/01/33	268,712
3,000	Lycoming Cnty, PA Auth College Rev PA College of Technology (AMBAC Insd)	5.350	07/01/26	2,850,630
3,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 102-A (AMT)	5.250	10/01/23	2,970,000
4,000	Pennsylvania St Tpk Commn Tpk Rev, Ser A (AGL Insd)	5.000	06/01/24	4,099,760

				20,709,066

	South Carolina 2.5%
5,170	Easley, SC Util Rev Impt & Rfdg (FSA Insd) (Prerefunded @ 12/01/15)	5.000	12/01/34	5,881,754
3,800	Scago Ed & Fac Corp for Cherokee Cnty SC Proj, Ser B (FSA Insd)	5.000	12/01/30	3,740,454
6,500	South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser A (AMBAC Insd)	5.200	11/01/27	6,524,960
4,465	Spartanburg Cnty, SC Regl Hlth Svc Dist Rfdg, Ser D (AGL Insd)	5.250	04/15/22	4,563,542

				20,710,710

	South Dakota 1.6%
3,000	South Dakota St Hlth & Ed Fac Auth Vocational Ed Prog (AGL Insd)	5.500	08/01/38	3,012,780
5,205	South Dakota St Lease Rev Tr Ctf, Ser A (FSA Insd)	6.625	09/01/12	5,617,600
4,000	South Dakota St Lease Rev Tr Ctf, Ser A (FSA Insd)	6.700	09/01/17	4,782,560

				13,412,940

	Tennessee 0.2%
1,335	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Methodist, Ser B (FSA Insd)	5.250	09/01/27	1,310,222

	Texas 8.9%
620	Alamo, TX Cmnty College Dist Combined Fee Rfdg (FSA Insd)	5.000	11/01/22	630,224
5,000	Brazos Riv Auth TX Rev Houston Ind Inc Proj, Ser C (AMBAC Insd)	5.125	05/01/19	4,128,100
4,000	Dallas Fort Worth, TX Intl Arpt Rev Impt, Ser B (FSA Insd) (AMT)	5.375	11/01/21	3,915,760
6,110	Dallas Fort Worth, TX Intl Arpt Rev Impt, Ser B (FSA Insd) (AMT)	5.500	11/01/19	6,080,672
4,000	Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.250	08/15/34	3,955,520
4,000	Harris Cnty, TX Hlth Fac Dev Corp Rev Christus Hlth, Ser A-3 (FSA Insd) (b) (c)	3.000	07/01/31	4,000,000

20
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$22,500	Houston, TX Util Sys Rev Rfdg First Lien, Ser A (BHAC Insd)	5.250%	05/15/23	$23,534,325
750	Laredo, TX Cmnty College Dist Unrefunded Balance Bldg & Rfdg (AMBAC Insd)	5.300	08/01/26	753,007
3,000	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)	6.000	08/01/20	2,868,180
2,500	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	5.625	01/01/33	2,348,800
2,750	Nueces Riv Auth TX Wtr Supply Rev Fac Corpus Christi Proj Rfdg (FSA Insd)	5.000	07/15/25	2,780,085
2,000	Nueces Riv Auth TX Wtr Supply Rev Fac Corpus Christi Proj Rfdg (FSA Insd)	5.000	03/01/27	2,004,120
4,250	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	6.500	07/01/37	4,481,667
1,750	Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev, Ser B (FGIC Insd) (d)	5.000	09/01/15	1,980,143
10,000	Texas St Tpk Auth Cent TX Tpk First Tier, Ser A (AMBAC Insd)	5.500	08/15/39	9,021,800
2,000	Texas Trans Commn Cent TX Tpk Sys Rev Rfdg First Tier Put	5.000	08/15/42	2,006,800

				74,489,203

	Utah 0.2%
475	Provo, UT Elec Rev 1984 Rfdg, Ser A (AMBAC Insd) (d)	10.375	09/15/15	607,991
995	Utah Hsg Corp Single Family Mtg Rev, Class III, Ser C-1 (AMT)	5.700	07/01/28	993,746

				1,601,737

	Washington 8.5%
4,115	Chelan Cnty, WA Sch Dist No 246 (FSA Insd)	5.000	12/01/21	4,279,147
11,340	Energy Northwest WA Elec Rev Columbia Generating Rfdg, Ser A (FSA Insd)	5.500	07/01/17	12,313,085
4,500	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (FSA Insd)	5.500	07/01/17	4,814,910
14,500	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (FSA Insd)	5.500	07/01/18	15,491,655
5,000	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser B (FSA Insd)	6.000	07/01/16	5,547,750
1,365	Energy Northwest WA Wind Proj (AMBAC Insd)	5.000	07/01/23	1,376,698
1,305	Fife, WA Wtr & Swr Rev (NATL Insd)	5.125	04/01/24	1,307,780
1,025	King Cnty, WA Hsg Auth Cap Fd Pgm Rev Egis Hsg Pgm (FSA Insd) (AMT)	5.300	06/01/23	1,024,918
3,575	King Cnty, WA Pub Hosp Dist No 001, Ser A (AGL Insd)	5.250	12/01/28	3,603,207
4,140	Lynnwood, WA Pub Fac Dist Rev Convention Ctr (AMBAC Insd)	5.000	12/01/34	3,591,243
145	Snohomish Cnty, WA Pub Util 1 (FSA Insd)	5.000	12/01/24	147,623
2,565	Snohomish Cnty, WA Pub Util 1 (FSA Insd)	5.500	12/01/23	2,705,152

21
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Washington (Continued)
$3,000	Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.250%	09/01/33	$2,935,230
2,000	Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.750	12/01/25	2,098,900
2,420	Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.750	12/01/26	2,518,518
2,000	Washington St Hlthcare Fac Auth Rev Multicare Hlth Sys, Ser B (AGL Insd)	6.000	08/15/39	1,976,140
5,000	Washington St Hlthcare Fac Auth Rev Providence Hlth, Ser D (FSA Insd)	5.250	10/01/33	4,878,850

				70,610,806

	West Virginia 0.2%
1,530	West Virginia Econ Dev Auth Lease Rev Correctional Juvenile & Pub, Ser A (NATL Insd)	5.500	06/01/19	1,642,134

	Wisconsin 0.4%
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Ministry Hlth (FSA Insd)	5.000	08/01/31	889,010
2,300	Wisconsin St Hlth & Ed Fac Auth Rev Ministry Hlth (FSA Insd)	5.000	08/01/34	2,015,743

				2,904,753

	Wyoming 0.5%
4,500	Wyoming Cmnty Dev Auth Hsg Rev, Ser 1 (AMT)	5.300	12/01/23	4,499,640

	Puerto Rico 0.4%
3,000	Puerto Rico Indl Tourist Ed Med & Environmental Ctl Fac Hosp Aux (NATL Insd)	6.250	07/01/16	3,001,320

Total Long-Term Investments 102.1% (Cost $894,018,856)				850,260,857

Total Short-Term Investments 0.4% (Cost $3,500,000)				3,500,000

Total Investments 102.5% (Cost $897,518,856)				853,760,857

Liability for Floating Rate Note Obligations Related to Securities Held (3.6%) (Cost ($30,015,000))
(30,015)	Notes with interest rates ranging from 0.36% to 1.71% at March 31, 2009 and contractual maturities of collateral ranging from 2020 to 2038 (See Note 1) (f)			(30,015,000)

Total Net Investments 98.9% (Cost $867,503,856)				823,745,857

Other Assets In Excess of Liabilities 1.1%				9,367,165

Net Assets 100.0%				$833,113,022

22
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(b)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(c)	Variable Rate Coupon

(d)	Escrowed to Maturity

(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f)	Floating rate notes. The interest rates shown reflect the rates in effect at March 31, 2009.

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
Connie Lee—Connie Lee Insurance Co.
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
NATL—National Public Finance Guarantee Corp.
Radian—Radian Asset Assurance

23
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $897,518,856)	$853,760,857
Cash	34,451
Receivables:
Interest	13,203,613
Investments Sold	9,222,929
Fund Shares Sold	1,256,045
Other	192,933

Total Assets	877,670,828

Liabilities:
Payables:
Floating Rate Note Obligations	30,015,000
Investments Purchased	12,017,433
Fund Shares Repurchased	792,743
Income Distributions	585,085
Investment Advisory Fee	362,880
Distributor and Affiliates	286,980
Trustees’ Deferred Compensation and Retirement Plans	291,776
Accrued Expenses	205,909

Total Liabilities	44,557,806

Net Assets	$833,113,022

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$958,915,313
Accumulated Undistributed Net Investment Income	2,070,790
Net Unrealized Depreciation	(43,757,999)
Accumulated Net Realized Loss	(84,115,082)

Net Assets	$833,113,022

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $788,115,385 and 51,564,724 shares of beneficial interest issued and outstanding)	$15.28
Maximum sales charge (4.75%* of offering price)	0.76

Maximum offering price to public	$16.04

Class B Shares:
Net asset value and offering price per share (Based on net assets of $18,856,050 and 1,235,200 shares of beneficial interest issued and outstanding)	$15.27

Class C Shares:
Net asset value and offering price per share (Based on net assets of $24,789,914 and 1,625,700 shares of beneficial interest issued and outstanding)	$15.25

Class I Shares:
Net asset value and offering price per share (Based on net assets of $1,351,673 and 88,437 shares of beneficial interest issued and outstanding)	$15.28

*	On sales of $100,000 or more, the sales charge will be reduced.

24
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income:
Interest	$23,950,489

Expenses:
Investment Advisory Fee	2,084,485
Distribution (12b-1) and Service Fees
Class A	946,787
Class B	96,375
Class C	108,846
Interest and Residual Trust Expenses	548,860
Transfer Agent Fees	255,518
Accounting and Administrative Expenses	99,396
Professional Fees	72,699
Reports to Shareholders	44,753
Registration Fees	31,982
Custody	23,886
Trustees’ Fees and Related Expenses	21,346
Other	21,957

Total Expenses	4,356,890
Less Credits Earned on Cash Balances	666

Net Expenses	4,356,224

Net Investment Income	$19,594,265

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(25,347,995)

Unrealized Depreciation:
Beginning of the Period	(69,175,773)
End of the Period	(43,757,999)

Net Unrealized Appreciation During the Period	25,417,774

Net Realized and Unrealized Gain	$69,779

Net Increase in Net Assets From Operations	$19,664,044

25
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$19,594,265	$43,231,721
Net Realized Loss	(25,347,995)	(54,968,822)
Net Unrealized Appreciation/Depreciation During the Period	25,417,774	(80,383,705)

Change in Net Assets from Operations	19,664,044	(92,120,806)

Distributions from Net Investment Income:
Class A Shares	(19,869,118)	(40,787,122)
Class B Shares	(427,172)	(960,926)
Class C Shares	(483,844)	(704,919)
Class I Shares	(31,559)	(51,364)

Total Distributions	(20,811,693)	(42,504,331)

Net Change in Net Assets from Investment Activities	(1,147,649)	(134,625,137)

From Capital Transactions:
Proceeds from Shares Sold	55,280,200	59,362,955
Net Asset Value of Shares Issued Through Dividend Reinvestment	17,211,768	34,710,512
Cost of Shares Repurchased	(72,585,244)	(158,433,865)

Net Change in Net Assets from Capital Transactions	(93,276)	(64,360,398)

Total Decrease in Net Assets	(1,240,925)	(198,985,535)
Net Assets:
Beginning of the Period	834,353,947	1,033,339,482

End of the Period (Including accumulated undistributed net investment income of $2,070,790 and $3,288,218, respectively)	$833,113,022	$834,353,947

26
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class A Shares	2009	2008	2007	2006		2005	2004

Net Asset Value, Beginning of the Period	$15.30	$17.72	$18.59	$18.87		$19.07	$19.27

Net Investment Income	0.36 (a)	0.77 (a)	0.74 (a)	0.72	(a)	0.72	0.76
Net Realized and Unrealized Gain/Loss	0.01	(2.43)	(0.84)	0.09		(0.01)	0.02

Total from Investment Operations	0.37	(1.66)	(0.10)	0.81		0.71	0.78

Less:
Distributions from Net Investment Income	0.39	0.76	0.71	0.71		0.74	0.75
Distributions from Net Realized Gain	-0-	-0-	0.06	0.38		0.17	0.23

Total Distributions	0.39	0.76	0.77	1.09		0.91	0.98

Net Asset Value, End of the Period	$15.28	$15.30	$17.72	$18.59		$18.87	$19.07

Total Return (b)	2.41% *	–9.57%	–0.63%	4.49%		3.77%	4.22%
Net Assets at End of the Period (In millions)	$788.1	$794.4	$983.3	$1,075.9		$1,114.2	$1,137.2
Ratio of Expenses to Average Net Assets	1.04%	1.47%	1.54%	1.00%		0.94%	0.89%
Ratio of Net Investment Income to Average Net Assets	4.88%	4.58%	4.02%	3.87%		3.81%	3.99%
Portfolio Turnover	14% *	59%	51%	45%		65%	39%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.90%	0.89%	0.88%	0.88%		0.88%	0.87%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class B Shares	2009	2008	2007	2006		2005	2004

Net Asset Value, Beginning of the Period	$15.28	$17.70	$18.57	$18.85		$19.05	$19.24

Net Investment Income	0.31 (a)	0.64 (a)	0.60 (a)	0.58	(a)	0.59	0.62
Net Realized and Unrealized Gain/Loss	0.01	(2.43)	(0.84)	0.09		(0.02)	0.02

Total from Investment Operations	0.32	(1.79)	(0.24)	0.67		0.57	0.64

Less:
Distributions from Net Investment Income	0.33	0.63	0.57	0.57		0.60	0.60
Distributions from Net Realized Gain	-0-	-0-	0.06	0.38		0.17	0.23

Total Distributions	0.33	0.63	0.63	0.95		0.77	0.83

Net Asset Value, End of the Period	$15.27	$15.28	$17.70	$18.57		$18.85	$19.05

Total Return (b)	2.09% *	–10.27%	–1.38%	3.71%		3.04%	3.43%
Net Assets at End of the Period (In millions)	$18.9	$20.7	$30.0	$43.0		$56.2	$66.4
Ratio of Expenses to Average Net Assets	1.80%	2.22%	2.29%	1.75%		1.70%	1.65%
Ratio of Net Investment Income to Average Net Assets	4.13%	3.79%	3.25%	3.11%		3.05%	3.23%
Portfolio Turnover	14% *	59%	51%	45%		65%	39%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.66%	1.64%	1.63%	1.63%		1.64%	1.63%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class C Shares	2009	2008	2007	2006		2005	2004

Net Asset Value, Beginning of the Period	$15.27	$17.68	$18.55	$18.84		$19.04	$19.23

Net Investment Income	0.31 (a)	0.65 (a)	0.60 (a)	0.58	(a)	0.58	0.62
Net Realized and Unrealized Gain/Loss	-0-	(2.43)	(0.84)	0.08		(0.01)	0.02

Total from Investment Operations	0.31	(1.78)	(0.24)	0.66		0.57	0.64

Less:
Distributions from Net Investment Income	0.33	0.63	0.57	0.57		0.60	0.60
Distributions from Net Realized Gain	-0-	-0-	0.06	0.38		0.17	0.23

Total Distributions	0.33	0.63	0.63	0.95		0.77	0.83

Net Asset Value, End of the Period	$15.25	$15.27	$17.68	$18.55		$18.84	$19.04

Total Return (b)	2.09% *	–10.28%	–1.38%	3.66%		3.04%	3.43%
Net Assets at End of the Period (In millions)	$24.8	$18.4	$19.0	$21.3		$21.7	$19.9
Ratio of Expenses to Average Net Assets	1.80%	2.23%	2.29%	1.75%		1.70%	1.65%
Ratio of Net Investment Income to Average Net Assets	4.13%	3.83%	3.26%	3.11%		3.05%	3.23%
Portfolio Turnover	14% *	59%	51%	45%		65%	39%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.66%	1.64%	1.63%	1.63%		1.64%	1.63%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					August 12, 2005
	Ended					(Commencement of
	March 31,	Year Ended September 30,				Operations) to
Class I Shares	2009	2008	2007	2006		September 30, 2005

Net Asset Value, Beginning of the Period	$15.30	$17.72	$18.59	$18.87		$18.93

Net Investment Income	0.38 (a)	0.82 (a)	0.78 (a)	0.75	(a)	0.10
Net Realized and Unrealized Gain/Loss	0.01	(2.44)	(0.84)	0.10		(0.06)

Total from Investment Operations	0.39	(1.62)	(0.06)	0.85		0.04

Less:
Distributions from Net Investment Income	0.41	0.80	0.75	0.75		0.10
Distributions from Net Realized Gain	-0-	-0-	0.06	0.38		-0-

Total Distributions	0.41	0.80	0.81	1.13		0.10

Net Asset Value, End of the Period	$15.28	$15.30	$17.72	$18.59		$18.87

Total Return (b)	2.53% *	–9.34%	–0.38%	4.75%		0.20% *
Net Assets at End of the Period (In millions)	$1.4	$0.8	$1.1	$2.4		$1.9
Ratio of Expenses to Average Net Assets	0.80%	1.22%	1.29%	0.75%		0.70%
Ratio of Net Investment Income to Average Net Assets	5.17%	4.83%	4.23%	4.11%		4.06%
Portfolio Turnover	14% *	59%	51%	45%		65%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.66%	0.64%	0.63%	0.63%		0.64%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Insured Tax Free Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

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Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	853,760,857
Level 3—Significant Unobservable Inputs	-0-

Total	$853,760,857

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2009, the Fund had $8,705,243 of when-issued and delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the

32

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $8,200,776 which will expire according to the following schedule:

Amount	Expiration

$210,390	September 30, 2015
7,990,386	September 30, 2016

At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$848,602,771

Gross tax unrealized appreciation	$22,600,431
Gross tax unrealized depreciation	(47,463,637)

Net tax unrealized depreciation on investments	$(24,863,206)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended September 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$90,745
Tax-exempt income	42,474,190
Long-term capital gain	-0-

$42,564,935

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$27,581
Undistributed tax-exempt income	3,985,891

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book.

F. Insurance Expense The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the

33

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Fund’s portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund’s portfolio.

G. Credits Earned on Cash Balances During the six months ended March 31, 2009, the Fund’s custody fee was reduced by $666 as a result of credits earned on cash balances.

H. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2009, Fund investments with a value of $49,254,835 are held by the dealer trusts and serve as collateral for the $30,015,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average interest and fee rate related to residual interests during the six months ended March 31, 2009 were $36,377,857 and 3.03%, respectively.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.525%
Next $500 million	0.500%
Next $500 million	0.475%
Over $1.5 billion	0.450%

34

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

For the six months ended March 31, 2009, the Fund recognized expenses of approximately $19,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $55,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $135,600 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $166,300 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $74,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $23,300. Sales charges do not represent expenses of the Fund.

35

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended March 31, 2009 and the year ended September 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	2,812,808	$42,043,314	3,018,441	$51,020,898
Class B	152,110	2,258,191	117,124	1,962,206
Class C	661,564	9,757,633	361,871	6,101,624
Class I	84,345	1,221,062	16,700	278,227

Total Sales	3,710,827	$55,280,200	3,514,136	$59,362,955

Dividend Reinvestment:
Class A	1,096,605	$16,456,309	2,007,553	$33,440,836
Class B	23,207	347,961	43,319	720,678
Class C	25,079	376,174	30,057	498,051
Class I	2,084	31,324	3,059	50,947

Total Dividend Reinvestment	1,146,975	$17,211,768	2,083,988	$34,710,512

Repurchases:
Class A	(4,267,485)	$(63,478,670)	(8,586,406)	$(145,175,116)
Class B	(294,318)	(4,383,154)	(501,734)	(8,448,262)
Class C	(265,497)	(3,938,046)	(260,696)	(4,392,221)
Class I	(52,793)	(785,374)	(25,477)	(418,266)

Total Repurchases	(4,880,093)	$(72,585,244)	(9,374,313)	$(158,433,865)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2009, the Fund received redemption fees of approximately $1,300, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $117,124,883 and $168,950,780, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage

36

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

the portfolio’s effective yield, maturity and duration. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the six months ended March 31, 2009.

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

37

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $589,200 and $71,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

38

Van Kampen Insured Tax Free Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

39

Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

32, 332, 532, 632
TFINSAN 5/09
IU09-02154P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

	A Shares		B Shares		C Shares		I Shares
	since 6/28/85		since 4/30/93		since 8/13/93		since 12/19/07
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges
Since Inception	4.72%	4.51%	2.45%	2.45%	1.87%	1.87%	–17.84%
10-year	0.61	0.12	0.00	0.00	–0.08	–0.08	—
5-year	–2.02	–2.96	–2.74	–2.97	–2.76	–2.76	—
1-year	–20.26	–24.02	–20.88	–23.86	–20.87	–21.62	–19.88
6-month	–15.99	–19.99	–16.24	–19.48	–16.28	–17.09	–15.77

30 day SEC Yield	7.38%		7.00%		7.00%		8.00%

Gross Expense Ratio	1.19%		1.95%		1.95%		0.94%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brother’s Municipal Bond Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital Municipal Bond Index as of November 3, 2008. The Barclays Capital High Yield Municipal Bond Index consists of bonds that are noninvestment grade, unrated, or rated below Ba1 by Moody’s with a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. Based on the Fund’s asset composition, the Fund’s investment adviser believes that Barclays Capital High Yield Municipal Bond Index is a more appropriate broad-based benchmark for the fund than Barclay’s Capital Municipal Bond Index. Accordingly, the Barclays Capital Municipal Bond Index will not be shown on its own in future shareholder reports for the Fund. The indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended March 31, 2009

Market Conditions

The six months under review can be divided into two distinct periods in terms of municipal market performance. The first of these, the last quarter of 2008, marked one of the worst periods in the history of the municipal bond market as well as the broad financial markets. Extreme risk aversion emerged as investors became skittish following the government takeovers, forced mergers or failures of several venerable financial institutions that began in September. Massive deleveraging and forced selling ensued and tax-exempt bond funds experienced significant outflows as investors fled to the relative safety of Treasury securities and money market funds. These factors pushed municipal bond prices to their cheapest levels in history relative to Treasury bonds.

Not surprisingly in this risk-averse environment, the lower-rated segment of the market underperformed, with high-yield municipal bonds (those rated below triple-B or non-rated issues) returning –21.25 percent for the fourth quarter (as measured by the Barclays Capital High Yield Municipal Bond Index) while triple-B rated issues returned –14.68 percent and triple-A rated issues returned 3.44 percent (as measured by the Barclays Capital Municipal Bond Index).

The first quarter of 2009 was markedly better for municipal bond investors. Credit concerns eased, deleveraging slowed considerably, and investors began to re-enter the market, driving municipal bond prices higher. Yields declined by as much as 80 basis points on the front end of the municipal yield curve during the quarter, while yields on long-maturity issues fell roughly 25 basis points. The rally was accompanied by a narrowing of credit spreads, which helped the high-yield segment of the market to outperform. For the quarter, high-yield municipals returned 7.65 percent, triple-B rated issues returned 7.22 percent and triple-A rated issues returned 3.52 percent.

Although the high-yield segment rebounded nicely in the first three months of 2009, the gains were not enough to offset the losses in the last quarter of 2008. As a result, higher-quality issues outperformed for the overall six-month reporting period. With regard to sectors, performance was largely dependent on credit quality, with the lower-quality industrial development revenue/pollution control revenue (i.e. corporate-backed) and tobacco sectors turning in the worst performance while water and sewer and housing bonds posted the highest returns.

The credit crunch squeezed municipal bond issuance, which declined by nine percent in 2008. As the credit quality of municipal bond issuers crumbled during the year, insured bond volume fell to 18 percent of total issuance, a dramatic decline from the 55 percent average over the past few years. This large increase in uninsured bonds has disrupted many historical measures of value in the municipal bond market. In the first quarter of 2009, issuance rose and was easily placed due to robust retail demand. In a significant reversal from the last quarter of 2008, municipal bond funds saw approximately $11 billion in net inflows as investors recognized the historical cheapness of the municipal sector.

Performance Analysis

All share classes of Van Kampen Strategic Municipal Income Fund underperformed the Barclays Capital High Yield Municipal Bond Index (the “Index”), the Barclays Capital Municipal Bond Index and the Blended Index (60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index) for the six months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2009

Blended Index
(60% Barclays
Capital High Yield
Municipal Bond
				Barclays Capital		Index/
				High Yield	Barclays Capital	40% Barclays
				Municipal Bond	Municipal Bond	Capital Municipal
Class A	Class B	Class C	Class I	Index	Index*	Bond Index)

–15.99%	–16.24%	–16.28%	–15.77%	–15.23%	5.00%	–7.40%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund maintained an approximate 70 percent allocation to lower- and non-rated municipal bonds during the six-month reporting period. Although this segment of the market rebounded in the first quarter of 2009, the gains were not enough to offset the losses high-yield bonds suffered in the fourth quarter of 2008 when risk-aversion drove spreads dramatically wider. Therefore, on an absolute basis, the Fund’s high-yield holdings hindered performance.

As the market stabilized and conditions became more favorable in early 2009, we began adding to positions in industrial development revenue and airline bonds, yet the Fund remained underweight relative to the Index in these sectors. These underweight positions were disadvantageous to performance as both sectors performed well during the period. The Fund’s relative overweight to land district bonds also detracted slightly from relative performance.

*Based on the Fund’s asset composition, the Fund’s investment adviser believes that Barclays Capital High Yield Municipal Bond Index is a more appropriate broad-based benchmark for the Fund than the Barclays Capital Municipal Bond Index. Accordingly, the Barclays Capital Municipal Bond Index will not be shown on its own in future shareholder reports for the Fund.

Other investments, however, were additive to relative returns. Fund held an overweight allocation to hospital bonds, which was particularly beneficial as the sector enjoyed considerable gains in the first quarter of 2009. The Fund’s holdings in pre-refunded bonds* also enhanced performance. These highly-rated, short-maturity securities benefited from the outperformance of the high-quality segment of the market and the front end of the municipal yield curve for the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

*Pre-refunding, or advance refunding, is a financing structure under which new bonds are issued to repay an outstanding bond issue, generally on its first call date. The proceeds from the new issuance are held in an escrow of high-quality U.S. government securities dedicated solely to pay interest and principal on the outstanding bond issue. Pre-refunded bonds are the outstanding bonds that will be refunded from this escrow and therefore, are typically rated ‘AAA’.

Ratings Allocation as of 3/31/09 (Unaudited)

AAA/Aaa	1.8%
AA/Aa	1.4
A/A	3.0
BBB/Baa	11.5
BB/Ba	4.5
B/B	0.9
CCC/Caa	0.6
Non-Rated	76.3

Top 5 Sectors as of 3/31/09 (Unaudited)

Special Tax Districts	21.5%
Life Care	16.9
Hospital	15.7
Master Tobacco Settlement	4.7
Tax Allocation/Increment	4.3

Summary of Investments by State Classification as of 3/31/09 (Unaudited)

Florida	14.4%
California	9.4
Illinois	9.4
Minnesota	5.4
Pennsylvania	5.4
New York	5.0
Texas	4.8
Ohio	4.7
Arizona	3.6
Missouri	3.2
Colorado	3.1
Washington	2.5
Michigan	2.4
New Jersey	2.2
Maryland	2.1
Virginia	1.7
Massachusetts	1.7
Tennessee	1.7
Iowa	1.6
Georgia	1.6
Indiana	1.4
Louisiana	1.4
Alabama	1.1
Nevada	1.1
Wisconsin	1.0
South Carolina	1.0
Oregon	0.9
West Virginia	0.7
Oklahoma	0.6
Connecticut	0.6
District of Columbia	0.6
Rhode Island	0.4
Alaska	0.4
Hawaii	0.4
(continued on next page)

Summary of Investments by State Classification as of 3/31/09 (Unaudited)
(continued from previous page)

New Mexico	0.4%
Wyoming	0.4
Kansas	0.3
Mississippi	0.3
North Carolina	0.3
New Hampshire	0.3
Vermont	0.3
Utah	0.2
Montana	0.2
Delaware	0.2
South Dakota	0.2
Idaho	0.2
North Dakota	0.1
U.S. Virgin Islands	0.1
Puerto Rico	0.0 *

Total Long-Term Investments	101.0
Short-Term Investments	.1

Total Investments	101.1
Liability for Floating Rate Note Obligations Related to Securities Held	(3.7)

Net Investments	97.4
Other Assets in Excess of Liabilities	2.6

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are as a percentage of long-term investments. Sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations are based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$840.13	$4.63
Hypothetical	1,000.00	1,019.90	5.09
(5% annual return before expenses)

Class B
Actual	1,000.00	837.55	8.06
Hypothetical	1,000.00	1,016.16	8.85
(5% annual return before expenses)

Class C
Actual	1,000.00	837.19	8.06
Hypothetical	1,000.00	1,016.16	8.85
(5% annual return before expenses)

Class I
Actual	1,000.00	842.25	3.40
Hypothetical	1,000.00	1,021.24	3.73
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.76%, 1.76% and 0.74% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$840.13	$4.04
Hypothetical	1,000.00	1,020.54	4.43
(5% annual return before expenses)

Class B
Actual	1,000.00	837.55	7.47
Hypothetical	1,000.00	1,016.80	8.20
(5% annual return before expenses)

Class C
Actual	1,000.00	837.19	7.47
Hypothetical	1,000.00	1,016.80	8.20
(5% annual return before expenses)

Class I
Actual	1,000.00	842.25	2.80
Hypothetical	1,000.00	1,021.89	3.07
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, 1.63%, 1.63% and 0.61% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 101.0% Alabama 1.1%
$500	Alexander City, AL Spl Care Fac Fin Auth Med Fac Rev Russell Hosp Corp, Ser A	5.750%	12/01/36	$310,970
1,500	Colbert Cnty Northwest Auth Hlthcare Fac	5.750	06/01/27	1,184,820
3,240	Cullman, AL Cullman Med Pk South Med Clinic Brd Rev Cullman Regl Med Ctr, Ser A	6.500	02/15/23	2,890,210
1,000	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/28	654,260
3,785	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/43	2,183,642
1,470	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj, Ser A	6.875	01/01/43	1,036,703
250	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth, Ser A (Prerefunded @ 12/01/12)	8.250	12/01/32	312,967
3	Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg (a)	6.950	01/01/20	277
1,395	Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.600	11/01/16	1,195,236
1,750	Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.650	11/01/22	1,304,380

				11,073,465

	Alaska 0.4%
1,000	Alaska Indl Dev & Expt Auth Williams Lynxs AK Cargoport (AMT) (Acquired 05/17/01, Cost $1,000,000) (b)	7.800	05/01/14	933,900
3,565	Juneau, AK City & Borough Rev Saint Ann’s Care Ctr Proj	6.875	12/01/25	2,817,669

				3,751,569

	Arizona 3.6%
1,000	Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.500	11/15/23	1,204,810
1,250	Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.750	11/15/33	1,539,400
2,500	Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.625	12/01/29	1,962,000
5,390	Cochise Cnty, AZ Indl Dev Sierra Vista Cmnty Hosp Rfdg, Ser A	6.750	12/01/26	4,324,074
960	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Proj (Prerefunded @ 3/01/13)	7.500	03/01/35	1,182,067
5,050	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Rfdg	5.700	07/01/42	3,129,788
1,500	Peoria, AZ Indl Dev Auth Rev Sierra Winds Life Rfdg, Ser A	6.375	08/15/29	1,098,300

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Arizona (Continued)
$2,525	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Choice Ed & Dev Corp Proj	6.250%	06/01/26	$1,866,126
1,590	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.500	04/01/26	1,236,352
2,805	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.750	04/01/36	2,067,706
4,225	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Premier & Air Co (a) (d)	7.000	09/01/35	2,663,229
1,865	Pima Cnty, AZ Indl Dev Auth Ed Rev Milestones Charter Sch Proj	6.750	11/01/33	1,275,809
800	Pima Cnty, AZ Indl Dev Auth Fac Skyline Tech High Sch Proj (a)	7.500	02/01/34	611,432
6,000	Pima Cnty, AZ Indl Dev Auth Lease Rev Constellation Schs Proj	7.000	01/01/38	4,454,040
1,000	Pima Cnty, AZ Indl Dev Auth Rev La Posada at Pk Ctr, Ser A	7.000	05/15/27	816,980
2,000	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Rev Global Wtr Res LLC Proj (AMT) (Acquired 12/15/06, Cost $2,000,000) (b)	5.600	12/01/22	1,411,380
3,000	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Res LLC Proj (AMT)	7.500	12/01/38	2,312,370
775	Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist Assmt Rev, Ser A	6.500	12/01/12	697,105
1,960	Tucson, AZ Multi-Family Rev Hsg Catalina Asstd Living, Ser A (AMT) (a)	6.500	07/01/31	1,171,394

				35,024,362

	California 9.4%
1,000	ABAG Fin Auth Nonprofit Corp CA Amern Baptist Homes Rfdg, Ser A	5.850	10/01/27	734,000
1,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.600	09/01/25	770,070
2,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.650	09/01/30	1,447,700
2,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.700	09/01/35	1,403,200
1,000	Beaumont, CA Fin Auth Loc Agy, Ser D	5.800	09/01/35	713,110
1,000	Blythe, CA Redev Agy Proj	5.750	05/01/34	719,270
2,000	California Statewide Cmntys Dev Auth Chf Irvine LLC UCI East Campus	6.000	05/15/40	1,610,120
2,500	California Statewide Cmnty Dev Auth Rev CA Baptist Univ, Ser A	5.500	11/01/38	1,466,775
1,720	California Statewide Cmntys Dev Auth Rev Lancer Ed Student Hsg Proj	5.625	06/01/33	1,006,492
3,250	California Statewide Cmntys Dev Auth Rev Thomas Jefferson Sch Law, Ser A (a)	7.250	10/01/38	2,483,065
1,000	California Statewide Cmntys Dev Auth San Francisco Art Institute (Acquired 07/05/02, Cost $1,000,000) (a) (b)	7.375	04/01/32	695,140

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,735	California Statewide Cmntys Dev Auth Spl Tax Cmnty Fac Dist 2007-1 Orinda	6.000%	09/01/29	$2,135,379
2,700	California Statewide Cmntys Dev Auth Statewide Cmnty, Ser A	6.625	09/02/38	2,111,832
1,000	Chino, CA Cmnty Fac Dist No 03 Impt Area 1	5.700	09/01/29	778,780
1,500	Corona-Norco, CA Univ Sch Dist Pub Fin Auth Spl Tax Rev, Ser A	5.800	09/01/35	1,079,265
1,435	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Commons	6.500	09/01/23	1,175,753
1,530	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Commons	6.875	09/01/38	1,168,767
2,000	Fontana, CA Spl Tax Cmnty Fac Dist No 22 Sierra Hills	6.000	09/01/34	1,488,240
2,300	Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev (NATL Insd)	*	01/15/18	1,095,007
12,650	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750	06/01/47	7,102,975
22,500	Golden St Tob Sec Corp CA Tob Settlement Rev Enhanced Asset Bk (BHAC Insd) (c)	5.000	06/01/45	21,108,825
2,000	Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.375	08/15/33	2,408,240
490	Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.500	08/15/34	569,209
1,000	Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac Dist No 4, Ser A	5.700	09/01/34	655,430
2,500	Lake Elsinore, CA Spl Tax Cmnty Fac Dist 2 Area AA	5.450	09/01/36	1,682,950
1,000	Lee Lake Wtr Dist CA Cmnty Fac Dist No 1 Spl Tax Sycamore Creek	6.000	09/01/33	738,280
1,325	Millbrae, CA Residential Fac Rev Magnolia of Millbrae Proj, Ser A (AMT)	7.375	09/01/27	1,089,508
1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area A	5.900	09/01/27	789,240
1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area A	6.000	09/01/34	748,250
1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area B	6.000	09/01/27	798,710
3,000	Northstar Cmnty Svc Dist CA Spl Tax Cmnty Fac Dist No 1	5.450	09/01/28	2,179,980
1,000	Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.350	09/01/30	659,570
1,100	Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.400	09/01/35	698,082
1,000	Perris, CA Cmnty Fac Dist Spl Tax No 01-2, Ser A	6.375	09/01/32	787,600

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,500	Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000%	12/01/27	$1,724,625
2,000	Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003 1 Sunridge Anatolia	5.500	09/01/37	1,350,160
2,000	Riverside, CA Univ Sch Dist Tax Cmnty Fac Dist 15 Impt Area 1	5.550	09/01/30	1,423,820
2,535	Sacramento Cnty, CA Spl Tax Cmnty Fac Dist No 05-2, Ser A	6.000	09/01/37	1,632,489
6,000	San Jose, CA Multi-Family Hsg Rev Helzer Courts Apt Proj, Ser A (AMT) (a)	6.400	12/01/41	4,136,820
2,000	San Marcos, CA Pub Fac Auth Spl Tax Rev, Ser A	5.650	09/01/36	1,395,620
5,700	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/36	364,686
4,645	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/41	173,769
9,000	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/47	182,430
22,500	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser C	*	06/01/56	119,475
7,500	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser D	*	06/01/56	38,925
4,550	Sweetwater, CA Un High Sch Dist Election 2000, Ser C (FSA Insd) (c)	5.000	08/01/29	4,401,966
3,000	Temecula, CA Pub Fin Auth Spl Tax Roripaugh Cmnty Fac Dist 03-2	5.500	09/01/36	1,434,390
35,000	Tobacco Securitization Auth Southn CA Tob Settlement Cabs First Sub, Ser B	*	06/01/46	772,100
27,200	Tobacco Securitization Auth Southn CA Tob Settlement Cabs Second Sub, Ser C	*	06/01/46	504,832
47,000	Tobacco Securitization Auth Southn CA Tob Settlement Cabs Third Sub	*	06/01/46	757,640
1,000	Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	5.900	09/01/24	795,870
1,500	Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	6.000	09/01/34	1,088,385
880	Vallejo, CA Pub Fin Auth Loc Hiddenbrooke Impt Dist, Ser A	5.800	09/01/31	641,238

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$995	Woodland, CA Spl Tax Cmnty Fac Dist 1 Spring Lake	6.250%	09/01/34	$766,210
1,800	Yuba City, CA Redev Agy Tax Proj, Ser A	6.000	09/01/31	1,286,550

				91,090,814

	Colorado 3.1%
1,060	Beacon Pt Metro Dist CO, Ser A	6.125	12/01/25	761,006
1,005	Beacon Pt Metro Dist CO, Ser A	6.250	12/01/35	667,481
1,000	Bromley Pk Metro Dist CO No 2, Ser B (Prerefunded @ 12/01/12)	8.050	12/01/32	1,250,740
1,000	Castle Oaks Metro Dist CO Ltd Tax	6.000	12/01/25	676,380
1,500	Castle Oaks Metro Dist CO Ltd Tax	6.125	12/01/35	931,215
1,700	Colorado Ed & Cultural Fac Auth Rev Charter Sch Brighton Sch Proj	6.000	11/01/36	1,071,833
570	Colorado Ed & Cultural Fac Auth Rev Charter Sch Frontier Academy (Prerefunded @ 6/01/11)	7.250	06/01/20	628,995
1,630	Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.300	07/01/37	901,585
3,000	Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900	08/01/37	1,870,620
1,410	Confluence Metro Dist, CO Tax Supported Rev	5.400	12/01/27	975,678
1,800	Confluence Metro Dist, CO Tax Supported Rev	5.450	12/01/34	1,123,866
2,000	Copperleaf Metro Dist No 2 CO	5.950	12/01/36	1,095,460
2,000	Elbert & Hwy 86 Coml Metro Dist Pub Impt Fee Rev, Ser A	7.500	12/01/32	1,435,920
2,500	Elk Vly, CO Pub Impt Fee, Ser A	7.300	09/01/22	2,183,500
1,150	High Plains Metro Dist CO, Ser A	6.125	12/01/25	772,087
2,250	High Plains Metro Dist CO, Ser A	6.250	12/01/35	1,355,850
510	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (a) (d)	6.750	10/01/14	257,723
1,855	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (AMT) (a) (d)	7.000	10/01/18	931,247
1,500	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.125	12/01/30	1,178,580
1,665	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200	12/01/37	1,272,077
1,975	Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg (a)	5.900	10/01/37	1,263,091
500	Neu Towne, CO Metro Dist (a) (e)	7.250/1.800	12/01/34	174,425
3,500	Northwest CO Metro Dist No 3 Ltd Tax	6.125	12/01/25	1,992,935
1,000	Serenity Ridge, CO Metro Dist No 2 (a) (e)	7.500/3.750	12/01/34	478,850
1,491	Skyland Metro Dist CO Gunnison Cnty Rfdg (a)	6.750	12/01/22	1,339,276
1,000	Southlands Metro Dist No 1 CO (Prerefunded @ 12/01/14)	7.000	12/01/24	1,248,930

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Colorado (Continued)
$3,500	Tallgrass Metro Dist CO Rfdg & Impt	5.250%	12/01/37	$1,973,965
1,000	Vista Ridge Metro Dist CO Rfdg Ltd Tax Sub, Ser B	6.625	12/01/40	726,440

				30,539,755

	Connecticut 0.6%
1,500	Connecticut St Dev Auth Indl Afco Cargo Bdlg LLC Proj (AMT)	8.000	04/01/30	1,274,250
2,500	Mashantucket Westn Pequot Tribe Conn Spl Rev Sub, Ser A (f)	5.750	09/01/34	1,239,275
2,190	Mashantucket Westn Pequot Tribe Conn Spl Rev Sub, Ser A (f)	6.500	09/01/31	1,241,073
3,500	Mohegan Tribe Indians CT Pub Impt Priority Dist (f)	5.250	01/01/33	1,302,140
2,000	Mohegan Tribe Indians CT Pub Impt Priority Dist (Acquired 09/27/01, Cost $1,955,120) (b)	6.250	01/01/31	911,120

				5,967,858

	Delaware 0.2%
850	Sussex Cnty, DE Rev Adj First Mtg Cadbury Lewes, Ser A	5.900	01/01/26	610,563
1,000	Sussex Cnty, DE Rev Adj First Mtg Cadbury Lewes, Ser A	6.000	01/01/35	638,920
1,015	Wilmington, DE Multi-Family Rent Rev Hsg Electra Arms Sr Assoc Proj (AMT) (a)	6.250	06/01/28	732,140

				1,981,623

	District of Columbia 0.6%
3,600	District of Columbia Income Tax Rev Rfdg, Ser B (c)	5.000	12/01/25	3,671,694
85	District of Columbia Prerefunded Rfdg, Ser A1 (NATL Insd) (g)	6.500	06/01/10	90,423
1,000	District of Columbia Rev Methodist Home Issue	6.000	01/01/29	694,020
13,940	District of Columbia Tob Settlement Fin Corp, Ser A	*	06/15/46	266,812
17,500	District of Columbia Tob Settlement Fin Corp, Ser B	*	06/15/46	280,875
67,660	District of Columbia Tob Settlement Fin Corp, Ser C	*	06/15/55	314,619

				5,318,443

	Florida 14.4%
2,750	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/36	1,821,050
4,500	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/42	2,873,385

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$2,605	Anthem Pk Cmnty Dev Dist FL Cap Impt Rev	5.800%	05/01/36	$1,521,268
1,975	Bainebridge Cmnty Dev Dist FL Spl Assmt	5.500	05/01/38	1,062,846
2,430	Bartram Pk Cmnty Dev Dist FL Assmt	5.400	05/01/37	1,347,338
1,325	Bay Laurel Ctr Cmnty Dev Dist FL Spl Assmt Candler	5.450	05/01/37	778,000
1,360	Beacon Lakes, FL Cmnty Dev FL Spl Assmt, Ser A	6.000	05/01/38	840,480
1,500	Beacon Lakes, FL Cmnty Dev FL Spl Assmt Sub, Ser B	6.200	05/01/38	909,375
1,320	Beeline Cmnty Dev Dist FL Spl Assmt, Ser A	7.000	05/01/37	955,495
1,000	Bellalago Ed Fac Benefits, Ser A	6.000	05/01/33	767,380
940	Bellalago Ed Fac Benefits, Ser B	5.800	05/01/34	698,693
4,145	Bloomingdale, FL Cmnty Dev Dist Spl Assmt Rev	5.875	05/01/36	2,752,653
955	Bluewaters Cmnty Dev Dist of FL	6.000	05/01/35	727,309
1,725	Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 03/23/06, Cost $1,684,601) (b)	5.800	10/01/26	1,175,070
2,350	Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 03/23/06, Cost $2,317,265) (b)	5.900	10/01/36	1,441,419
2,500	Bonnet Creek Resort Cmnty Dev	7.500	05/01/34	1,976,700
1,980	Brevard Cnty, FL Hlth Fac Auth Residential Care Fac Rev Buena Vida Estates Inc	6.750	01/01/37	1,394,811
765	Caribe Palm Cmnty Dev Dist FL Spl Assmt, Ser A	5.850	05/01/35	570,376
2,975	City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.000	05/01/38	1,820,254
800	City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125	05/01/36	502,648
2,325	Double Brn Cmnty Dev Dist FL Spl Assmt, Ser A	6.700	05/01/34	2,262,969
715	Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr (a)	10.250	07/01/11	716,809
1,670	Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr, Ser A (a)	10.250	07/01/11	1,674,225
4,900	Fiddlers Creek Cmnty Dev Dist (a).	6.000	05/01/38	3,028,200
2,465	Florida Hsg Fin Corp Multi-Family Hsg Whistlers Cove Apt Proj (AMT) (a)	6.500	01/01/39	1,534,191
3,545	Florida Hsg Fin Corp Rev Hsg Beacon Hill Apt, Ser C (AMT) (a)	6.610	07/01/38	2,544,424
6,880	Florida Hsg Fin Corp Rev Hsg Cypress Trace Apt, Ser G (AMT) (a)	6.600	07/01/38	4,981,326

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$4,635	Florida Hsg Fin Corp Rev Hsg Westchase Apt, Ser B (AMT) (a)	6.610%	07/01/38	$3,263,828
2,450	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser A1 (a)	5.250	05/01/39	1,158,433
2,100	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser B (a)	5.100	05/01/14	1,011,696
4,000	Grand Bay at Doral Cmnty Dev Dist FL, Ser B	6.000	05/01/17	2,770,360
2,430	Hammock Bay Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125	05/01/35	1,883,031
1,410	Harbour Isles Cmnty Dev Dist of FL	6.125	05/01/35	847,932
1,450	Hawks Pt Cmnty Dev Dist FL Spl Assmt Hawk’s Point Cmnty Dev A	5.300	05/01/39	789,438
260	Heritage Harbor Cmnty Dev Dist FL Rev Rec	7.750	05/01/23	202,839
1,925	Highlands, FL Cmnty Dev Dist Spl Assmt	5.550	05/01/36	1,029,856
3,500	Hillsborough Cnty, FL Hsg Fin Hsg Clipper Cove Apt Proj, Ser A (AMT) (a)	7.375	07/01/40	2,870,140
4,500	Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev Hlth Fac Univ Cmnty Hosp, Ser A	5.625	08/15/29	3,366,675
945	Islands at Doral III Cmnty 2004, Ser A	5.900	05/01/35	586,495
1,000	Islands at Doral NE Cmnty Dev	6.250	05/01/34	790,710
3,200	Jacksonville, FL Econ Dev Commn Hlthcare Fac Rev Rfdg FL Proton Therapy Inst A (Acquired 08/09/07 and 09/10/08, Cost $3,211,920) (b)	6.250	09/01/27	2,381,856
1,460	Kendall Breeze West Cmnty Dev Dist FL Spl Assmt	5.875	05/01/34	1,096,737
1,890	Keys Cove Cmnty Dev Dist FL Assmt Rev	5.875	05/01/35	1,414,211
980	Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser A	5.500	05/01/38	485,933
1,970	Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser B	5.250	05/01/13	998,416
3,940	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser A	5.500	05/01/38	1,789,706
2,475	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser B	5.200	05/01/15	1,141,594
2,000	Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev Cypress Cove Hlthpk, Ser A	6.750	10/01/32	1,381,620
1,500	Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.250	06/15/27	925,800
1,500	Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.375	06/15/37	842,025
3,290	Leon Cnty, FL Ed Fac Auth Rev Southgate Residence Hall Rfdg, Ser A (a)	6.750	09/01/28	2,404,266
2,320	Meadow Woods Cmnty Dev Dist FL, Ser A	6.050	05/01/35	1,218,603

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$1,500	Miami Beach, FL Hlth Fac Auth Hosp Rev Rfdg Mt Sinai Med Ctr FL (Acquired 09/09/08, Cost $1,497,000) (b)	6.750%	11/15/21	$1,115,910
2,500	Miami Beach, FL Hlth Fac Auth Hosp Rev Rfdg Mt Sinai Med Ctr FL (Acquired 04/26/04, Cost $2,411,600) (b)	6.750	11/15/29	1,619,025
1,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (c)	5.250	10/01/33	888,020
2,500	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (c)	5.500	10/01/24	2,444,000
3,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (c)	5.500	10/01/25	2,896,035
4,565	Miami-Dade Cnty, FL Bldg Better Cmntys Prog, Ser A (AGL Insd) (c)	5.000	07/01/30	4,471,075
4,530	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.000	05/01/24	3,214,261
1,465	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.250	05/01/37	930,846
855	Miromar Lakes Cmnty Dev Dist Rfdg, Ser B	7.250	05/01/12	805,478
835	Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 16 Rfdg	7.500	08/01/24	753,813
1,675	Oak Creek Cmnty Dev Dist FL Spl Assmt	5.800	05/01/35	1,009,723
500	Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500	07/01/38	288,915
1,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (Prerefunded @ 11/15/10)	6.375	11/15/20	1,095,760
2,000	Orange Cnty, FL Hlth Fac Auth Rev Westminster Cmnty Care	6.600	04/01/24	1,643,000
960	Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A	6.125	05/01/35	532,838
4,865	Palm Coast Pk Cmnty Dev Dist FL Spl Assmt Rev	5.700	05/01/37	2,607,981
940	Parklands Lee Cmnty Dev Dist FL Spl Assmt, Ser A	5.800	05/01/35	455,214
950	Pine Island Cmnty Dev Dist FL Spl Assmt	5.750	05/01/35	558,875
3,000	Pinellas Cnty, FL Hlth Fac Auth Oaks of Clearwtr Proj	6.250	06/01/34	2,471,970
1,610	Poinciana Cmnty Dev Dist FL Spl Assmt, Ser A	7.125	05/01/31	1,403,002
1,855	Reunion East Cmnty Dev Dist FL Spl Assmt	5.800	05/01/36	939,224
1,950	Reunion West Cmnty Dev Dist FL Spl Assmt	6.250	05/01/36	953,024
920	Saddlebrook, FL Cmnty, Ser A	6.900	05/01/33	792,120

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$1,600	Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Proj, Ser A	5.375%	01/01/40	$893,520
440	Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Saint John’s Proj, Ser A (Prerefunded @ 1/01/10)	8.000	01/01/17	470,686
2,550	Sarasota Natl Cmnty Dev Dist FL Spl Assmt	5.300	05/01/39	1,320,722
1,860	Silver Palms Cmnty Dev Dist	5.900	05/01/34	1,402,124
1,500	Six Mile Creek Cmnty Dev Dist FL Cap Impt Rev	5.875	05/01/38	649,440
1,300	South Dade Venture Cmnty Dev	6.125	05/01/34	1,010,802
1,435	South Vlg Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.700	05/01/35	815,166
1,000	Split Pine Cmnty Dev Dist FL Spl Assmt, Ser A	5.250	05/01/39	541,430
2,000	Sweetwater Creek Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.500	05/01/38	948,480
3,300	Tisons Landing Cmnty Dev Dist FL Spl Assmt, Ser A (d)	5.625	05/01/37	1,151,898
4,160	Tolomato Cmnty Dev Dist FL Spl Assmt	6.650	05/01/40	2,789,738
1,465	Town Ctr at Palm Coast Cmnty Dev Dist FL Cap Impt Rev	6.000	05/01/36	850,227
2,475	Treeline Presv Cmnty Dev Dist FL Spl Assmt, Ser A	6.800	05/01/39	1,558,062
3,735	Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.250	05/01/37	1,936,934
1,410	Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.800	05/01/35	861,087
1,412	University Square Cmnty Dev Dist FL Cap Impt Rev (Acquired 10/07/99 and 09/07/00, Cost $1,998,270) (b)	6.750	05/01/20	1,338,689
3,135	Village Cmnty Dev Dist No 8, FL Spl Assmt Rev	6.375	05/01/38	2,494,363
1,940	West Vlgs Impt Dist FL Rev Spl Assmt Unit of Dev No 3	5.500	05/01/37	1,086,866
2,940	West Vlgs Impt Dist FL Rev West Vlg Imp Dist	5.500	05/01/38	1,637,698
1,945	Winter Garden Vlg at Fowler Groves Cmnty Dev Dist FL Spl	5.650	05/01/37	1,397,619
875	World Comm Cmnty Dev Dist, Ser A1	6.250	05/01/22	453,154
1,630	World Comm Cmnty Dev Dist, Ser A2	6.125	05/01/35	717,722

				139,547,430

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Georgia 1.6%
$1,515	Atlanta, GA Tax Alloc Atlantic Sta Proj (Prerefunded @ 12/01/11)	7.750%	12/01/14	$1,720,297
3,140	Atlanta, GA Tax Alloc Princeton Lakes Proj (Acquired 03/10/06, 04/10/07, 04/11/07 and 04/12/07, Cost $3,182,509) (b)	5.500	01/01/31	2,073,405
2,225	Atlanta, GA Urban Residential Fin Auth Multi-Family Rev John Eagan Proj, Ser A (AMT)	6.750	07/01/30	1,607,429
1,000	Effingham Cnty, GA Dev Auth Solfort James Proj (AMT)	5.625	07/01/18	675,100
3,500	Fulton Cnty, GA Residential Care Sr Lien RHA Asstd Living, Ser A	7.000	07/01/29	2,348,360
1,000	Private Colleges & Univ Auth GA Mercer Hsg Corp Proj, Ser A	6.000	06/01/21	854,810
2,930	Renaissance on Peachtree Unit Invt Tr Ctf GA Custody Ctfs (a)	6.000	10/01/25	1,885,543
2,500	Rockdale Cnty, GA Dev Auth Proj Rev Visy Paper Proj, Ser A (AMT)	6.125	01/01/34	1,631,850
1,245	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidaway A	6.250	01/01/12	1,161,112
2,245	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidaway A	6.850	01/01/19	1,898,305

				15,856,211

	Hawaii 0.4%
2,500	Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	8.000	11/15/33	2,272,975
1,725	Kuakini, HI Hlth Sys Spl Purp Rev, Ser A	6.375	07/01/32	1,405,392

				3,678,367

	Idaho 0.2%
2,290	Gooding Cnty, ID Indl Dev Corp Solid Waste Disp Rev Intrepid Technology & Res Proj (AMT) (Acquired 11/03/06, Cost $2,290,000) (a) (b) (d)	7.500	11/01/24	125,950
2,505	Idaho Hlth Fac Auth Rev Rfdg Vly Vista Care Corp (a)	6.125	11/15/37	1,603,876

				1,729,826

	Illinois 9.4%
4,000	Bolingbrook, IL Sales Tax Rev Bolingbrook	6.250	01/01/24	2,320,400
2,000	Bolingbrook, IL Spl Svc Area No 1 Spl Tax Forest City Tax Proj	5.900	03/01/27	1,354,280
1,874	Bolingbrook, IL Spl Svc Area No 3 Spl Tax Lakewood Ridge Proj (Prerefunded @ 3/01/11)	7.050	03/01/31	2,085,575
910	Bolingbrook, IL Unrefunded Balance Cap Apprec, Ser B (NATL Insd)	*	01/01/29	272,682
735	Cary, IL Spl Tax Svc Area No 1 Cambridge, Ser A (Prerefunded @ 3/01/10)	7.625	03/01/30	794,439

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,730	Chicago, IL Increment Alloc Rev Diversey Narragansett Proj	7.460%	02/15/26	$1,384,346
50	Chicago, IL Proj Rfdg, Ser A (NATL Insd) (Prerefunded @ 1/01/11)	5.500	01/01/38	54,508
520	Chicago, IL Tax Increment Alloc Read Dunning, Ser B (ACA Insd)	7.250	01/01/14	519,979
3,439	Cortland, IL Spl Tax Rev Sheaffer Sys Proj (Acquired 05/02/06, Cost $3,439,000) (b)	5.500	03/01/17	2,089,089
1,000	Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj (a)	5.850	05/01/26	742,020
2,000	Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj (a)	6.000	05/01/41	1,345,180
589	Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj (g)	7.375	03/01/11	636,591
1,245	Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj (Prerefunded @ 3/01/11)	7.750	03/01/27	1,424,230
1,500	Godfrey, IL Rev Utd Methodist Vlg, Ser A (a)	5.875	11/15/29	852,210
1,270	Hampshire, IL Spl Svc Area No 16 Spl Tax Crown Dev Proj Prairie Ridge Proj, Ser A	6.000	03/01/46	638,950
2,085	Hampshire, IL Spl Svc Area No 17 Spl Tax Crown Dev Proj Oakstead, Ser A	6.000	03/01/45	1,049,005
2,730	Hampshire, IL Spl Svc Area No 19 Spl Tax Crown Dev Prairie Ridge East, Ser A	6.000	03/01/46	1,373,490
2,700	Hoopeston, IL Hosp Cap Impt Rev Hoopeston Cmnty Mem Hosp Impt & Rfdg (a)	6.550	11/15/29	1,875,150
1,360	Huntley, IL Increment Alloc Rev Huntley Redev Proj, Ser A	8.500	12/01/15	1,359,592
1,500	Illinois Dev Fin Auth Pollutn Ctl Rev Rfdg Cent IL, Ser C-1 (h)	5.950	08/15/26	1,263,945
2,000	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750	05/15/26	1,384,920
8,000	Illinois Fin Auth Rev Clare at Wtr Tower Proj, Ser A	6.125	05/15/38	3,944,400
4,500	Illinois Fin Auth Rev Clare Oaks Proj, Ser A	6.000	11/15/39	2,661,255
1,205	Illinois Fin Auth Rev Cmnty Fac Clinic Altgeld Proj	8.000	11/15/16	1,101,322
11,790	Illinois Fin Auth Rev Elmhurst Mem, Ser A	5.625	01/01/37	8,469,229
1,000	Illinois Fin Auth Rev Friendship Vlg Schaumburg A	5.375	02/15/25	645,780
3,000	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	6.000	05/15/37	1,885,290
3,000	Illinois Fin Auth Rev Luther Oaks Proj, Ser A	6.000	08/15/26	2,090,430
2,000	Illinois Fin Auth Rev Luther Oaks Proj, Ser A	6.000	08/15/39	1,245,440

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,000	Illinois Fin Auth Rev Montgomery Place Proj	5.500%	05/15/26	$663,200
2,580	Illinois Fin Auth Rev Montgomery Place Proj, Ser A	5.750	05/15/38	1,552,644
600	Illinois Fin Auth Rev Norwegian Amern Hosp Inc (a)	7.625	09/15/28	485,076
900	Illinois Fin Auth Rev Norwegian Amern Hosp Inc (a)	7.750	09/15/38	692,631
2,500	Illinois Fin Auth Rev Rfdg Fairview Oblig Group, Ser A	6.250	08/15/35	1,640,975
650	Illinois Hlth Fac Auth Rev Loyola Univ Hlth Sys, Ser A (Prerefunded @ 7/01/11)	6.000	07/01/21	709,683
250	Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.200	08/15/23	185,167
1,125	Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.400	08/15/33	760,275
400	Illinois Hlth Fac Auth Rev Silver Cross	5.500	08/15/19	391,172
8,700	Illinois St Toll Hwy Auth Rev, Ser B (c)	5.500	01/01/33	8,899,317
80	Lake, Cook, Kane & McHenry Cntys, IL Cmnty Unit Sch Dist No 22 (NATL Insd)	5.750	12/01/19	84,401
2,161	Manhattan, IL No 04-1 Brookstone Springs Proj	6.100	03/01/35	1,320,954
974	Minooka, IL Spl Assmt Impt Lakewood Trails Unit 2 Proj	6.375	03/01/34	652,823
1,170	Montgomery, IL Spl Assmt Impt Lakewood Creek Proj (Prerefunded @ 3/01/11)	7.750	03/01/30	1,297,507
2,966	Pingree Grove, IL Spl Svc Area No 2 Spl Tax Cambridge Lakes Proj, Ser 05-2	6.000	03/01/35	1,674,159
2,231	Pingree Grove, IL Spl Svc Area No 7 Spl Tax Cambridge Lakes Proj, Ser 06-1	6.000	03/01/36	1,252,930
1,600	Pingree Grove Vlg, IL Rev Cambridge Lakes Learning Ctr	6.000	06/01/36	1,055,984
1,945	Plano, IL Spl Svc Area No 1 Lakewood Springs Proj, Ser A	6.200	03/01/34	1,312,564
1,815	Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800	03/01/37	950,806
1,370	Quad Cities Reg Econ Dev Auth IL Multi-Family Hsg Heritage Woods Moline Slf Proj (AMT)	6.000	12/01/41	876,827
2,095	Regional Tran Auth IL, Ser B (AMBAC Insd)	8.000	06/01/17	2,725,658
905	Sterling, IL Rev Hoosier Care Proj, Ser A (a)	7.125	06/01/34	666,768
4,000	Upper IL Riv Vy Dev Auth Multi-Family Hsg Rev Living Springs Mchenry Slf Proj (AMT)	6.100	12/01/41	2,599,640
1,921	Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000	03/01/36	1,098,044
3,135	Wheeling, IL Tax Increment Rev N Milwaukee/Lake Cook TIF Proj	6.000	01/01/25	2,373,258

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$2,500	Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000%	12/01/42	$1,833,275
1,405	Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj (a)	6.000	01/01/26	606,637
385	Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj (a)	6.000	01/01/27	163,575
5,597	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250	03/01/35	3,670,345
1,550	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2006-113 Cannonball/Beecher	5.750	03/01/28	834,070
1,891	Yorkville, IL Utd City Spl Svc Area Spl Tax No 4 104 MPI Grade Res Proj	6.375	03/01/34	1,152,451

				91,046,543

	Indiana 1.4%
1,820	Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A (a)	7.125	06/01/34	1,340,903
5,500	Indiana Hlth Fac Hosp Rev Cmnty Fndtn Northwest IN, Ser A	6.000	03/01/34	4,577,925
3,300	Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (AMT)	5.100	01/15/17	2,914,428
1,759	Portage, IN Spl Impt Dist Rev Marina Shores Proj (a)	6.375	03/01/35	971,549
4,000	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (f)	5.700	09/01/37	2,600,240
2,000	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (f)	5.750	09/01/42	1,258,600
500	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (f)	5.800	09/01/47	312,900

				13,976,545

	Iowa 1.6%
600	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/28	543,882
1,500	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/39	1,294,935
1,650	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/43	1,414,957
3,635	Des Moines Iowa Multi-family Hsg Rev Rfdg Luther Pk Apts Inc, Ser A (Acquired 04/05/07, Cost $3,635,000) (b)	5.300	12/01/36	2,175,075
2,000	Estherville, IA Hosp Rev Avera Holy Family Proj	6.250	07/01/26	2,017,260
355	Evansdale, IA Hlthcare Westn Home Proj	6.000	11/01/26	246,867
3,205	Evansdale, IA Hlthcare Westn Home Proj, Ser A	6.000	11/01/26	2,228,757

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Iowa (Continued)
$500	Iowa Fin Auth Retirement Cmnty Friendship Haven Proj, Ser A	5.750%	11/15/19	$398,720
500	Iowa Fin Auth Retirement Cmnty Friendship Haven Proj, Ser A	6.000	11/15/24	371,185
350	Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.450	11/01/26	226,622
1,000	Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.550	11/01/41	563,840
1,900	Iowa Fin Auth Sr Living Fac Rev Deerfield Ret Cmnty Inc, Ser A	5.500	11/15/37	1,095,445
2,300	Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950	08/01/37	1,439,156
1,000	Polk Cnty, IA Hlthcare Fac Rev Luther Pk Hlth Ctr Inc Proj	6.150	10/01/36	645,760
2,000	Pottawattamie Cnty Iowa Rev Rfdg Christian Homes Inc, Ser E	5.750	05/15/31	1,293,880

				15,956,341

	Kansas 0.3%
1,000	Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000	11/15/38	650,570
1,500	Overland Pk, KS Dev Corp Rev First Tier Overland Pk, Ser A (Prerefunded @ 1/01/11)	7.375	01/01/32	1,651,740
1,570	Overland Pk, KS Trans Dev Dist Spl Assmt Grass Creek Proj	5.125	09/01/28	1,019,385

				3,321,695

	Louisiana 1.4%
3,548	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	2,709,253
5,850	Louisiana Pub Fac Auth Hosp Rev Rfdg Lake Charles Mem Hosp (f)	6.375	12/01/34	3,930,673
1,500	Louisiana Pub Fac Auth Rev Progressive Hlthcare (a)	6.375	10/01/20	1,149,705
1,000	Louisiana Pub Fac Auth Rev Progressive Hlthcare (a)	6.375	10/01/28	699,740
2,534	Louisiana St Univ & Agric & Mechanical College Univ Rev Master Agreement (Acquired 11/30/98, Cost $2,534,303) (a) (b)	5.750	10/30/18	2,156,692
3,525	Saint John Baptist Parish LA Rev Marathon Oil Corp, Ser A	5.125	06/01/37	2,469,404

				13,115,467

	Maryland 2.1%
3,000	Baltimore, MD Spl Oblig Spc Oblig, Ser A	7.000	09/01/38	2,223,930
4,700	Brunswick, MD Spl Oblg Brunswick Crossing Spl Taxing	5.500	07/01/36	2,678,812

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Maryland (Continued)
$4,000	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth, Ser A	5.950%	07/01/30	$2,549,640
967	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth, Ser B	6.250	07/01/30	629,507
1,140	Maryland St Econ Dev Corp MD Golf Course Sys (Prerefunded @ 6/01/11)	8.250	06/01/28	1,309,814
1,500	Maryland St Econ Dev Corp Sr Lien Proj Chesapeake Bay, Ser B	5.250	12/01/31	789,750
1,155	Maryland St Hlth & Higher Ed Fac Auth Rev King Farm Presbyterian Cmnty A	5.250	01/01/27	676,495
1,750	Maryland St Hlth & Higher Ed Fac Auth Rev King Farm Presbyterian Cmnty A	5.300	01/01/37	918,628
5,255	Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	6.000	01/01/43	4,035,998
1,500	Maryland St Hlth & Higher Edl Fac Auth Rev Washington Christian Academy	5.500	07/01/38	769,635
3,000	Montgomery Cnty, MD Econ Dev Editorial Proj In Ed, Ser A (Acquired 09/28/98, Cost $3,000,000) (a) (b)	6.400	09/01/28	1,829,580
1,000	Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.000	05/01/24	733,520
1,500	Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.250	05/01/34	1,001,265

				20,146,574

	Massachusetts 1.7%
1,000	Massachusetts St Dev Fin Agy Briarwood, Ser B (Prerefunded @ 12/01/10)	8.000	12/01/22	1,123,940
250	Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.000	01/01/24	174,647
500	Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.500	01/01/35	332,290
1,820	Massachusetts St Dev Fin Agy Rev Hillcrest Ed Ctr Inc (a)	6.375	07/01/29	1,314,277
2,815	Massachusetts St Dev Fin Agy Rev Hlthcare Fac Alliance, Ser A	7.100	07/01/32	2,150,575
1,000	Massachusetts St Dev Fin Agy Rev MCHSP Human Svc Providers, Ser A (Prerefunded @ 7/01/10)	8.000	07/01/20	1,097,720
3,440	Massachusetts St Dev Fin Agy Rev New England Ctr for Children	6.000	11/01/19	2,757,745
4,875	Massachusetts St Dev Fin Agy Rev Rfdg First Mtg Reeds Accd Invt (a)	5.750	10/01/31	2,536,950
780	Massachusetts St Hlth & Ed Fac Auth Rev Nichols College Issue, Ser C	6.000	10/01/17	684,450
1,000	Massachusetts St Hlth & Ed Fac Auth Rev Northn Berkshire Hlth, Ser B	6.250	07/01/24	745,000

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Massachusetts (Continued)
$415	Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.500%	10/01/15	$377,758
2,000	Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.750	10/01/28	1,458,300
1,500	Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl Composting (AMT) (Acquired 08/10/89, Cost $1,500,000) (a) (b)	9.250	06/01/10	1,507,320

				16,260,972

	Michigan 2.4%
2,500	Chelsea, MI Econ Dev Corp Rev Utd Methodist Retirement Rfdg	5.400	11/15/27	1,907,300
1,700	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg	7.000	11/15/28	1,348,049
1,800	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg	7.125	11/15/43	1,371,384
2,035	East Lansing MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham Hills B1	5.250	07/01/37	1,169,087
1,000	Gaylord, MI Hosp Fin Auth Ltd Oblig Rev Otsego Mem Hosp Rfdg	6.500	01/01/31	729,900
1,040	Kent Hosp Fin Auth MI Rev Metro Hosp Proj, Ser A	6.250	07/01/40	731,515
5,610	Michigan St Hosp Fin Auth Rev Henry Ford Hlth Sys Rfdg, Ser A	5.250	11/15/46	4,154,710
2,000	Michigan St Hosp Fin Auth Rev Presbyterian Vlg Rfdg	5.500	11/15/35	1,173,320
1,500	Michigan St Hosp Fin Auth Rev Rfdg Presbyterian Vlg	5.250	11/15/25	977,295
3,060	Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser A (Syncora Gtd) (AMT)	5.500	06/01/30	2,553,846
8,500	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	4,800,290
5,120	Wenonah Pk Ppty Inc Bay City Hotel Rev Bd (a)	7.500	04/01/33	2,469,888

				23,386,584

	Minnesota 5.4%
2,000	Aitkin, MN Hlth Fac Rev Riverwood Hlthcare Ctr Proj (Prerefunded @ 2/01/11)	7.750	02/01/31	2,249,220
1,200	Aitkin, MN Hlthcare Fac Rev Rfdg Riverwood Hlthcare Ctr	5.600	02/01/32	795,036
2,175	Brooklyn Park, MN Lease Rev Prairie Seeds Academy Proj, Ser A	9.250	03/01/39	2,182,373
1,000	Cambridge, MN Hsg & Hlthcare Fac Rev Grandview West Proj, Ser B	6.000	10/01/33	685,200
1,895	Carlton, MN Hlth & Hsg Fac Inter Faith Social Svc Inc Proj	7.500	04/01/19	2,037,504

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$2,000	Carlton, MN Hlth & Hsg Fac Inter Faith Social Svc Inc Proj (Prerefunded @ 4/01/10)	7.750%	04/01/29	$2,174,560
2,700	Carlton, MN Hlthcare & Hsg Fac Rev Rfdg Inter Faith Care Ctr Proj	5.700	04/01/36	1,668,573
1,500	Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Rfdg Crest View Corp Proj A	5.700	07/01/42	953,070
1,000	Cuyuna, MN Sr Hsg Rev Crosby Sr Svcs Proj, Ser B	6.100	10/01/47	664,940
4,800	Dakota Cnty, MN Cmnty Dev Agy Multi-Family Hsg Rev Highview Hills Sr Hsg Proj, Ser A	7.000	08/01/45	3,607,632
560	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	6.000	06/15/12	552,026
1,500	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	7.250	06/15/32	1,207,965
2,000	Glencoe, MN Hlthcare Fac Rev (Prerefunded @ 4/01/11)	7.500	04/01/31	2,267,580
3,000	Minneapolis, MN Hsg & Hlthcare Fac Rev Rfdg Providence Proj, Ser A	5.750	10/01/37	1,937,580
1,400	Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.600	08/01/26	1,032,472
3,100	Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.700	08/01/40	2,054,339
1,000	Minneapolis, MN Tax Increment Rev Ivy Tower Proj	5.700	02/01/29	622,650
3,770	Moorhead, MN Sr Hsg Rev Sheyenne Crossing Proj	5.650	04/01/41	2,382,715
2,150	New Ulm, MN Econ Dev Auth Hsg Fac Rev Rfdg HADC Ridgeway Proj, Ser A (GTY AGMT)	6.000	06/01/41	1,461,506
850	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.250	07/01/26	577,490
2,340	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.450	07/01/41	1,428,032
2,500	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg, Ser A	6.250	07/01/40	1,734,000
1,500	Oakdale, MN Rev Sr Hsg Oak Meadows Proj Rfdg	6.250	04/01/34	1,058,205
1,100	Pine City, MN Lease Rev Lakes Intl Language Academy, Ser A	6.250	05/01/35	781,352
1,425	Ramsey, MN Lease Rev Pact Charter Sch Proj, Ser A	6.750	12/01/33	1,092,120
1,500	Saint Cloud, MN Hsg & Redev Auth Sterling Heights Apt Proj (AMT) (a)	7.550	04/01/39	1,200,120
975	Saint Paul, MN Hsg & Redev Auth Higher Ground Academy Rfdg, Ser A	6.625	12/01/23	815,139

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$400	Saint Paul, MN Hsg & Redev Auth Hmong Academy Proj, Ser A	5.750%	09/01/26	$290,160
3,000	Saint Paul, MN Hsg & Redev Auth Hosp Rev Hlth East Proj	6.000	11/15/30	2,212,830
2,185	Saint Paul, MN Hsg & Redev Auth Lease Rev Hope Cmnty Academy Proj	6.250	12/01/33	1,562,646
2,000	Saint Paul, MN Hsg & Redev Auth Lse Rev Hmong Academy Proj, Ser A	6.000	09/01/36	1,363,960
1,000	Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.300	11/01/30	614,490
3,990	Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.375	05/01/43	2,282,799
1,000	Saint Paul, MN Hsg & Redev Cmnty of Peace Academy Proj, Ser A (Prerefunded @ 12/01/10)	7.875	12/01/30	1,131,430
1,250	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser A	5.875	05/01/30	909,975
700	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser B	6.000	05/01/30	517,965
1,000	Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.375	12/01/24	765,090
1,000	Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.600	12/01/34	711,680
1,450	Winona, MN Hlthcare Winona Hlth, Ser A	6.000	07/01/34	1,234,559

				52,820,983

	Mississippi 0.3%
615	Mississippi Biss Fin Corp Rev Bldg, Ser 2004 (AMT)	7.250	07/01/34	460,574
1,790	Mississippi Home Corp Rev Grove Apts Proj, Ser 1 (AMT) (a)	6.250	04/01/37	1,186,698
2,000	Mississippi Home Corp Rev Kirkwood Apts Proj (AMT) (a)	6.800	11/01/37	1,399,120

				3,046,392

	Missouri 3.2%
1,455	Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500	04/01/22	1,112,173
1,500	Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500	04/01/27	1,036,770
4,750	Branson, MO Regl Arpt Transn Dev Dist Arpt Rev, Ser B (AMT)	6.000	07/01/37	2,700,612
1,500	Carthage, MO Hosp Rev	5.875	04/01/30	981,705
8,500	Carthage, MO Hosp Rev	6.000	04/01/38	5,266,090
250	Cole Cnty, MO Indl Dev Auth Sr Living Fac Rev Lutheran Sr Svc Heisinger Proj	5.500	02/01/35	181,402
960	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/11)	7.000	10/01/21	1,099,997

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri (Continued)
$910	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/12)	6.125%	10/01/21	$1,047,101
1,000	Ferguson, MO Tax Increment Rev Crossings at Halls Ferry Proj (a)	5.000	04/01/17	838,560
1,750	Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.250	01/01/24	1,288,297
1,500	Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.500	01/01/35	1,030,920
952	Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Brentwood Manor Apt Proj, Ser B (AMT) (a)	7.250	10/15/38	741,008
3,000	Kansas City, MO Indl Dev Plaza Lib Proj	5.900	03/01/24	2,325,060
1,665	Kansas City, MO Multi-Family Hsg Rev Northwoods Apts Proj, Ser A (AMT) (a)	6.450	05/01/40	1,173,475
2,220	Nevada, MO Hosp Rev Nevada Regl Med Ctr (Prerefunded @ 10/01/11)	6.750	10/01/22	2,550,958
2,750	Saint Joseph, MO Indl Dev Auth Hlthcare Rev Living Cmnty Saint Joseph Proj	7.000	08/15/32	2,141,123
1,270	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/30	921,042
1,630	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/41	1,111,807
4,615	Saline Cnty, MO Indl Dev Auth Hlth Fac Rev (Acquired 01/12/99, Cost $4,526,310) (b)	6.500	12/01/28	3,468,957

				31,017,057

	Montana 0.2%
1,000	Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.000	05/15/25	723,370
2,000	Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.125	05/15/36	1,288,040

				2,011,410

	Nevada 1.1%
2,400	Director St NV Dept Business & Industry Las Vegas Monorail Proj Second Tier (a) (d)	7.375	01/01/40	191,520
3,600	Henderson, NV Loc Impt Dist No T 18 (a)	5.300	09/01/35	1,294,740
970	Las Vegas, NV Loc Impt Bds Spl Impt Dist No 607	6.000	06/01/19	709,031
2,700	Las Vegas, NV Redev Agy Tax Increment Rev, Ser A	8.000	06/15/30	2,715,363
5,425	Reno, NV Redev Agy Tax Alloc Sub Lien, Ser C	5.400	06/01/27	3,451,277

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Nevada (Continued)
$1,000	Sparks Nev Loc Impt Dists Ltd Oblig Dist No 3	6.500%	09/01/20	$821,010
2,000	Sparks Nev Loc Impt Dists Ltd Oblig Dist No 3	6.750	09/01/27	1,517,200

				10,700,141

	New Hampshire 0.3%
1,690	New Hampshire Hlth & Ed Fac Auth Rev Huntington at Nashua, Ser A	6.875	05/01/33	1,436,770
1,500	New Hampshire Hlth & Ed Fac Speare Mem Hosp	5.875	07/01/34	1,108,425

				2,545,195

	New Jersey 2.2%
1,200	New Jersey Econ Dev Auth Econ Dev Rev Kullman Assoc Proj, Ser A (AMT) (a)	6.125	06/01/18	917,724
2,000	New Jersey Econ Dev Auth First Mtg Franciscan Oaks Proj	5.700	10/01/17	1,676,240
750	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.300	11/01/26	488,475
900	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.375	11/01/36	516,483
1,000	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/10)	8.000	11/15/15	1,118,190
1,440	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/10)	8.125	11/15/23	1,612,944
710	New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.750	01/01/25	542,355
1,230	New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.875	01/01/37	848,122
2,000	New Jersey Econ Dev Auth Rev Sr Living Fac Esplanade Bear (AMT) (a)	7.000	06/01/39	1,415,000
1,500	New Jersey Econ Dev Auth Rev Unrefunded Bal Sr Mtg Arbor, Ser A	6.000	05/15/28	1,036,380
900	New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.250	09/15/19	603,675
4,200	New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.250	09/15/29	2,389,968
3,000	New Jersey Econ Dev Auth Utd Methodist Homes NJ Oblig	5.750	07/01/29	2,026,980
900	New Jersey Hlthcare Fac Fin Auth Rev Avalon at Hillsborough, Ser A (AMT)	6.375	07/01/25	655,425
575	New Jersey Hlthcare Fac Fin Auth Rev Avalon at Hillsborough, Ser A (AMT)	6.625	07/01/35	388,712
555	New Jersey Hlthcare Fac Fin Auth Rev Raritan Bay Med Ctr Issue Rfdg (a)	7.250	07/01/14	513,752

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Jersey (Continued)
$3,390	New Jersey Hlthcare Fac Fin Auth Rev Saint Joseph’s Hlthcare Sys	6.625%	07/01/38	$2,458,021
3,000	New Jersey Hlthcare Fac Fin Inst Inc Cherry Hill Proj	8.000	07/01/27	2,326,740

				21,535,186

	New Mexico 0.4%
1,505	Cabezon Pub Impt Dist NM Spl Leverage Rev	6.000	09/01/24	1,058,948
960	New Mexico Hsg Auth Region lll Sr Brentwood Gardens Apt, Ser A (AMT) (a)	6.850	12/01/31	751,939
2,000	New Mexico St Hosp Equip Ln Council Hosp Rev Rehoboth Proj Rfdg, Ser A	5.250	08/15/26	1,233,940
750	Ventana West Pub Impt Dist NM	6.875	08/01/33	524,693

				3,569,520

	New York 5.0%
1,400	Brookhaven, NY Indl Dev Agy Sr Residential Hsg Rev Woodcrest Estates Fac, Ser A (AMT)	6.375	12/01/37	1,015,420
3,180	Dutchess Cnty, NY Indl Dev Agy Saint Francis Hosp Rfdg, Ser A	7.500	03/01/29	2,822,822
1,530	Monroe Cnty, NY Indl Dev Agy Woodland Vlg Proj (Prerefunded @ 11/15/10)	8.000	11/15/15	1,681,287
3,900	Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	6.700	01/01/43	2,971,527
15,780	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	13,241,945
5,000	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.500	03/01/35	3,420,950
3,000	New York City, NY Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/37	2,227,590
2,500	New York St Energy Resh & Dev Reg Ribs (k)	11.564	04/01/20	2,538,575
6,000	New York St Environmental Fac Corp St Clean Wtr & Drinking, Ser A (c) (i)	5.000	06/15/34	5,856,810
4,095	Port Auth NY & NJ Cons 144th (c)	5.000	10/01/35	4,047,641
1,000	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Gurwin Jewish Phase II	6.700	05/01/39	693,410
1,380	Suffolk Cnty, NY Indl Dev Agy Cont Care Retirement Peconic Landing, Ser A	8.000	10/01/20	1,318,838
4,000	Suffolk Cnty, NY Indl Dev Agy Medford Hamlet Asstd Living Proj (AMT)	6.375	01/01/39	2,543,000
1,000	Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375	03/01/31	796,660
2,315	Utica, NY Indl Dev Agy Civic Utica College Civic Fac	6.750	12/01/21	2,071,624

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$1,000	Westchester Cnty, NY Indl Dev Hebrew Hosp Sr Hsg Inc, Ser A (Prerefunded @ 7/01/10)	7.375%	07/01/30	$1,099,460

				48,347,559

	North Carolina 0.3%
2,145	North Carolina Med Care Commn Hlthcare Fac Rev Pennybyrn at Maryfield, Ser A	6.125	10/01/35	1,367,545
2,895	North Carolina Med Care Commn Retirement Fac Rev First Mtg Vlg at Brookwood Rfdg	5.250	01/01/32	1,665,406

				3,032,951

	North Dakota 0.1%
1,820	Traill Cnty, ND Hlthcare Rev Hillsboro Med Ctr	5.500	05/01/42	1,030,630

	Ohio 4.7%
7,200	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj (a)	6.500	09/01/36	4,580,064
5,000	Athens Cnty, OH Hosp Fac Rev Impt O’Bleness Mem Rfdg, Ser A	7.125	11/15/33	3,694,250
6,260	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.125	06/01/24	4,485,353
1,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.750	06/01/34	572,980
14,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/30	8,529,780
15,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/47	8,006,400
2,810	Cleveland-Cuyahoga Cnty, OH Spl Assmt/Tax Increment	7.000	12/01/18	2,683,634
2,000	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	6.000	05/15/37	1,238,060
1,000	Cuyahoga Cnty, OH Hlthcare Fac Franciscan Cnty OH Inc Proj, Ser C	6.250	05/15/32	678,940
1,760	Dayton, OH Spl Fac Rev Air Fght Cargo Day LLC Proj (AMT)	6.300	04/01/22	1,337,547
5,955	Franklin Cnty, OH Hlthcare Fac Rev Impt Lutheran Sr City Proj Rfdg	6.125	12/15/28	3,974,367
1,500	Lucas Cnty, OH Hlthcare & Impt Sunset Retirement Rfdg	6.500	08/15/20	1,485,030
4,340	Norwood, OH Tax Increment Rev Fin Cornerstone at Norwood (a)	6.200	12/01/31	2,803,683
2,000	Ohio St Higher Edl Fac Commn Rev Univ Hosp Hlth Sys-2009A	6.750	01/15/39	1,988,280

				46,058,368

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Oklahoma 0.6%
$1,000	Citizen Potawatomi Nation, OK, Ser A	6.500%	09/01/16	$940,840
225	Langston, OK Econ Dev Langston Cmnty Dev Corp Proj, Ser A (g)	7.000	08/01/10	234,927
4,500	Oklahoma Cnty, OK Fin Auth Rev Retirement Fac Concordia, Ser A	6.000	11/15/38	2,823,615
1,065	Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare Sys Rfdg, Ser A (Prerefunded @ 8/15/09)	5.750	08/15/12	1,094,767
1,000	Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare Sys Rfdg, Ser A (Prerefunded @ 8/15/09)	5.750	08/15/15	1,027,950

				6,122,099

	Oregon 0.9%
2,145	Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg (a)	6.875	08/01/28	1,616,236
1,500	Gilliam Cnty, OR Solid Waste Disp Rev Waste Mgmt Proj Conv (AMT)	5.250	07/01/29	1,145,385
2,400	Multnomah Cnty, OR Hosp Fac Auth Rev Terwilliger Plaza Proj Rfdg (Acquired 12/27/05, Cost $2,344,512) (b)	6.500	12/01/29	1,725,408
4,788	Oregon St Hlth Hsg Ed & Cultural Fac Auth Saint Anthony Vlg Hsg, Ser A (AMT) (a)	7.250	06/01/28	3,878,066
890	Oregon St Hlth Hsg Ed Auth OR Baptist Retirement Homes, Ser A	8.000	11/15/26	790,863

				9,155,958

	Pennsylvania 5.4%
14,000	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.375	11/15/40	7,598,920
1,500	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,100,040
1,500	Berks Cnty, PA Indl Dev Auth First Mtg Rev Rfdg One Douglassville Proj A (AMT)	6.125	11/01/34	1,028,685
1,250	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Fac Rev Ann’s Choice Inc, Ser A	6.250	01/01/35	835,087
1,500	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Rev Ann’s Choice Inc Fac, Ser A	6.125	01/01/25	1,082,190
1,000	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.200	05/01/19	819,550
1,800	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.300	05/01/29	1,263,402
3,000	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000	01/01/25	2,032,890
1,000	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.875	07/01/31	647,610
1,900	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.900	07/01/40	1,164,092
230	Harrisburg, PA Auth Univ Rev Harrisburg Univ of Science, Ser A	5.400	09/01/16	217,154

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$2,050	Harrisburg, PA Auth Univ Rev Harrisburg Univ of Science, Ser B	6.000%	09/01/36	$1,509,251
2,200	Indiana Cnty, PA Indl Dev Auth PSEG Pwr LLC Proj Rfdg (AMT)	5.850	06/01/27	1,859,110
1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Anne’s Home	6.625	04/01/28	757,400
1,200	Lehigh Cnty, PA Gen Purp Auth First Mtg Bible Fellowship Church (a)	7.625	11/01/21	1,080,408
2,755	Lehigh Cnty, PA Gen Purp Auth Rev Good Shepherd Grp, Ser A	5.500	11/01/24	2,612,649
3,585	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp (a)	6.200	11/01/14	3,284,613
5,500	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp Rfdg (a)	6.000	11/01/23	3,008,445
1,000	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.100	06/01/18	796,620
4,180	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Rfdg & Impt Montgomery	6.875	04/01/36	3,052,403
1,085	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.000	02/01/21	792,723
4,500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250	02/01/35	2,724,750
1,315	Northeastern, PA Hosp & Ed Auth Hlthcare Rev (a)	7.125	10/01/29	1,026,831
1,635	Northeastern, PA Hosp & Ed Auth Hlthcare Rev Oakwood Ter Proj (a) (f)	6.500	10/01/32	1,138,647
3,750	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT)	6.750	12/01/36	3,188,138
3,000	Pennsylvania Econ Dev Fin Auth Reliant Energy Seward, Ser A (AMT)	6.750	12/01/36	2,550,510
980	Pennsylvania St Higher Ed Student Assn Inc Proj, Ser A	6.750	09/01/32	802,640
2,150	Philadelphia, PA Auth for Indl Dev Rev Coml Dev Rfdg (AMT)	7.750	12/01/17	1,829,779
1,195	Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Centralized Comp Human Svc, Ser A (a)	6.125	01/01/13	1,089,374
1,500	Westmoreland Cnty, PA Indl Dev Hlthcare Fac Redstone, Ser B (Prerefunded @ 11/15/10)	8.000	11/15/23	1,663,320

				52,557,231

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Rhode Island 0.4%
$1,825	Rhode Island St Econ Dev Corp Rev Oblig Providence Pl	7.250%	07/01/20	$1,547,764
2,915	Tobacco Settlement Fin Corp RI Asset Bkd, Ser A	6.000	06/01/23	2,613,852

				4,161,616

	South Carolina 1.0%
2,465	Lancaster Cnty, SC Assmt Rev Edenmoor Impt Dist, Ser B (Acquired 05/19/06, Cost $2,465,000) (b)	5.750	12/01/37	1,247,389
1,675	Lancaster Cnty, SC Assmt Rev Sun City Carolina Lakes Impt	5.450	12/01/37	940,228
1,000	Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.250	11/01/26	621,270
1,250	Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.300	11/01/35	692,875
3,000	South Carolina Jobs Econ Dev Auth Econ Dev Rev Westminster Impt & Rfdg	5.375	11/15/30	1,904,400
2,250	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.300	10/01/36	1,265,152
800	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/27	550,920
2,000	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/37	1,235,600
1,000	South Carolina Jobs Econ Dev Episcopal Home Still Proj, Ser A	6.000	05/15/17	837,990

				9,295,824

	South Dakota 0.2%
1,010	Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp A (Mun Govt Gtd.) (AMT)	6.000	12/15/18	782,457
1,750	Sioux Falls, SD Hlth Fac Rev Rfdg Dow Rummel Vlg Proj	5.000	11/15/33	958,405

				1,740,862

	Tennessee 1.7%
1,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (Prerefunded @ 7/01/12)	7.500	07/01/33	1,143,240
2,230	Memphis, TN Hlth Ed & Hsg Fac Brd Multi-Family Hsg Rev Hilldale Apts Proj (AMT)	6.700	11/01/37	1,589,120
1,750	Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.000	12/01/23	1,419,617
2,500	Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.250	12/01/34	1,843,250
1,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.625	09/01/26	685,100

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Tennessee (Continued)
$2,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.750%	09/01/37	$1,246,400
800	Shelby Cnty, TN Hlth Ed Hsg Vlg at Germantown	6.250	12/01/34	516,936
2,100	Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Wellmont Hlth Sys Proj, Ser C	5.250	09/01/36	1,237,404
4,460	Sullivan Cnty, TN Hlth Ed & Hsg First Mtg Fac Brd Rev Inc Proj (a)	8.410	11/01/19	4,365,136
2,390	Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj, Ser A (Acquired 06/08/89, Cost $2,390,000) (a) (b)	10.000	11/01/19	1,948,926
1,160	Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj, Ser B (Acquired 06/08/89, Cost $1,160,000) (a) (b) (d)	10.000	11/01/20	12

				15,995,141

	Texas 4.8%
2,700	Abia Dev Corp TX Arpt Fac Rev Austin Belly Port Dev LLC Proj, Ser A (AMT)	6.500	10/01/23	2,068,470
2,000	Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500	11/01/29	1,224,120
1,000	Atlanta, TX Hosp Auth Fac Rev	6.700	08/01/19	892,880
2,035	Atlanta, TX Hosp Auth Fac Rev	6.750	08/01/29	1,536,282
985	Austin-Bergstorm Landhost Enterprises Inc TX Arpt Hotel Sr, Ser A	6.750	04/01/27	620,964
940	Bexar Cnty, TX Hsg Fin Corp Multi-Family Hsg Rev Woodland Ridge Apt Proj, Ser A (AMT) (a)	7.000	01/01/39	709,174
1,825	Dallas Cnty, TX Flood Ctl Dist No 1 Cap Apprec Rfdg (Acquired 08/28/89, Cost $660,829) (b)	*	08/01/11	1,580,340
3,445	Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg	7.250	04/01/32	2,910,095
2,500	Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.000	09/01/25	1,993,050
3,500	Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.125	09/01/34	2,640,330
1,500	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (a) (e)	7.500/3.750	07/01/17	1,235,160
3,000	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (a) (e)	7.750/3.100	01/01/34	2,091,390
3,605	HFDC Cent TX Inc Retirement Fac Rev Vlg at Gleannloch Farms, Ser A	5.500	02/15/37	2,172,012
420	Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	6.750	07/01/21	284,999
4,185	Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	6.750	07/01/29	2,565,405

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$40	Lower Colorado Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875%	05/14/14	$40,669
20	Lower Colorado Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/15/15	20,335
1,000	Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg First Mtg Carillon Proj A	6.500	07/01/26	734,620
5,000	Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg First Mtg Carillon Proj A	6.625	07/01/36	3,453,500
2,500	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/37	1,626,275
2,195	Meadow Parc Dev Inc TX Multi-Family Rev Hsg Meadow Parc Apt Proj	6.500	12/01/30	1,607,618
2,500	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	7.250	01/01/31	1,945,725
1,500	Midlothian, TX Dev Auth Tax Increment Contract Rev (Acquired 12/02/04, Cost $1,150,000) (b)	6.200	11/15/29	1,147,305
2,000	Midlothian, TX Dev Auth Tax Increment Contract Rev (Prerefunded @ 5/15/11)	7.875	11/15/26	2,311,180
1,000	Richardson, TX Hosp Auth Rev Baylor & Richardson Impt Rfdg	5.625	12/01/28	722,570
750	Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev (GNMA Collateralized) (AMT)	6.900	07/02/24	772,560
1,675	Texas St Pub Fin Auth Sch Excellence Ed Proj, Ser A (Acquired 12/02/04, Cost $1,654,197) (b)	7.000	12/01/34	1,280,387
1,500	Texas St Student Hsg Corp MSU Proj Midwestern St Univ (Prerefunded @ 9/01/12)	6.500	09/01/34	1,729,545
2,950	Tomball, TX Hosp Auth Rev Hosp Tomball Regl Hosp	6.000	07/01/29	2,220,907
880	Wichita Cnty, TX Hlth Fac Rolling Meadows Fac Rfdg, Ser A	6.250	01/01/28	631,321
2,500	Woodhill Pub Fac Corp TX Hsg-Woodhill Apt Proj (a)	7.500	12/01/29	2,100,550

				46,869,738

	Utah 0.2%
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (a) (d)	7.800	09/01/15	237,500
585	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (a) (d)	7.800	09/01/25	138,937

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Utah (Continued)
$1,165	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (a) (d)	8.000%	09/01/20	$276,687
2,275	Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj, Ser A (a)	6.875	07/01/27	1,690,189

				2,343,313

	Vermont 0.3%
2,750	Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375	05/01/36	1,566,290
1,000	Vermont Ed & Hlth Bldg Fin Agy Rev Bennington College Proj	6.625	10/01/29	755,300
215	Vermont Ed & Hlth Bldg Fin Agy Rev VT Council Dev Mental Hlth, Ser A	6.000	12/15/09	216,092

				2,537,682

	Virginia 1.7%
4,000	Albemarle Cnty, VA Indl Dev Auth Ed Fac Rev Covenant Sch Inc, Ser A	7.750	07/15/32	3,501,200
5,000	Celebrate, VA South Cmnty Dev Celebrate VA South Proj	6.250	03/01/37	3,154,100
2,500	Farms New Kent, VA Cmnty Dev, Ser B	5.450	03/01/36	1,388,225
2,500	Farms New Kent, VA Cmnty Dev, Ser C	5.800	03/01/36	1,438,575
1,000	New Port Cmnty Dev Auth VA Spl Assmt	5.500	09/01/26	566,000
2,500	New Port Cmnty Dev Auth VA Spl Assmt	5.600	09/01/36	1,264,800
4,000	Peninsula Ports Auth VA Rfdg Residential Care Fac Rev VA Baptist Homes, Ser C	5.400	12/01/33	2,406,360
1,500	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.350	09/01/28	987,990
1,250	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.450	09/01/37	781,175
4,000	Roanoke Cnty, VA Indl Dev Auth Glebe Inc, Ser A (a) (d)	6.300	07/01/35	840,800

				16,329,225

	Washington 2.5%
2,000	Kalispel Tribe Indians Priority Dist WA Rev	6.750	01/01/38	1,419,340
1,000	King Cnty, WA Pub Hosp Dist No 004 Snoqualmie Vly Hosp (a)	7.250	12/01/15	952,030
4,050	Port Seattle, WA Spl Fac Rev Northwest Airlines Proj (AMT)	7.250	04/01/30	2,643,273
8,830	Tobacco Settlement Auth WA Tob Settlement Rev	6.625	06/01/32	6,255,084
4,500	Washington St Hlth Care Fac Auth Rev Seattle Cancer Care Alliance	7.375	03/01/38	4,630,140
7,225	Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpts Wesley Homes, Ser A (Acquired 05/07/08, Cost $7,225,000) (a) (b)	6.200	01/01/36	5,066,820
1,000	Washington St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Proj, Ser A	5.625	01/01/27	660,280

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Washington (Continued)
$4,000	Washington St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Proj, Ser A	5.625%	01/01/38	$2,357,560

				23,984,527

	West Virginia 0.7%
1,000	Harrison Cnty, WV Cnty Commn Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500	10/15/37	735,180
6,500	West Virginia St Hosp Fin Auth Hosp Rev Thomas Health Sys	6.500	10/01/38	4,981,340
1,500	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000	10/01/20	1,305,150

				7,021,670

	Wisconsin 1.0%
800	Baldwin, WI Hosp Rev Mtg, Ser A	6.125	12/01/18	662,704
1,000	Baldwin, WI Hosp Rev Mtg, Ser A	6.375	12/01/28	714,650
1,685	Milwaukee, WI Rev Sr Air Cargo (AMT)	6.500	01/01/25	1,305,471
1,000	Waukesha, WI Redev Auth Hsg Rfdg Sr Kirkland Crossings Proj	5.500	07/01/31	715,790
1,500	Waukesha, WI Redev Auth Hsg Sr Kirkland Crossings Proj Rfdg	5.600	07/01/41	1,014,075
750	Wisconsin Hlth & Ed Fac Eastcastle Pl Inc Proj	6.000	12/01/24	544,155
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Oakwood Vlg Proj, Ser A	7.625	08/15/30	955,370
1,000	Wisconsin St Hlth & Ed Fac Divine Savior Hlthcare, Ser C (Prerefunded @ 5/01/12)	7.500	05/01/32	1,173,980
2,000	Wisconsin St Hlth & Ed Fac Fort Hlthcare Inc Proj	6.100	05/01/34	1,615,840
1,500	Wisconsin St Hlth & Ed Fac Southwest Hlth Ctr, Ser A	6.125	04/01/24	1,196,820

				9,898,855

	Wyoming 0.4%
3,000	Sweetwater Cnty, WY Solid Waste Disp Rev FMC Corp Proj Rfdg (AMT)	5.600	12/01/35	2,212,050
1,500	Teton Cnty, WY Hosp Dist Hosp Saint Johns Med Ctr	6.750	12/01/27	1,143,900

				3,355,950

	Puerto Rico 0.0%
75	Puerto Rico Pub Bldgs Auth Rev Govt Fac, Ser I (Comwth Gtd) (Prerefunded @ 7/01/14)	5.250	07/01/33	84,633

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	U.S. Virgin Islands 0.1%
$1,000	Virgin Islands Pub Fin Auth Refinery Fac Rev Sr Sec Hovensa Refinery (AMT)	5.875%	07/01/22	$696,850

Total Long-Term Investments 101.0% (Cost $1,356,759,785)				980,637,010

Total Short-Term Investments 0.1% (Cost $800,000)				800,000

Total Investments 101.1% (Cost $1,357,559,785)				981,437,010

Liability for Floating Rate Note Obligations Related to Securities Held (3.7%) (Cost ($35,705,000)) (35,705) Notes with interest rates ranging from 0.39% to 0.96% at March 31, 2009 and contractual maturities of collateral ranging from 2024 to 2045 (j) (See Note 1)				$(35,705,000)

Total Net Investments 97.4% (Cost $1,321,854,785)				945,732,010

Other Assets in Excess of Liabilities 2.6%				25,330,410

Net Assets 100.0%				$971,062,420

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security has been deemed illiquid.

(b)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 4.4% of net assets.

(c)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(d)	Non-income producing security.

(e)	Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(f)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g)	Escrowed to Maturity

(h)	Variable Rate Coupon

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

(i)	Security purchased on a when-issued delayed delivery or forward commitment basis.

(j)	Floating rate notes. The interest rates shown reflect the rates in the effect at March 31, 2009.

(k)	Inverse floating rate

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
Comwth—Commonwealth of Puerto Rico
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
GTY AGMT—Guarantee Agreement
Mun Govt Gtd—Municipal Government Guaranteed
NATL—National Public Finance Guarantee Corp.
Syncora Gtd—Syncora Guarantee Inc.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $1,357,559,785)	$981,437,010
Cash	3,034,868
Receivables:
Interest	24,716,985
Investments Sold	10,678,417
Fund Shares Sold	976,872
Other	174,239

Total Assets	1,021,018,391

Liabilities:
Payables:
Floating Rate Note Obligations	35,705,000
Investments Purchased	7,567,680
Fund Shares Repurchased	4,170,520
Income Distributions	1,198,814
Distributor and Affiliates	394,518
Investment Advisory Fee	393,842
Trustees’ Deferred Compensation and Retirement Plans	246,014
Accrued Expenses	279,583

Total Liabilities	49,955,971

Net Assets	$971,062,420

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,547,839,018
Accumulated Undistributed Net Investment Income	3,000,784
Accumulated Net Realized Loss	(203,654,607)
Net Unrealized Depreciation	(376,122,775)

Net Assets	$971,062,420

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $799,730,346 and 90,139,090 shares of beneficial interest issued and outstanding)	$8.87
Maximum sales charge (4.75%* of offering price)	0.44

Maximum offering price to public	$9.31

Class B Shares:
Net asset value and offering price per share (Based on net assets of $52,421,682 and 5,911,156 shares of beneficial interest issued and outstanding)	$8.87

Class C Shares:
Net asset value and offering price per share (Based on net assets of $118,859,127 and 13,278,209 shares of beneficial interest issued and outstanding)	$8.95

Class I Shares:
Net asset value and offering price per share (Based on net assets of $51,265 and 5,776 shares of beneficial interest issued and outstanding)	$8.88

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income:
Interest	$43,946,970

Expenses:
Investment Advisory Fee	2,418,833
Distribution (12b-1) and Service Fees
Class A	1,043,326
Class B	279,064
Class C	632,505
Interest and Residual Trust Expenses	667,717
Transfer Agent Fees	308,634
Accounting and Administrative Expenses	145,740
Professional Fees	85,578
Custody	72,591
Reports to Shareholders	60,374
Registration Fees	54,155
Trustees’ Fees and Related Expenses	25,755
Other	26,864

Total Expenses	5,821,136
Less Credits Earned on Cash Balances	4,376

Net Expenses	5,816,760

Net Investment Income	$38,130,210

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(66,235,565)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(205,904,709)
End of the Period	(376,122,775)

Net Unrealized Depreciation During the Period	(170,218,066)

Net Realized and Unrealized Loss	$(236,453,631)

Net Decrease in Net Assets From Operations	$(198,323,421)

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$38,130,210	$81,004,260
Net Realized Loss	(66,235,565)	(20,721,067)
Net Unrealized Depreciation During the Period	(170,218,066)	(212,733,258)

Change in Net Assets from Operations	(198,323,421)	(152,450,065)

Distributions from Net Investment Income:
Class A Shares	(32,321,631)	(66,087,307)
Class B Shares	(1,931,799)	(3,978,745)
Class C Shares	(4,342,841)	(8,143,974)
Class I Shares	(3,366)	(18,573)

Total Distributions	(38,599,637)	(78,228,599)

Net Change in Net Assets from Investment Activities	(236,923,058)	(230,678,664)

From Capital Transactions:
Proceeds from Shares Sold	134,062,379	365,253,833
Net Asset Value of Shares Issued Through Dividend Reinvestment	31,115,393	57,959,746
Cost of Shares Repurchased	(230,142,702)	(426,646,705)

Net Change in Net Assets from Capital Transactions	(64,964,930)	(3,433,126)

Total Decrease in Net Assets	(301,887,988)	(234,111,790)
Net Assets:
Beginning of the Period	1,272,950,408	1,507,062,198

End of the Period (Including accumulated undistributed net investment income of $3,000,784 and $3,470,211, respectively)	$971,062,420	$1,272,950,408

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class A Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$10.97	$12.94	$13.59	$13.23	$13.00	$13.03

Net Investment Income (a)	0.35	0.71	0.69	0.71	0.72	0.74
Net Realized and Unrealized Gain/Loss	(2.10)	(2.00)	(0.64)	0.37	0.27	-0-

Total from Investment Operations	(1.75)	(1.29)	0.05	1.08	0.99	0.74

Less:
Distributions from Net Investment Income	0.35	0.68	0.70	0.72	0.76	0.77

Net Asset Value, End of the Period	$8.87	$10.97	$12.94	$13.59	$13.23	$13.00

Total Return (b)	–15.99% *	–10.19%	0.26%	8.41%	7.75%	5.87%
Net Assets at End of the Period (In millions)	$799.7	$1,044.7	$1,245.4	$1,338.7	$1,267.3	$766.1
Ratio of Expenses to Average Net Assets	1.01%	1.19%	1.73%	1.39%	1.04%	0.99%
Ratio of Net Investment Income to Average Net Assets	7.61%	5.81%	5.11%	5.34%	5.41%	5.74%
Portfolio Turnover	7% *	30%	28%	48%	34%	10%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.88%	0.83%	0.82%	0.84%	0.86%	0.91%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class B Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$10.97	$12.93	$13.58	$13.22	$12.99	$13.02

Net Investment Income (a)	0.31	0.62	0.59	0.61	0.62	0.65
Net Realized and Unrealized Gain/Loss	(2.09)	(1.99)	(0.65)	0.37	0.27	(0.01)

Total from Investment Operations	(1.78)	(1.37)	(0.06)	0.98	0.89	0.64

Less:
Distributions from Net Investment Income	0.32	0.59	0.59	0.62	0.66	0.67

Net Asset Value, End of the Period	$8.87	$10.97	$12.93	$13.58	$13.22	$12.99

Total Return (b)	–16.24% *	–10.88%	–0.49%	7.54%	7.04%	5.07%
Net Assets at End of the Period (In millions)	$52.4	$70.2	$91.4	$120.0	$144.9	$123.8
Ratio of Expenses to Average Net Assets	1.76%	1.95%	2.48%	2.14%	1.79%	1.75%
Ratio of Net Investment Income to Average Net Assets	6.85%	5.05%	4.35%	4.58%	4.67%	5.00%
Portfolio Turnover	7% *	30%	28%	48%	34%	10%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.63%	1.58%	1.57%	1.59%	1.61%	1.67%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class C Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$11.07	$13.04	$13.69	$13.32	$13.09	$13.11

Net Investment Income (a)	0.32	0.62	0.59	0.61	0.62	0.64
Net Realized and Unrealized Gain/Loss	(2.12)	(2.00)	(0.65)	0.38	0.27	0.01

Total from Investment Operations	(1.80)	(1.38)	(0.06)	0.99	0.89	0.65

Less:
Distributions from Net Investment Income	0.32	0.59	0.59	0.62	0.66	0.67

Net Asset Value, End of the Period	$8.95	$11.07	$13.04	$13.69	$13.32	$13.09

Total Return (b)	–16.28% *	–10.87%	–0.49%	7.55%	6.98%	5.10%	(c)
Net Assets at End of the Period (In millions)	$118.9	$157.8	$170.3	$198.0	$200.0	$84.0
Ratio of Expenses to Average Net Assets	1.76%	1.95%	2.48%	2.14%	1.80%	1.73%
Ratio of Net Investment Income to Average Net Assets	6.88%	5.06%	4.35%	4.59%	4.62%	4.94%	(c)
Portfolio Turnover	7% *	30%	28%	48%	34%	10%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.63%	1.58%	1.57%	1.59%	1.62%	1.65%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%. (See footnote 7)

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	December 19, 2007
	Ended	(Commencement of
	March 31,	Operations) to
Class I Shares	2009	September 30, 2008

Net Asset Value, Beginning of the Period	$10.97	$12.46

Net Investment Income (a)	0.36	0.56
Net Realized and Unrealized Gain/Loss	(2.08)	(1.50)

Total from Investment Operations	(1.72)	(0.94)

Less:
Distributions from Net Investment Income	0.37	0.55

Net Asset Value, End of the Period	$8.88	$10.97

Total Return (b)	–15.77% *	–7.71% *
Net Assets at End of the Period (In millions)	$0.1	$0.2
Ratio of Expenses to Average Net Assets	0.74%	0.94%
Ratio of Net Investment Income to Average Net Assets	7.52%	6.08%
Portfolio Turnover	7% *	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.61%	0.58%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Strategic Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	981,437,010
Level 3—Significant Unobservable Inputs	-0-

Total	$981,437,010

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2009, the Fund had $5,783,040 of when-issued or delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $121,582,967, which will expire according to the following schedule:

Amount	Expiration

$10,147,307	September 30, 2009
16,221,240	September 30, 2010
22,472,916	September 30, 2011
3,607,121	September 30, 2012
28,957,443	September 30, 2013
24,197,373	September 30, 2014
6,419,495	September 30, 2015
9,560,072	September 30, 2016

At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,309,806,398

Gross tax unrealized appreciation	$13,552,938
Gross tax unrealized depreciation	(377,625,931)

Net tax unrealized depreciation on investments	$(364,072,993)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended September 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$48,797
Tax-exempt income	78,737,727

$78,786,524

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$204,490
Undistributed tax-exempt income	6,214,160

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes and the deferral of losses relating to wash sale transactions.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

F. Credits Earned on Cash Balances During the six months ended March 31, 2009, the Fund’s custody fee was reduced by $4,376 as a result of credits earned on cash balances.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2009, Fund investments with a value of $58,685,383 are held by the dealer trusts and serve as collateral for the $35,705,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2009 were $51,118,243 and 2.62%, respectively.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset management (“the Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Over $500 million	.45%

For the six months ended March 31, 2009, the Fund recognized expenses of approximately $28,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Under separate Legal Services, Accounting Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $70,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $99,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $123,300 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $85,000 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $135,700. Sales charges do not represent expenses of the Fund.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended March 31, 2009 and year ended September 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	11,561,553	$105,206,125	23,278,380	$286,468,234
Class B	431,455	3,883,163	703,508	8,570,363
Class C	2,735,195	24,973,091	5,608,467	69,427,740
Class I	-0-	-0-	64,111	787,496

Total Sales	14,728,203	$134,062,379	29,654,466	$365,253,833

Dividend Reinvestment:
Class A	2,949,552	$26,550,652	4,155,890	$49,845,865
Class B	181,460	1,632,625	261,522	3,134,913
Class C	322,727	2,928,752	411,425	4,962,066
Class I	366	3,364	1,417	16,902

Total Dividend Reinvestment	3,454,105	$31,115,393	4,830,254	$57,959,746

Repurchases:
Class A	(19,570,305)	$(182,433,145)	(28,462,846)	$(347,202,239)
Class B	(1,098,830)	(10,129,050)	(1,633,806)	(19,796,928)
Class C	(4,043,998)	(37,453,110)	(4,809,263)	(59,089,651)
Class I	(13,187)	(127,397)	(46,931)	(557,887)

Total Repurchases	(24,726,320)	$(230,142,702)	(34,952,846)	$(426,646,705)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on pro rata basis to each class of shares. For the six months ended March 31, 2009, the Fund received redemption fees of approximately $11,700, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $217,748,781 and $229,318,964, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index. The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings,

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund’s effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
For the six months ended March 31, 2009, there were no transactions in future contracts.

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,150,000 and $86,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

Van Kampen Strategic Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

39, 339, 539, 639
STMISAN 5/09
IU09-02155P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

	A Shares		B Shares		C Shares		I Shares
	since 12/13/85		since 4/30/93		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	5.74%	5.52%	3.59%	3.59%	3.03%	3.03%	–0.69%

10-year	2.77	2.27	2.46	2.46	2.05	2.05	—

5-year	0.33	–0.64	0.40	0.15	–0.36	–0.36	—

1-year	–5.26	–9.76	–5.35	–8.97	–5.89	–6.79	–5.02

6-month	–0.66	–5.36	–0.71	–4.59	–1.07	–2.04	–0.54

30-Day SEC Yield	4.46%		4.68%		3.92%		4.93%

Gross Expense Ratio	1.29%		2.05%		2.04%		1.04%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brother’s Municipal Bond Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital Municipal Bond Index as of November 3, 2008. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Barclays Capital California Insured Municipal Bond Index is comprised of insured California municipal bond issues. Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended March 31, 2009

Market Conditions

The six months under review can be divided into two distinct periods in terms of municipal market performance. The first of these, the last quarter of 2008, marked one of the worst periods in the history of the municipal bond market as well as the broad financial markets. Extreme risk aversion emerged as investors became skittish following the government takeovers, forced mergers or failures of several venerable financial institutions that began in September. Massive deleveraging and forced selling ensued and tax-exempt bond funds experienced significant outflows as investors fled to the relative safety of Treasury securities and money market funds. These factors pushed municipal bond prices to their cheapest levels in history relative to Treasury bonds.

Not surprisingly in this risk-averse environment, the lower-rated segment of the market underperformed, with high-yield municipal bonds (those rated below triple-B or non-rated issues) returning –21.25 percent for the fourth quarter (as measured by the Barclays Capital High Yield Municipal Bond Index) while triple-B rated issues returned –14.68 percent and triple-A rates issues returned 3.44 percent (as measured by the Barclays Capital Municipal Bond Index).

The first quarter of 2009 was markedly better for municipal bond investors. Credit concerns eased, deleveraging slowed considerably, and investors began to re-enter the market, driving municipal bond prices higher. Yields declined by as much as 80 basis points on the front end of the municipal yield curve during the quarter, while yields on long-maturity issues fell roughly 25 basis points. The rally was accompanied by a narrowing of credit spreads, which helped the high-yield segment of the market to outperform. For the quarter, high-yield municipals returned 7.65 percent, triple-B rated issues returned 7.22 percent and triple-A rated issues returned 3.52 percent.

Although the high-yield segment rebounded nicely in the first three months of 2009, the gains were not enough to offset the losses in the last quarter of 2008. As a result, higher-quality issues outperformed for the overall six-month reporting period. With regard to sectors, performance was largely dependent on credit quality, with the lower-quality industrial development revenue/pollution control revenue (i.e. corporate-backed) and tobacco sectors turning in the worst performance while water and sewer and housing bonds posted the highest returns.

The credit crunch squeezed municipal bond issuance, which declined by nine percent in 2008. As the credit quality of municipal bond issuers crumbled during the year, insured bond volume fell to 18 percent of total issuance, a dramatic decline from the 55 percent average over the past few years. This large increase in uninsured bonds has disrupted many historical measures of value in the municipal bond market. In the first quarter of 2009, issuance rose and was easily

2

placed due to robust retail demand. In a significant reversal from the last quarter of 2008, municipal bond funds saw approximately $11 billion in net inflows as investors recognized the historical cheapness of the municipal sector.

The state of California still benefits from its large and diverse economic base and above average wealth levels. However, the state faces many challenges from its large exposure to the housing crisis, falling tax revenues, and recent budgetary shortfalls. Although the Governor recently signed the state’s 2009 Budget Act, which closed the state’s budget gap through a series of tax increases, expenditure cuts and borrowing, the rating agencies subsequently downgraded the state’s credit rating to mid-single A with a stable outlook. The state typically leads the national economy and we will continue to closely monitor its financial performance.

Performance Analysis

All share classes of Van Kampen California Insured Tax Free Fund underperformed the Barclays Capital California Insured Municipal Bond Index (the “Index”) and the Barclays Capital Municipal Bond Index for the six months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2009

Barclays Capital
				California Insured	Barclays Capital
				Municipal Bond	Municipal Bond
Class A	Class B	Class C	Class I	Index	Index

–0.66%	–0.71%	–1.07%	–0.54%	6.03%	5.00%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The primary detractors from performance during the reporting period were the portfolio’s holdings in triple-B rated securities and its yield-curve positioning. The Fund held an overweight relative to the index in triple-B rated securities, which hindered performance as the higher-rated segment of the market outperformed during the period. With regard to yield-curve positioning, the portfolio held a modest overweight to the long end of the curve, specifically maturities of 25 years or more, which was disadvantageous as shorter-maturity issues outperformed. Holdings in tobacco and special tax district bonds also detracted from returns due to ongoing spread widening in the sectors. It should be noted that over the course of the period, we reduced the Fund’s exposure to the long end of the municipal curve, reduced holdings in lower quality insured issues, and trimmed exposure to the tobacco sector.

3

Positive contributors to relative performance for the period included strong security selection in the health care sector. The Fund’s holdings there were primarily high-quality securities in that they were insured or double-A rated, which was beneficial as spreads on these higher-quality issues widened less than spreads on lower-rated uninsured health care issues during the reporting period. The Fund’s exposure to pre-refunded bonds* was additive to returns as these shorter-maturity securities benefited from the outperformance of the front end of the municipal yield curve. Lastly, holdings in municipal auction rate securities with zero durations (a measure of interest-rate sensitivity) helped enhance the portfolio’s income as the yields on these securities remained well above those of comparable money market instruments.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

*Pre-refunding, or advance refunding, is a financing structure under which new bonds are issued to repay an outstanding bond issue, generally on its first call date. The proceeds from the new issuance are held in an escrow of high-quality U.S. government securities dedicated solely to pay interest and principal on the outstanding bond issue. Pre-refunded bonds are the outstanding bonds that will be refunded from this escrow and therefore, are typically rated ‘AAA’.

4

Top Five Sectors as of 3/31/09 (Unaudited)

Tax Allocation	30.2%
Public Education	15.2
Public Buildings	10.0
Hospital	7.7
Higher Education	7.6

Ratings Allocation as of 3/31/09 (Unaudited)

AAA/Aaa	20.9%
AA/Aa	47.0
A/A	21.1
BBB/Baa	10.1
Non-Rated	0.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are a percentage of total investments. Top 5 sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor’s and Moody’s, respectively.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$993.38	$4.77
Hypothetical	1,000.00	1,020.14	4.84
(5% annual return before expenses)

Class B
Actual	1,000.00	992.86	4.82
Hypothetical	1,000.00	1,020.09	4.89
(5% annual return before expenses)

Class C
Actual	1,000.00	989.26	8.73
Hypothetical	1,000.00	1,016.16	8.85
(5% annual return before expenses)

Class I
Actual	1,000.00	994.64	3.43
Hypothetical	1,000.00	1,021.49	3.48
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96%, 0.97%, 1.76% and 0.69%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratios for Class B Share reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$993.38	$4.72
Hypothetical	1,000.00	1,020.19	4.78
(5% annual return before expenses)

Class B
Actual	1,000.00	992.86	4.72
Hypothetical	1,000.00	1,020.19	4.78
(5% annual return before expenses)

Class C
Actual	1,000.00	989.26	8.63
Hypothetical	1,000.00	1,016.26	8.75
(5% annual return before expenses)

Class I
Actual	1,000.00	994.64	3.38
Hypothetical	1,000.00	1,021.54	3.43
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, 0.95%, 1.74% and 0.68%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratios for Class B Share reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 101.3% California 101.3%
$1,925	Alhambra, CA City Elem Sch Dist Cap Apprec, Ser A (FSA Insd)	*	09/01/20	$1,065,334
2,365	Apple Valley, CA Pub Fin Auth Lease Rev Town Hall Annex Proj, Ser A (AMBAC Insd)	5.000%	09/01/27	2,192,875
1,500	Arcadia, CA Uni Sch Dist Election 2006, Ser A (FSA Insd)	5.000	08/01/37	1,413,330
1,430	Bay Area Govt Assn CA Lease Rev Cap Proj, Ser A (AMBAC Insd)	5.250	07/01/17	1,544,443
2,735	Bay Area Govt Assn CA Lease Rev West Sacramento, Ser A (Syncora Gtd)	5.000	09/01/29	2,636,567
1,250	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1	5.000	04/01/39	1,177,900
1,000	Bonita, CA Uni Sch Dist Election 2004, Ser A (NATL Insd)	5.000	08/01/28	952,290
1,070	Bonita, CA Uni Sch Dist Election 2004, Ser A (NATL Insd)	5.250	08/01/24	1,111,719
1,850	Brea & Olinda, CA Uni Sch Dist Ctf Partn Rfdg, Ser A (FSA Insd)	5.500	08/01/18	1,959,872
1,745	Byron Bethany JT Pwrs Auth CA Lease Rev Admin Bldg Proj, Ser A (CIFG Insd)	4.625	10/01/32	1,383,279
2,165	California Ed Fac Auth Rev Univ Pacific (NATL Insd)	5.875	11/01/20	2,199,185
1,000	California Hlth Fac Fin Auth Rev Providence Hlth & Svc, Ser C	6.500	10/01/38	1,047,230
10,000	California Hlth Fac Fin Auth Rev Sutter Hlth, Ser A (b)	5.000	11/15/42	8,593,750
1,050	California Spl Dist Assn Fin Corp Ctf Partn Spl Dist Fin Pgm, Ser DD (FSA Insd)	5.625	01/01/27	1,011,686
945	California St (FGIC Insd)	6.250	09/01/12	1,005,253
1,000	California St Univ Rev Systemwide, Ser A (AGL Insd)	5.250	11/01/38	969,300
2,000	California Statewide Cmnty Dev Auth Rev ARS Insd Hlth Fac Catholic, Ser D (FSA Insd) (c) (d)	1.500	07/01/41	2,000,000
1,000	California Statewide Cmnty Dev Auth Rev CA Statewide Inland Regl Ctr Proj	5.375	12/01/37	716,240
500	California Statewide Cmnty Dev Auth Rev FHA Insd Mtg Methodist Hosp Proj (FHA Gtd)	6.750	02/01/38	506,800
1,900	California Statewide Cmnty Dev Auth Wtr Rev, Ser A (FSA Insd)	5.000	10/01/26	1,889,056
2,000	Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt Proj Rfdg, Ser A (NATL Insd)	7.000	08/01/12	2,291,560
3,000	Castaic Lake Wtr Agy CA Rev Ctf Partn, Ser A (NATL Insd)	5.250	08/01/23	3,072,090
100	Cerritos, CA Cmnty College Dist Election 2004, Ser A (NATL Insd)	5.000	08/01/26	99,878

10
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$125	Cerritos, CA Cmnty College Dist Election 2004, Ser A (NATL Insd)	5.000%	08/01/28	$121,876
1,160	Coachella, CA Fin Auth Tax Alloc Rev Redev Proj 1 & 2 Rfdg, Ser A (Syncora Gtd)	5.250	12/01/30	954,170
3,400	Contra Costa, CA Cmnty College Dist Election 2002 (NATL Insd)	5.000	08/01/29	3,289,330
950	Corona, CA Redev Agy Tax Alloc Temescal Canyon Proj Area, Ser A (AGL Insd)	4.375	11/01/26	771,609
2,500	Desert, CA Cmnty College Dist, Ser C (FSA Insd)	5.000	08/01/37	2,355,550
2,000	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A-2	5.750	09/01/38	1,609,520
2,400	Dinuba, CA Redev Agy Tax Alloc Merged City Redev Proj No 2 Rfdg (AMBAC Insd)	5.000	09/01/34	2,203,776
1,000	El Dorado, CA Irr Dist Ctfs Partn, Ser A (AGL Insd)	5.750	08/01/39	1,000,950
1,200	Fairfield, CA Cmnty Fac Dist Spl Tax No 3 North Cordelia Gen Impt	6.000	09/01/32	1,124,160
2,330	Fairfield, CA Ctf Partn Fairfield Wtr, Ser A (NATL Insd)	5.000	04/01/42	1,942,824
1,480	Fontana, CA Redev Agy Tax Alloc Dwntwn Redev Proj Rfdg (NATL Insd)	5.000	09/01/21	1,392,014
1,735	Fortuna, CA Pub Fin Auth Rev Escrow (AGL Insd)	5.000	11/01/38	1,548,661
650	Fresno, CA Jt Pwrs Fin Auth Lease Rev, Ser A (FSA Insd)	5.000	06/01/17	686,881
590	Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/17	649,932
630	Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/18	689,932
675	Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/19	732,362
720	Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/20	773,042
1,000	Gilroy, CA Uni Sch Dist Ctf Partn Sch Fac Proj (AGL Insd)	5.000	04/01/39	893,770
2,000	Glendale, CA Redev Agy Tax Alloc Rev Ctr Glendale Redev Proj (NATL Insd)	5.250	12/01/20	1,829,220
2,425	Glendora, CA Pub Fin Auth Rev Tax Alloc Proj No 1, Ser A (NATL Insd)	5.000	09/01/24	2,189,945
5,000	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750	06/01/47	2,807,500
2,000	Golden Vly Uni Sch Dist CA Election 2006, Ser A (FSA Insd)	5.000	08/01/41	1,863,740
2,230	Hanford, CA Jt Un High Sch Dist Election 1998, Ser C (NATL Insd)	5.700	08/01/28	2,355,482
2,275	Hawaiian Gardens, CA Redev Agy Proj No 1 Tax Alloc, Ser A (AMBAC Insd)	5.000	12/01/25	2,017,447
2,900	Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000	09/01/31	2,079,503
2,000	Imperial Irr Dist CA Ctf Partn Elec Sys Proj (FSA Insd)	5.250	11/01/23	2,049,360

11
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,950	Imperial Irr Dist CA Ctf Partn Wtr Sys Proj (AMBAC Insd)	5.000%	07/01/19	$1,988,493
2,000	Indio, CA Redev Agy Tax Alloc Sub-merged Redev Proj Area, Ser A	5.625	08/15/35	1,762,200
2,000	Inglewood, CA Redev Agy Tax Alloc Merged Redev Proj Rfdg, Ser A (AMBAC Insd)	5.250	05/01/23	1,939,520
1,715	Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev, Ser B (AMBAC Insd)	5.000	09/02/23	1,500,248
2,000	La Canada, CA Uni Sch Dist Election 2004, Ser A (NATL Insd)	5.500	08/01/28	2,026,000
2,000	La Quinta, CA Fin Auth Loc Agy Rev, Ser A (AMBAC Insd)	5.250	09/01/24	1,856,080
2,000	La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 (AMBAC Insd)	5.000	09/01/22	1,860,960
1,000	Lodi, CA Wastewater Sys Rev Ctf Partn, Ser A (FSA Insd)	5.000	10/01/37	935,270
1,545	Long Beach, CA Bd Fin Auth Lease Rev Pub Safety Fac Proj (AMBAC Insd)	5.250	11/01/20	1,556,603
1,975	Los Angeles, CA Ctf Partn Real Ppty Pgm, Ser T (NATL Insd)	5.000	02/01/19	2,031,564
2,000	Los Angeles, CA Dept Wtr & Pwr Wtrwks Rev, Ser C (NATL Insd)	5.000	07/01/26	2,011,300
1,115	Los Angeles, CA Mtg Rev FHA Sec 8 Asstd Proj Rfdg, Ser A (NATL Insd)	6.100	07/01/25	1,115,513
1,375	Los Angeles, CA Spl Assmt Landscaping & Ltg Dist No 96, Ser 1 (AMBAC Insd)	5.000	03/01/21	1,403,710
1,000	Los Angeles, CA Uni Sch Dist, Ser D	5.000	01/01/34	944,350
1,000	Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj Rfdg (AMBAC Insd)	4.750	03/01/23	894,270
1,000	Los Angeles Cnty, CA Metro Tran Auth Sales Tax Rev Prop A First Tier Sr Rfdg, Ser C (AMBAC Insd)	5.000	07/01/23	1,014,590
1,265	Los Angeles Cnty, CA Sch Regionalized Business Svcs Ctf Cap Apprec Pooled Fin, Ser A (AMBAC Insd)	*	08/01/24	509,782
1,000	Lynwood, CA Uni Sch Dist 2002 Election, Ser A (FSA Insd)	5.000	08/01/27	986,940
1,105	Monrovia, CA Fin Auth Lease Rev Hillside Wilderness Preserve (AMBAC Insd)	5.000	12/01/20	1,107,464
2,000	Montclair, CA Redev Agy Tax Allocation Redev Proj No V Rfdg (NATL Insd)	5.000	10/01/20	1,902,520
1,000	Morongo Band Of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (e)	6.500	03/01/28	756,700
1,570	Mountain View, CA Shoreline Regl Pk Cmnty Tax Alloc, Ser A (NATL Insd)	5.250	08/01/16	1,655,706
1,000	Norco, CA Fing Auth Enterprise Rev Rfdg (FSA Insd)	5.625	10/01/34	991,040

12
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,300	Oceanside, CA Ctf Partn Rfdg, Ser A (AMBAC Insd)	5.200%	04/01/23	$1,181,999
1,145	Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)	5.000	10/01/25	1,064,644
1,200	Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 4 Rfdg, Ser A (NATL Insd)	5.000	10/01/29	1,015,704
1,340	Palm Springs, CA Fin Auth Lease Rev Convention Ctr Proj Rfdg, Ser A (NATL Insd)	5.250	11/01/19	1,388,093
1,000	Palomar Pomerado Hlthcare Dist CA Ctfs Partn, Ser A (FSA Insd) (c) (d)	4.900	11/01/36	1,000,000
1,045	Panama-Buena Vista Uni Sch Dist CA Ctf Partn Sch Constr Proj (NATL Insd)	5.000	09/01/30	923,320
2,000	Paramount, CA Uni Sch Dist Election 2006 (FSA Insd)	5.250	08/01/30	1,977,100
2,020	Pomona, CA Pub Fin Auth Rev Merged Redev Proj, Ser AD (NATL Insd)	5.000	02/01/15	2,102,638
1,110	Pomona, CA Pub Fin Auth Rev Merged Redev Proj, Ser AD (NATL Insd)	5.000	02/01/16	1,155,410
1,000	Pomona, CA Pub Fin Auth Rev Sub Merged Redev Proj	5.125	02/01/33	674,340
1,430	Pomona, CA Pub Fin Auth Rev Swr Proj, Ser BA (AMBAC Insd)	4.500	12/01/46	1,084,240
1,360	Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg (NATL Insd)	6.000	04/01/19	1,415,488
1,055	Poway, CA Redev Agy Tax Alloc Paguay Redev Proj (AMBAC Insd)	5.375	06/15/20	1,010,289
2,000	Poway, CA Uni Sch Dist Election 2008-Impt Dist 07-1, Ser A	*	08/01/26	707,020
1,000	Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Hsg Set Aside, Ser A (NATL Insd)	5.000	09/01/34	806,150
3,000	Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj (NATL Insd)	5.375	09/01/25	2,817,660
1,000	Rancho Mirage, CA Jt Pwr Fin Auth Ctf Partn Eisenhower Med Rmkt, Ser B (NATL Insd)	4.875	07/01/22	877,650
775	Redding, CA Elec Sys Rev Ctf Partn Reg Ribs (NATL Insd) (f) (g)	9.648	07/01/22	985,157
1,400	Redding, CA Redev Agy Tax Alloc Canby Hilltop Cypress Redev, Ser A (NATL Insd)	5.000	09/01/23	1,281,658
500	Riverside, CA Elec Rev Issue, Ser D (FSA Insd)	5.000	10/01/38	478,465
6,375	Rohnert Pk, CA Cmnty Dev Commn Tax Alloc Rev Hsg Redev Proj, Ser H (NATL Insd)	4.375	08/01/30	4,713,293
70	Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)	5.000	12/01/33	66,477
2,000	Sacramento Cnty, CA Pub Fin Auth Tax Alloc Rev Mather/McClellan Merged Proj, Ser A (AGL Insd)	5.000	12/01/38	1,871,000
2,000	Sacramento Cnty, CA San Dist Fin Auth Rev Sacramento Regl Cnty San (NATL Insd)	5.000	12/01/29	1,937,500

13
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,535	San Diego, CA Pub Fac Fin Auth Rev Pooled Fin Southcrest, Ser B (Radian Insd)	5.250%	10/01/27	$2,084,404
2,000	San Francisco, CA City & Cnty Second, Ser Issue 26B (NATL Insd)	5.000	05/01/22	1,964,140
1,000	San Leandro, CA Ctf Partn Jt Proj Area Fin (NATL Insd)	5.100	12/01/26	1,002,250
1,340	Sanger, CA Uni Sch Dist Ctf Cap Impt Prog (FSA Insd)	5.000	03/01/25	1,214,991
775	Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc (NATL Insd)	5.375	09/01/20	759,562
800	Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc (NATL Insd)	5.375	09/01/21	776,840
2,450	Santa Monica, CA Cmnty College Dist Ctf Partn Rfdg, Ser A (AMBAC Insd)	5.250	02/01/23	2,302,608
1,460	Shafter, CA Cmnty Dev Agy Tax Alloc Rev Cmnty Dev Proj Area No 1 Rfdg, Ser A (FSA Insd) (h)	5.000	11/01/36	1,335,681
1,000	South Gate, CA Pub Fin Auth Tax Alloc Rev South Gate Redev Proj No 1 (Syncora Gtd)	5.750	09/01/22	955,500
1,475	Southern CA Logistics Arpt Auth, Ser A	6.000	12/01/33	1,254,738
2,365	Southern CA Logistics Arpt Auth Southn CA Logistics Arpt	5.375	12/01/22	2,032,930
1,250	Southern CA Logistics Arpt Auth Southn CA Logistics Arpt	6.100	12/01/37	1,060,850
2,000	Southern CA Logistics Arpt Auth Southn CA Logistics Arpt	6.150	12/01/43	1,688,040
2,150	Temecula, CA Redev Agy Tax Alloc Rev Temecula Redev Proj No 1 (NATL Insd)	5.125	08/01/27	1,896,580
5,000	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.125	06/01/46	2,519,250
2,500	Turlock, CA Pub Fin Auth Tax Alloc Rev (FSA Insd)	5.000	09/01/36	2,069,725
3,555	University CA Regt Med Ctr Pooled Rev, Ser A (BHAC Insd)	4.500	05/15/47	2,998,500
705	University CA Rev, Ser O (b)	5.750	05/15/23	777,731
1,050	University CA Rev, Ser O (b)	5.750	05/15/25	1,135,302
1,340	Vallejo City, CA Uni Sch Dist Rfdg, Ser A (NATL Insd)	5.900	02/01/20	1,397,875
2,000	Vernon, CA Nat Gas Fin Auth Rev Vernon Gas Proj, Ser C (NATL Insd) (c) (d)	7.500	08/01/21	2,000,000
3,170	Washington, CA Uni Sch Dist Yolo Cnty Ctf Partn New High Sch Proj (AMBAC Insd)	5.125	08/01/37	2,570,363
655	Woodland, CA Fin Auth Wastewater Rev Second Sr Lien (NATL Insd)	5.000	03/01/30	628,707

	Total Long-Term Investments 101.3% (Cost $201,106,902)			182,484,878

14
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Description	Value

Total Short-Term Investments 2.1% (Cost $3,700,000)	$3,700,000

Total Investments 103.4% (Cost $204,806,902)	186,184,878

Liability for Floating Rate Note Obligations Related to Securities Held (3.4%) (Cost ($6,170,000)) (6,170) Notes with interest rates ranging from 0.36% to 0.55% at March 31, 2009 and a contractual maturities of collateral ranging from 2023 to 2042 (a)	(6,170,000)

Total Net Investments 100.0% (Cost $198,636,902)	180,014,878

Other Assets in Excess of Liabilities 0.0%	85,952

Net Assets 100.0%	$180,100,830

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Floating rate notes. The interest rates shown reflect the rates in effect at March 31, 2009.

(b)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(c)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(d)	Variable Rate Coupon

(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f)	Inverse Floating Rate

(g)	Escrowed to Maturity

(h)	Security has been deemed illiquid.

AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
NATL—National Public Finance Guarantee Corp.
Radian—Radian Asset Assurance
Syncora Gtd.—Syncora Guaranteed Limited

15
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $204,806,902)	$186,184,878
Receivables:
Interest	2,464,510
Investments Sold	1,888,375
Fund Shares Sold	97,252
Other	104,699

Total Assets	190,739,714

Liabilities:
Floating Rate Note Obligations	6,170,000
Payables:
Investments Purchased	2,607,200
Custodian Bank	1,017,635
Fund Shares Repurchased	280,589
Income Distributions	148,539
Investment Advisory Fee	73,415
Distributor and Affiliates	42,432
Trustees’ Deferred Compensation and Retirement Plans	194,059
Accrued Expenses	105,015

Total Liabilities	10,638,884

Net Assets	$180,100,830

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$205,789,774
Accumulated Undistributed Net Investment Income	708,340
Accumulated Net Realized Loss	(7,775,260)
Net Unrealized Depreciation	(18,622,024)

Net Assets	$180,100,830

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $160,657,139 and 10,408,571 shares of beneficial interest issued and outstanding)	$15.44
Maximum sales charge (4.75%* of offering price)	0.77

Maximum offering price to public	$16.21

Class B Shares:
Net asset value and offering price per share (Based on net assets of $9,047,383 and 576,115 shares of beneficial interest issued and outstanding)	$15.70

Class C Shares:
Net asset value and offering price per share (Based on net assets of $10,346,170 and 669,801 shares of beneficial interest issued and outstanding)	$15.45

Class I Shares:
Net asset value and offering price per share (Based on net assets of $50,138 and 3,250 shares of beneficial interest issued and outstanding)	$15.43

*	On sales of $100,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income:
Interest	$5,195,204

Expenses:
Investment Advisory Fee	433,825
Distribution (12b-1) and Service Fees
Class A	200,344
Class B	12,273
Class C	50,736
Transfer Agent Fees	55,910
Professional Fees	44,760
Accounting and Administrative Expenses	42,668
Reports to Shareholders	24,074
Interest and Residual Trust Expenses	15,589
Trustees’ Fees and Related Expenses	13,975
Custody	6,414
Registration Fees	1,242
Other	12,660

Total Expenses	914,470
Less Credits Earned on Cash Balances	1,350

Net Expenses	913,120

Net Investment Income	$4,282,084

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(3,794,581)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(16,242,660)
End of the Period	(18,622,024)

Net Unrealized Depreciation During the Period	(2,379,364)

Net Realized and Unrealized Loss	$(6,173,945)

Net Decrease in Net Assets From Operations	$(1,891,861)

17
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$4,282,084	$9,731,442
Net Realized Loss	(3,794,581)	(3,956,090)
Net Unrealized Depreciation During the Period	(2,379,364)	(20,412,421)

Change in Net Assets from Operations	(1,891,861)	(14,637,069)

Distributions from Net Investment Income:
Class A Shares	(3,867,724)	(8,144,888)
Class B Shares	(232,274)	(611,219)
Class C Shares	(207,897)	(404,734)
Class I Shares	(25,712)	(168,886)

Total Distributions	(4,333,607)	(9,329,727)

Net Change in Net Assets from Investment Activities	(6,225,468)	(23,966,796)

From Capital Transactions:
Proceeds from Shares Sold	11,574,395	43,010,367
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,410,100	6,834,863
Cost of Shares Repurchased	(25,893,533)	(54,594,002)

Net Change in Net Assets from Capital Transactions	(10,909,038)	(4,748,772)

Total Decrease in Net Assets	(17,134,506)	(28,715,568)
Net Assets:
Beginning of the Period	197,235,336	225,950,904

End of the Period (Including accumulated undistributed net investment income of $708,340 and $759,863, respectively)	$180,100,830	$197,235,336

18
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class A Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$15.92	$17.83	$18.57		$18.80		$18.93	$18.84

Net Investment Income	0.37 (a)	0.77 (a)	0.72	(a)	0.71	(a)	0.72	0.75
Net Realized and Unrealized Gain/Loss	(0.48)	(1.94)	(0.68)		0.03		0.01	0.06

Total from Investment Operations	(0.11)	(1.17)	0.04		0.74		0.73	0.81

Less:
Distributions from Net Investment Income	0.37	0.74	0.71		0.73		0.74	0.72
Distributions from Net Realized Gain	-0-	-0-	0.07		0.24		0.12	-0-

Total Distributions	0.37	0.74	0.78		0.97		0.86	0.72

Net Asset Value, End of the Period	$15.44	$15.92	$17.83		$18.57		$18.80	$18.93

Total Return (b)	–0.66% *	–6.81%	0.15%		4.14%		3.96%	4.42%
Net Assets at End of the Period (In millions)	$160.7	$172.1	$194.2		$190.0		$188.0	$183.0
Ratio of Expenses to Average Net Assets	0.96%	1.29%	1.16%		0.91%		0.92%	0.89%
Ratio of Net Investment Income to Average Net Assets	4.76%	4.41%	3.91%		3.86%		3.83%	4.00%
Portfolio Turnover	13% *	34%	37%		31%		25%	16%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.95%	0.90%	0.93%		0.91%		0.92%	0.89%

*	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,		Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$16.19		$18.12		$18.86		$19.07		$19.03		$18.82

Net Investment Income	0.37	(a)	0.78	(a)	0.73	(a)	0.77	(a)	0.79		0.72
Net Realized and Unrealized Gain/Loss	(0.49)		(1.97)		(0.69)		0.02		(0.03)		0.07

Total from Investment Operations	(0.12)		(1.19)		0.04		0.79		0.76		0.79

Less:
Distributions from Net Investment Income	0.37		0.74		0.71		0.76		0.60		0.58
Distributions from Net Realized Gain	-0-		-0-		0.07		0.24		0.12		-0-

Total Distributions	0.37		0.74		0.78		1.00		0.72		0.58

Net Asset Value, End of the Period	$15.70		$16.19		$18.12		$18.86		$19.07		$19.03

Total Return (b)	–0.71%	(c)*	–6.81%	(c)	0.10%	(c)	4.40%	(c)	4.10%	(c)	4.29%	(c)
Net Assets at End of the Period (In millions)	$9.0		$11.2		$17.2		$25.3		$33.7		$41.1
Ratio of Expenses to Average Net Assets	0.97%	(c)	1.30%	(c)	1.17%	(c)	0.69%	(c)	0.81%	(c)	1.09%	(c)
Ratio of Net Investment Income to Average Net Assets	4.75%	(c)	4.38%	(c)	3.90%	(c)	4.08%	(c)	3.96%	(c)	3.80%	(c)
Portfolio Turnover	13%	*	34%		37%		31%		25%		16%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.95%	(c)	0.90%	(c)	0.93%	(c)	0.69%	(c)	0.81%	(c)	1.09%	(c)

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

20
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class C Shares	2009	2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$15.94	$17.84		$18.58		$18.81		$18.93		$18.82

Net Investment Income	0.30 (a)	0.66	(a)	0.58	(a)	0.57	(a)	0.59		0.61
Net Realized and Unrealized Gain/Loss	(0.48)	(1.95)		(0.68)		0.03		0.01		0.08

Total from Investment Operations	(0.18)	(1.29)		(0.10)		0.60		0.60		0.69

Less:
Distributions from Net Investment Income	0.31	0.61		0.57		0.59		0.60		0.58
Distributions from Net Realized Gain	-0-	-0-		0.07		0.24		0.12		-0-

Total Distributions	0.31	0.61		0.64		0.83		0.72		0.58

Net Asset Value, End of the Period	$15.45	$15.94		$17.84		$18.58		$18.81		$18.93

Total Return (b)	–1.07% *	–7.40%	(c)	–0.57%	(c)	3.36%		3.26%	(c)	3.75%	(c)
Net Assets at End of the Period (In millions)	$10.3	$10.6		$10.7		$9.9		$12.0		$12.6
Ratio of Expenses to Average Net Assets	1.76%	1.90%	(c)	1.88%	(c)	1.66%		1.61%	(c)	1.59%	(c)
Ratio of Net Investment Income to Average Net Assets	3.96%	3.82%	(c)	3.19%	(c)	3.11%		3.15%	(c)	3.30%	(c)
Portfolio Turnover	13% *	34%		37%		31%		25%		16%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.74%	1.51%	(c)	1.65%	(c)	1.66%		1.61%	(c)	1.59%	(c)

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

21
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						August 12, 2005
	Ended						(Commencement of
	March 31,	Year Ended September 30,					Operations) to
Class I Shares	2009	2008	2007		2006		September 30, 2005

Net Asset Value, Beginning of the Period	$15.91	$17.82	$18.57		$18.80		$18.87

Net Investment Income	0.38 (a)	0.81 (a)	0.76	(a)	0.74	(a)	0.09
Net Realized and Unrealized Gain/Loss	(0.47)	(1.94)	(0.69)		0.05		(0.06)

Total from Investment Operations	(0.09)	(1.13)	0.07		0.79		0.03

Less:
Distributions from Net Investment Income	0.39	0.78	0.75		0.78		0.10
Distributions from Net Realized Gain	-0-	-0-	0.07		0.24		-0-

Total Distributions	0.39	0.78	0.82		1.02		0.10

Net Asset Value, End of the Period	$15.43	$15.91	$17.82		$18.57		$18.80

Total Return (b)	–0.54% *	–6.57%	0.35%		4.40%		0.17% *
Net Assets at End of the Period (In millions)	$0.1	$3.4	$3.9		$3.9		$2.6
Ratio of Expenses to Average Net Assets	0.69%	1.04%	0.91%		0.66%		0.73%
Ratio of Net Investment Income to Average Net Assets	4.83%	4.65%	4.16%		4.11%		4.03%
Portfolio Turnover	13% *	34%	37%		31%		25%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.68%	0.65%	0.68%		0.66%		0.73%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen California Insured Tax Free Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

23

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	186,184,878
Level 3—Significant Unobservable Inputs	-0-

Total	$186,184,878

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2009, the Fund had no when-issued and delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended September 30, 2008, remains subject to examination by taxing authorities.

24

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $848,657, which will expire on September 30, 2016.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$194,385,399

Gross tax unrealized appreciation	$1,947,661
Gross tax unrealized depreciation	(16,318,180)

Net tax unrealized depreciation on investments	$(14,370,519)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended September 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$2,137
Tax exempt income	9,385,056
Long-term capital gain	-0-

$9,387,193

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$598
Undistributed tax-exempt income	1,075,410

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sales transactions and gains or losses recognized on securities for tax purposes but not for book.

F. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund

25

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

(1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” in the Fund’s
Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2009, Fund investments with a value of $10,506,783 are held by the dealer trusts and serve as collateral for the $6,170,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2009 were $6,476,527 and 0.48%, respectively.

G. Insurance Expense The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund’s portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund’s portfolio.

H. Credits Earned on Cash Balances During the six months ended March 31, 2009, the Fund’s custody fee was reduced by $1,350 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $100 million	0.500%
Next $150 million	0.450%
Next $250 million	0.425%
Over $500 million	0.400%

For the six months ended March 31, 2009, the Fund recognized expenses of approximately $9,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each

26

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $28,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $18,600 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $86,100 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $17,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $9,000. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 569 shares of Class I.

27

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended March 31, 2009 and the year ended September 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	624,232	$9,603,214	2,119,191	$36,796,398
Class B	32,779	515,285	43,984	777,087
Class C	85,925	1,302,608	277,876	4,876,385
Class I	10,531	153,288	32,077	560,497

Total Sales	753,467	$11,574,395	2,473,128	$43,010,367

Dividend Reinvestment:
Class A	199,655	$3,066,549	346,261	$5,937,353
Class B	11,719	183,102	25,756	450,475
Class C	8,781	134,958	16,241	278,547
Class I	1,670	25,491	9,819	168,488

Total Dividend Reinvestment	221,825	$3,410,100	398,077	$6,834,863

Repurchases:
Class A	(1,228,796)	$(18,689,585)	(2,546,725)	$(44,026,124)
Class B	(158,683)	(2,485,616)	(328,640)	(5,783,087)
Class C	(88,338)	(1,321,079)	(228,227)	(3,972,696)
Class I	(220,851)	(3,397,253)	(46,673)	(812,095)

Total Repurchases	(1,696,668)	$(25,893,533)	(3,150,265)	$(54,594,002)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2009, the Fund received redemption fees of approximately $1,200 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes of Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,302,365 and $36,394,150, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage

28

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

the portfolio’s effective yield, maturity and duration. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the six months ended March 31, 2009.

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 for Class B and $1,300 for Class C Shares. These amounts may be recovered from future payments under the distribution plan or CDSC.

29

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

30

Van Kampen California Insured Tax Free Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen California Insured Tax Free
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen California Insured Tax Free
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen California Insured Tax Free
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen California Insured Tax Free
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen California Insured Tax Free
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

41, 341, 541, 641
CAISAN 5/09
IU09-02153P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

	A Shares		B Shares		C Shares		I Shares
	since 8/1/90		since 8/24/92		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	4.51%	4.24%	3.28%	3.28%	2.42%	2.42%	–1.28%

10-year	2.02	1.53	1.40	1.40	1.26	1.26	—

5-year	–0.23	–1.20	–0.96	–1.21	–0.96	–0.96	—

1-year	–8.21	–12.57	–8.85	–12.31	–8.86	–9.73	–7.97

6-month	–3.42	–8.00	–3.72	–7.46	–3.72	–4.66	–3.29

30-Day SEC Yield	5.33		4.85%		4.84%		5.85%

Gross Expense Ratio	1.41%		2.17%		2.17%		1.16%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and nonqualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than a year are not annualized.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brother’s Municipal Bond Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital Municipal Bond Index as of November 3, 2008. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended March 31, 2009

Market Conditions

The six months under review can be divided into two distinct periods in terms of municipal market performance. The first of these, the last quarter of 2008, marked one of the worst periods in the history of the municipal bond market as well as the broad financial markets. Extreme risk aversion emerged as investors became skittish following the government takeovers, forced mergers or failures of several venerable financial institutions that began in September. Massive deleveraging and forced selling ensued and tax-exempt bond funds experienced significant outflows as investors fled to the relative safety of Treasury securities and money market funds. These factors pushed municipal bond prices to their cheapest levels in history relative to Treasury bonds.

Not surprisingly in this risk-averse environment, the lower-rated segment of the market underperformed, with high-yield municipal bonds (those rated below triple-B or non-rated issues) returning -21.25 percent for the fourth quarter (as measured by the Barclays Capital High Yield Municipal Bond Index) while triple-B rated issues returned -14.68 percent and triple-A rated issues returned 3.44 percent (as measured by the Barclays Capital Municipal Bond Index).

The first quarter of 2009 was markedly better for municipal bond investors. Credit concerns eased, deleveraging slowed considerably, and investors began to re-enter the market, driving municipal bond prices higher. Yields declined by as much as 80 basis points on the front end of the municipal yield curve during the quarter, while yields on long-maturity issues fell roughly 25 basis points. The rally was accompanied by a narrowing of credit spreads, which helped the high-yield segment of the market to outperform. For the quarter, high-yield municipals returned 7.65 percent, triple-B rated issues returned 7.22 percent and triple-A rated issues returned 3.52 percent.

Although the high-yield segment rebounded nicely in the first three months of 2009, the gains were not enough to offset the losses in the last quarter of 2008. As a result, higher-quality issues outperformed for the overall six-month reporting period. With regard to sectors, performance was largely dependent on credit quality, with the lower-quality industrial development revenue/pollution control revenue (i.e. corporate-backed) and tobacco sectors turning in the worst performance while water and sewer and housing bonds posted the highest returns.

The credit crunch squeezed municipal bond issuance, which declined by nine percent in 2008. As the credit quality of municipal bond issuers crumbled during the year, insured bond volume fell to 18 percent of total issuance, a dramatic decline from the 55 percent average over the past few years. This large increase in uninsured bonds has disrupted many historical measures of value in the municipal bond market. In the first quarter of 2009, issuance rose and was easily

2

placed due to robust retail demand. In a significant reversal from the last quarter of 2008, municipal bond funds saw approximately $11 billion in net inflows as investors recognized the historical cheapness of the municipal sector.

Performance Analysis

All share classes of Van Kampen Municipal Income Fund underperformed the Barclays Capital Municipal Bond Index (the “Index”) for the six months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2009

				Barclays Capital
				Municipal Bond
Class A	Class B	Class C	Class I	Index

–3.42%	–3.72%	–3.72%	–3.29%	5.00%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The primary detractors from the Fund’s performance included holdings in triple-B and non-rated municipal bonds. The Fund maintained an overweight allocation in these issues relative to the Index (which does not include non-rated securities), which hindered performance as the lower-quality segment of the market underperformed the higher-quality segment for the overall reporting period. The Fund also held an overweight relative to the Index in the health care sector. This positioning was disadvantageous given the sector’s strong performance, particularly in the first quarter of 2009. The Fund’s greater relative emphasis on the long end of the municipal yield curve, specifically securities with maturities of 22 years or more, was detrimental as well given the underperformance of this segment of the curve.

Other positions, however, were additive to relative performance. The Fund held an overweight relative to the Index in housing bonds. This positioning helped enhance returns as the sector enjoyed strong gains in the first quarter of this year. The Fund’s significant position in municipal auction rate securities with zero durations (a measure of interest-rate sensitivity) was beneficial as the yield on these securities remained well above those of comparable money market instruments.

Over the course of the reporting period, we reduced the portfolio’s exposure to the tobacco sector due to a declining fundamental outlook, shortened the portfolio’s duration, and in 2009, focused on selling weaker credits into strong retail demand. We continue to be invested in municipal auction rate securities. This book of weekly auctioned paper had an average yield of approximately five percent in the first quarter of 2009. We anticipate having a variety of

3

opportunities in the coming months to invest these short-term holdings at yields higher than what we have seen in the past several years.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Ratings Allocation as of 3/31/09 (Unaudited)

AAA/Aaa	22.9%
AA/Aa	29.8
A/A	11.0
BBB/Baa	17.2
BB/Ba	1.0
Non-Rated	18.1

Top 5 Sectors as of 3/31/09 (Unaudited)

Hospital	22.0%
Single-Family	7.5
Life Care	7.3
Bridge, Tunnel & Toll Road	6.5
General Purpose	6.5

Summary of Investments by State Classification as of 3/31/09 (Unaudited)

California	11.6%
Illinois	11.5
Texas	8.3
Florida	6.3
New York	5.7
Ohio	5.6
New Jersey	5.5
Colorado	5.1
Wisconsin	4.2
Missouri	4.0
Arizona	3.9
District of Columbia	3.1
Michigan	2.8
Utah	2.6
Maryland	1.8
Kentucky	1.7
Alabama	1.7
Iowa	1.6
Minnesota	1.5
South Carolina	1.4
Washington	1.2
Indiana	1.1
Alaska	1.1
Tennessee	1.1
Oklahoma	1.1
Louisiana	1.0
Idaho	0.9
Kansas	0.9
Hawaii	0.9
Virginia	0.9
Pennsylvania	0.9
New Hampshire	0.8
Massachusetts	0.7
Georgia	0.6
Rhode Island	0.5
Nevada	0.5
(continued on next page)

5

Summary of Investments by State Classification as of 3/31/09 (Unaudited)
(continued from previous page)

North Carolina	0.4%
Wyoming	0.4
North Dakota	0.3
Nebraska	0.3
Mississippi	0.3
West Virginia	0.3
Vermont	0.2
South Dakota	0.2
New Mexico	0.2
Oregon	0.2
Connecticut	0.1
Delaware	0.1

Total Long-Term Investments	107.1
Total Short-Term Investments	0.8

Total Investments	107.9
Liability for Floating Rate Note Obligations Related to Securities Held	(7.3)

Total Net Investments	100.6
Liabilities in Excess of Other Assets	(0.6)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocation based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$965.80	$5.00
Hypothetical	1,000.00	1,019.85	5.14
(5% annual return before expenses)

Class B
Actual	1,000.00	962.84	8.71
Hypothetical	1,000.00	1,016.06	8.95
(5% annual return before expenses)

Class C
Actual	1,000.00	962.79	8.66
Hypothetical	1,000.00	1,016.11	8.90
(5% annual return before expenses)

Class I
Actual	1,000.00	967.07	3.87
Hypothetical	1,000.00	1,020.99	3.98
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, 1.78%, 1.77% and 0.79% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$965.80	$4.41
Hypothetical	1,000.00	1,020.44	4.53
(5% annual return before expenses)

Class B
Actual	1,000.00	962.84	8.07
Hypothetical	1,000.00	1,016.70	8.30
(5% annual return before expenses)

Class C
Actual	1,000.00	962.79	8.07
Hypothetical	1,000.00	1,016.70	8.30
(5% annual return before expenses)

Class I
Actual	1,000.00	967.07	3.24
Hypothetical	1,000.00	1,021.64	3.33
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, 1.65% and 0.66% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

10

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 107.1% Alabama 1.7%
$3,265	Cullman, AL Cullman Med Pk South Med Clinic Brd Rev Cullman Regl Med Ctr, Ser A	6.500%	02/15/13	$3,256,413
3,000	Hlthcare Auth for Baptist Hlth AL, Ser B (AGL Insd) (a) (b)	4.000	11/15/37	3,000,000
900	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/43	519,228
3	Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg (c)	6.950	01/01/20	277
3,000	University AL at Birmingham Hosp Rev, Ser A (b)	5.750	09/01/22	3,011,730

				9,787,648

	Alaska 1.1%
200	Alaska Muni Bd Bk, Ser 1	5.750	09/01/33	202,454
5,000	Matanuska Susitna Boro, AK Goose Creek Correctional Ctr (AGL Insd)	6.000	09/01/28	5,339,100
2,000	Northern Tob Sec Corp Rev Bkd, Ser A	5.000	06/01/46	1,004,360

				6,545,914

	Arizona 3.9%
1,000	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Rfdg	5.700	07/01/42	619,760
7,000	Glendale, AZ Indl Dev Auth Rfdg	5.000	12/01/35	4,880,960
1,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (AMT)	5.250	07/01/19	960,460
5,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (FGIC Insd) (AMT)	5.250	07/01/32	4,276,500
815	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Resh LLC Proj (AMT)	6.375	12/01/18	689,148
1,600	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Resh LLC Proj (AMT)	6.550	12/01/37	1,091,680
550	Pinal Cnty, AZ Elec Dist 4 Elec Sys Rev	6.000	12/01/23	476,195
740	Pinal Cnty, AZ Elec Dist 4 Elec Sys Rev	6.000	12/01/28	616,435
6,000	Salt River Proj AZ Agric Imp, Ser A	5.000	01/01/39	5,953,620
1,600	Scottsdale, AZ Indl Dev Auth Hosp Rev Hlthcare Rfdg	5.250	09/01/30	1,335,680
2,750	University of AZ Med Ctr Corp	5.000	07/01/35	2,024,055

				22,924,493

	California 11.6%
4,870	Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impt Proj, Ser C (FSA Insd)	*	09/01/20	2,618,355
3,620	Bay Area Toll Auth CA Toll Brdg Rev SF Bay Area, Ser F1	5.000	04/01/39	3,411,198
2,000	Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/27	734,400
2,000	Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/28	686,240

11
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,875	California Cnty, CA Tob Agy Tob Sec Sonoma Cnty Corp Rfdg	5.250%	06/01/45	$969,000
2,000	California Cnty, CA Tob Sec Agy Tob LA Cnty Sec (d)	0/5.250	06/01/21	1,284,860
6,690	California Hsg Fin Agy Rev Home Mtg, Ser I (AMT) (e)	4.800	08/01/36	5,031,516
2,000	California Pollutn Ctl Fin Auth Solid Waste Disp Rev Waste Svc Inc Rfdg, Ser A (AMT) (b)	4.500	06/01/18	1,951,640
2,000	California St Var Purp (f)	5.750	04/01/31	1,973,000
1,250	California Statewide Cmnty Dev Auth Rev CA Baptist Univ, Ser A	5.500	11/01/38	733,388
1,000	California Statewide Cmnty Dev Auth Rev Front Porch Cmnty & Svc, Ser A (g)	5.125	04/01/37	628,020
2,000	California Statewide Cmnty Dev Auth Rev Mtg Methodist Hosp Proj (FHA Gtd)	6.250	08/01/24	2,068,240
2,250	California Statewide Cmnty Dev Auth Rev Windrush Sch (c)	5.500	07/01/37	1,329,233
1,610	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A2	5.000	09/01/23	1,318,606
3,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg (NATL Insd)	*	01/15/17	1,565,760
21,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/24	5,455,590
15,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/30	2,083,350
6,000	Golden St Tob Securitization, Ser A–1	5.750	06/01/47	3,369,000
2,000	Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000	09/01/37	1,365,220
3,000	Los Angeles, CA Uni Sch Dist, Ser I	5.000	07/01/29	2,867,310
2,000	Los Angeles, CA Wtr & Pwr Rev Pwr Sys Sub, Ser A–1	5.250	07/01/38	1,996,860
2,600	Palomar Pomerado Hlthcare Dist CA Ctf Partn, Ser C (FSA Insd) (a) (b)	6.000	11/01/36	2,600,000
2,750	Poway, CA Uni Sch Dist Election 2008 Impt Dist 2007, Ser 1-A	*	08/01/23	1,212,282
1,000	Poway, CA Uni Sch Dist Election 2008 Impt Dist 2007, Ser 1-A	*	08/01/26	353,510
1,650	Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000	12/01/27	1,138,252
5,000	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A–1	5.000	06/01/37	2,589,000
1,600	Turlock, CA Hlth Fac Rev Emanuel Med Ctr Inc	5.375	10/15/34	1,002,144
2,295	University CA Rev, Ser 0 (e)	5.750	05/15/23	2,531,763
3,390	University CA Rev, Ser 0 (e)	5.750	05/15/25	3,665,404

12
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$5,000	Vernon, CA Nat Gas Fin Auth Rev Vernon Gas Proj, Ser C (NATL Insd) (a) (b)	7.500%	08/01/21	$5,000,000
5,000	West Contra Costa CA Uni Election of 2002, Ser B (FSA Insd)	5.000	08/01/26	5,040,850

				68,573,991

	Colorado 5.1%
2,840	Adams Cnty, CO Single Family Mtg Rev, Ser A (h)	8.875	08/01/10	3,142,034
5,000	Arapahoe Cnty, CO Wtr & Waste Proj, Ser A (NATL Insd)	5.125	12/01/32	4,696,500
5,000	Colorado Ed & Cultural Fac Auth Rev Impt Charter Sch Peak to Peak Rfdg (Syncora Gtd)	5.250	08/15/34	4,105,050
3,000	Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900	08/01/37	1,870,620
1,000	Colorado Hlth Fac Auth Rev Evangelical Lutheran, Ser A	5.250	06/01/34	754,640
5,000	Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (FSA Insd)	5.200	03/01/31	4,404,800
6,000	Denver, CO City & Cnty Justice Sys (e)	5.000	08/01/24	6,404,430
1,500	Denver, CO City & Cnty Justice Sys (e)	5.000	08/01/25	1,586,325
2,000	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200	12/01/37	1,528,020
500	Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg (c)	5.900	10/01/37	319,770
1,830	North Range Metro Dist No 2 CO Ltd Tax	5.500	12/15/27	1,034,847

				29,847,036

	Connecticut 0.1%
1,000	Connecticut St Dev Auth Hlth Fac Rev Alzheimers Res Ctr Conn Inc Proj	5.500	08/15/27	638,280

	Delaware 0.1%
630	New Castle Cnty, DE Rev Newark Charter Sch Inc Proj	5.000	09/01/22	463,806

	District of Columbia 3.1%
1,715	District Columbia Income Tax Rev Rfdg Second, Ser B (e)	5.000	12/01/24	1,768,131
4,285	District Columbia Income Tax Rev, Ser A (e)	5.000	12/01/23	4,461,755
5,150	District Columbia Tax Incrmnt Gallery Place Proj (FSA Insd)	5.250	07/01/27	5,186,256
4,000	District Columbia Wtr & Swr Auth Pub Util Rev Sub Lien, Ser A (FSA Insd)	5.500	10/01/41	4,043,280
3,000	Metropolitan Washington DC Arpt Auth Sys, Ser A (NATL Insd) (AMT)	5.250	10/01/32	2,694,150

				18,153,572

13
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida 6.3%
$1,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.250%	11/15/17	$818,450
1,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/36	662,200
5,000	Broward Cnty, FL Arpt Sys Rev, Ser J-I (AMBAC Insd) (AMT)	5.250	10/01/26	4,487,200
1,100	Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)	5.750	01/01/32	718,905
480	Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950	07/01/20	490,094
2,410	Fiddlers Creek Cmnty Dev Dist No 1 FL Spl Assmt Rev (c)	6.000	05/01/38	1,489,380
3,715	Florida St Brd Ed Pub Ed Rfdg Cap Outlay 2007, Ser A	5.000	06/01/19	4,011,568
1,305	Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A (e)	5.000	07/01/26	1,300,426
1,325	Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A (e)	5.000	07/01/27	1,309,286
1,440	Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A (e)	5.000	07/01/28	1,411,992
2,500	Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A (e)	5.000	07/01/32	2,381,000
5,000	Grand Bay at Doral Cmnty Dev Dist FL, Ser B	6.000	05/01/17	3,462,950
470	Halifax Hosp Med Ctr FL Hosp Rev Impt Rfdg, Ser A	5.250	06/01/26	387,092
1,000	Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B (Acquired 2/19/08, Cost $1,000,000) (j)	6.900	05/01/17	792,380
2,000	Miami-Dade Cnty, FL Ed Fac Auth Rev Univ Miami, Ser A (BHAC Insd)	5.500	04/01/38	2,031,320
1,750	Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500	07/01/38	1,011,203
3,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (FSA Insd)	6.000	11/15/22	3,003,030
800	Palm Beach Cnty, FL Hlth Fac Auth Rev Wtrford Proj	5.875	11/15/37	581,256
2,200	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd) (b)	5.350	03/15/42	2,179,804
495	Reunion East Cmnty Dev Dist FL Spl Assmt	5.800	05/01/36	250,628
3,000	Seminole Tribe, FL Spl Oblig Rev, Ser A (g)	5.250	10/01/27	2,036,820
1,415	Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	6.400	05/01/34	1,141,226
400	Tolomato Cmnty, FL Dev Dist Spl Assmt	6.550	05/01/27	285,204
1,225	Tolomato Cmnty, FL Dev Dist Spl Assmt	6.650	05/01/40	821,497
985	World Comm Cmnty Dev Dist FL Spl Assmt	5.500	05/01/38	386,613

				37,451,524

14
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Georgia 0.6%
$2,500	Atlanta, GA Tax Allocation Eastside Proj, Ser B	5.600%	01/01/30	$1,692,375
2,000	Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100	06/01/23	1,978,000

				3,670,375

	Hawaii 0.9%
5,125	Hawaii St, Ser DK (e)	5.000	05/01/23	5,415,946

	Idaho 0.9%
1,000	Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500	11/01/23	1,054,980
655	Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg (c)	6.125	11/15/27	454,662
2,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.750	07/01/39	2,022,220
2,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.850	07/01/36	2,035,920

				5,567,782

	Illinois 11.5%
2,250	Bartlett, IL Tax Increment Rev Rfdg Sr Lien Quarry Redev Proj	5.600	01/01/23	1,686,960
1,500	Bolingbrook, IL Sales Tax Rev Bolingbrook	6.250	01/01/24	870,150
495	Chicago, IL Increment Alloc Rev Diversey Narragansett Proj (Acquired 8/01/06, Cost $528,323) (j)	7.460	02/15/26	396,099
3,000	Chicago, IL Lakefront Millennium Pkg Fac (NATL Insd) (Prerefunded @ 1/01/12)	5.650	01/01/19	3,414,990
690	Chicago, IL Metro Wtr Reclamation Capital Impt Bonds (h)	7.000	01/01/11	737,941
3,000	Chicago, IL O’Hare Intl Arpt Rev, Ser A (FSA Insd) (e)	5.000	01/01/33	2,879,025
1,200	Chicago, IL Proj Rfdg, Ser C (NATL Insd)	5.750	01/01/16	1,273,044
715	Chicago, IL Tax Increment Alloc Santn Drain & Ship Canal, Ser A	7.750	01/01/14	715,265
1,000	Gilberts, IL Spl Svc Area No 19 Spl Tax, Ser 1 (c)	5.375	03/01/16	548,860
3,000	Hampshire, IL Spl Svc Area No 17 Spl Tax Crown Dev Proj Oakstead, Ser A	6.000	03/01/45	1,509,360
1,025	Huntley, IL Increment Alloc Rev Huntley Redev Proj, Ser A	8.500	12/01/15	1,024,692
5,050	Illinois Dev Fin Auth Pollutn Ctl Rev Amerencips Rfdg, Ser A (b)	5.500	03/01/14	4,643,576
1,000	Illinois Fin Auth Rev Advocate Hlthcare Network, Ser D	6.500	11/01/38	1,027,540
2,500	Illinois Fin Auth Rev Art Institute Chicago, Ser A	6.000	03/01/38	2,469,425

15
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,500	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750%	05/15/31	$970,410
970	Illinois Fin Auth Rev Kewanee Hosp Proj	5.100	08/15/31	556,605
1,000	Illinois Fin Auth Rev Northwestern Mem Hosp, Ser A (f)	5.375	08/15/24	983,510
2,000	Illinois Fin Auth Rev Northwestern Mem Hosp, Ser A (f)	5.750	08/15/30	1,969,640
4,700	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/15	4,924,425
5,100	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/17	5,268,453
5,050	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/18	5,156,555
1,000	Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	5.500	08/15/18	795,190
250	Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	6.000	08/15/22	185,940
1,500	Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	6.125	08/15/28	1,042,620
2,500	Illinois Fin Auth Rev Rush Univ Med Ctr Oblig Grp, Ser A	7.250	11/01/38	2,533,325
2,000	Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500	08/01/37	1,309,960
5,000	Illinois St, Ser 1 (FSA Insd)	5.250	12/01/21	5,191,200
1,500	Metropolitan Pier & Expo Auth IL Dedicated St Tax McCormick Pl Expn Proj A Rfdg	5.500	06/15/27	1,499,940
9,250	Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev Cap Apprec McCormick Rfdg (NATL Insd) (d)	0/5.400	06/15/19	8,773,718
1,655	Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250	03/01/15	1,263,510
1,500	Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800	03/01/37	785,790
549	Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000	03/01/36	313,808
425	Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000	12/01/42	311,657
991	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250	03/01/35	649,868

				67,683,051

	Indiana 1.1%
1,650	Indiana Hlth & Ed Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500	03/01/37	1,251,558
500	Indiana Hlth & Ed Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500	03/01/22	446,460

16
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Indiana (Continued)
$1,815	Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A (c)	7.125%	06/01/34	$1,337,219
1,500	Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (AMT)	5.100	01/15/17	1,324,740
550	Indianapolis, IN Loc Pub Impt Ser D	6.750	02/01/14	613,124
140	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	06/30/11	118,026
140	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	06/30/12	109,309
135	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	06/30/13	97,605
130	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	06/30/14	87,058
130	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	06/30/15	80,627
135	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	06/30/16	77,548
225	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	06/30/17	119,696
1,500	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (g)	5.500	09/01/27	1,042,635

				6,705,605

	Iowa 1.6%
1,000	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	5.750	06/01/25	896,510
1,860	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/34	1,632,187
1,125	Coralville, IA Ctf Partn, Ser D	5.250	06/01/26	1,049,512
1,100	Iowa Fin Auth Hlthcare Fac Rev Madrid Home Proj	5.750	11/15/24	774,444
2,400	Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA Insd)	5.750	07/01/17	2,418,000
1,000	Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950	08/01/37	625,720
225	Sibley, IA Hlthcare Fac Rev Osceola Cmnty Hosp Proj	6.000	12/01/37	141,091
1,000	Tobacco Settlement Auth IA Tob Settlement Rev, Ser C	5.375	06/01/38	550,010
2,500	Tobacco Settlement Auth IA Tob Settlement Rev, Ser C	5.625	06/01/46	1,370,125

				9,457,599

	Kansas 0.9%
1,000	Burlington, KS Environmental Impt Rev KC Rfdg Pwr LT, Ser B (Syncora Gtd) (b)	5.000	12/01/23	1,010,890
850	Labette Cnty, KS Hosp Rev Rfdg & Impt, Ser A	5.750	09/01/37	735,947
3,000	Lenexa, KS Hlthcare Fac Rev Rfdg & Impt	5.500	05/15/39	1,650,360

17
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Kansas (Continued)
$1,600	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000%	05/15/24	$1,174,608
1,000	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000	05/15/36	640,460
400	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser B	5.125	05/15/42	251,964

				5,464,229

	Kentucky 1.7%
3,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.375	08/15/24	3,028,320
1,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.625	08/15/27	1,012,470
4,000	Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev Sub, Ser A–1 (AGL Insd)	6.000	12/01/33	4,067,240
2,000	Paducah, KY Elec Plant Brd Rev, Ser A (AGL Insd)	5.250	10/01/35	1,988,660

				10,096,690

	Louisiana 1.0%
500	Colonial Pinnacle Cmnty Dev Dist Dev	6.750	05/01/23	351,025
1,367	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	1,043,841
1,000	New Orleans, LA Aviation Brd Rev Rfdg Restructuring Garbs, Ser A–1 (AGL Insd)	6.000	01/01/23	1,013,140
1,550	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT) (b)	5.250	11/01/37	1,476,918
2,000	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT) (b)	6.000	10/01/38	2,007,120

				5,892,044

	Maryland 1.8%
1,000	Baltimore, MD Spl Oblig Spc Oblig, Ser A	7.000	09/01/38	741,310
4,500	Gaithersburg, MD Econ Dev Rev Asbury MD Oblig Group A	5.125	01/01/36	2,975,265
2,000	Howard Cnty, MD Retirement Cmnty Vantage House Fac Rfdg, Ser B	5.250	04/01/37	1,081,600
3,105	Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev, Ser H (AMT)	5.050	09/01/32	2,797,574
2,000	Maryland St Trans Auth Grant & Rev Antic	5.250	03/01/20	2,297,760
1,250	Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	5.200	07/01/34	687,787

				10,581,296

	Massachusetts 0.7%
1,000	Massachusetts St College Bldg, Ser A	5.500	05/01/39	1,000,710
2,400	Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750	11/15/35	1,363,200

18
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Massachusetts (Continued)
$400	Massachusetts St Hlth & Ed Fac Auth Rev Bal Structured Ylg, Ser G (MBIA Insd) (b)	5.000%	07/01/13	$400,692
2,000	Massachusetts St Hlth & Ed Fac Auth Rev Univ MA Mem Issue, Ser D	5.000	07/01/33	1,365,660

				4,130,262

	Michigan 2.8%
2,000	Detroit, MI Wtr Supply Sys Rfdg Second Lien, Ser C (FSA Insd)	5.000	07/01/26	1,827,860
2,495	Iron River, MI Hosp Fin Auth Rfdg Iron Cnty Cmnty Hosp	6.000	05/15/20	2,036,868
650	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A (b)	5.250	01/15/47	659,418
375	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A (b)	5.500	01/15/47	382,688
5,000	Michigan St Strategic Fd Detroit Edison Co Proj Rfdg, Ser C (Syncora Gtd) (AMT)	5.450	12/15/32	4,050,000
1,710	Michigan St Strategic Fd Solid Genesee Pwr Stad Proj Rfdg (AMT)	7.500	01/01/21	1,369,385
2,000	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	1,129,480
5,000	Western Townships MI Util Rfdg, Ser A (MBIA Insd)	5.250	01/01/16	5,123,250

				16,578,949

	Minnesota 1.5%
450	Chisago, MN Hlthcare Fac Rev CDL Homes LLC Proj	6.000	08/01/42	300,073
1,000	Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Rfdg Crest View Corp Proj A	5.700	07/01/42	635,380
380	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.700	11/01/22	284,350
750	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.875	11/01/33	503,280
550	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.500	10/01/33	361,829
1,000	Meeker Cnty, MN Gross Rev Hosp Fac Mem Hosp Proj	5.750	11/01/37	729,060
3,000	Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.750	11/15/32	3,079,710
2,000	Minneapolis, MN Hsg & Hlthcare Fac Rev Providence Proj Rfdg, Ser A	5.625	10/01/27	1,348,580

19
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$150	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.000%	10/01/27	$117,255
2,000	Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250	05/15/36	1,513,780

				8,873,297

	Mississippi 0.3%
2,000	Mississippi Business Fin Corp MS Pollutn Ctl Rev Sys Energy Res Inc Proj	5.875	04/01/22	1,705,820

	Missouri 4.0%
1,000	Carthage, MO Hosp Rev	5.750	04/01/22	727,550
1,000	Carthage, MO Hosp Rev	5.875	04/01/30	654,470
3,000	Kansas City, MO Indl Dev Auth Plaza Lib Proj	6.000	03/01/16	2,777,850
500	Kansas City, MO Tax Increment Fin Comm Kansas City MO Maincor Proj, Ser A	5.250	03/01/18	414,750
670	Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500	09/01/18	566,317
2,275	Missouri Jt Muni Elec Util Comnty Pwr Proj Rev Plum Point Proj (NATL Insd)	5.000	01/01/26	1,884,928
2,700	Missouri St Environmental Impt & Energy Res Auth Pwr & LT Co Proj (AMT) (b)	4.900	05/01/38	2,647,836
1,200	Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac Lutheran Rfdg, Ser B	5.125	02/01/27	885,588
3,325	Raytown, MO Annual Raytown Live Redev Plan Proj 1	5.125	12/01/31	3,022,226
1,300	Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Ranken Jordan Proj Rfdg	5.000	11/15/35	696,436
1,000	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.375	09/01/21	858,770
3,000	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.500	09/01/28	2,311,680
500	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/30	362,615
1,250	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/41	852,613
450	Saint Louis, MO Indl Dev Auth Tax Increment & Cmnty Impt Dist Loughborough Com Redev Rfdg	5.750	11/01/27	305,595
210	Saint Louis, MO Tax Increment Rev Scullin Redev Area, Ser A	10.000	08/01/10	219,057
2,600	Springfield, MO Pub Bldg Corp Leasehold Rev, Ser B (AMBAC Insd) (AMT)	4.550	07/01/29	2,087,280
2,920	Springfield, MO Pub Bldg Corp Leasehold Rev, Ser B (AMBAC Insd) (AMT)	4.600	07/01/36	2,213,740

				23,489,301

20
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Nebraska 0.3%
$1,000	Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.375%	04/01/39	$1,026,850
1,000	University, NB Univ Rev Lincoln Student Fees & Fac, Ser A	5.250	07/01/39	1,002,940

				2,029,790

	Nevada 0.5%
70	Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (BHAC Insd) (AMT)	4.750	09/01/36	53,253
655	Mesquite, NV Spl Impt Dist No 07-01 Loc Impt-Anthem at Mesquite	5.850	08/01/18	508,902
560	Mesquite, NV Spl Impt Dist No 07-01 Loc Impt-Anthem at Mesquite	6.000	08/01/27	356,826
2,490	Reno, NV Hosp Rev Renown Regl Med Ctr Proj, Ser A	5.250	06/01/37	1,863,242

				2,782,223

	New Hampshire 0.8%
170	New Hampshire Higher Ed & Hlth Fac Auth Rev Daniel Webster College Issue Rfdg (c)	6.100	07/01/09	169,303
525	New Hampshire St Business Fin Auth Elec Fac Rev Plymouth Cogeneration (AMT) (Acquired 6/29/93, Cost $513,855) (c) (j)	7.750	06/01/14	499,910
3,250	New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT) (b)	7.125	07/01/27	3,261,473
1,000	New Hampshire St Business Fin Auth Rev Alice Peck Day Hlth Sys, Ser A (Prerefunded @ 10/01/09)	6.875	10/01/19	1,050,910

				4,981,596

	New Jersey 5.5%
375	Burlington Cnty, NJ Brdg Cmnty Econ Dev Rev The Evergreens Proj	5.625	01/01/38	222,154
3,000	Landis, NJ Sew Auth Swr Rev (NATL Insd) (k)	8.380	09/19/19	3,774,630
2,045	Middlesex Cnty, NJ Util Auth Swr Rev Rfdg, Ser A (NATL Insd)	6.250	08/15/10	2,113,712
2,000	New Jersey Econ Dev Auth Cig Tax	5.750	06/15/34	1,461,080
750	New Jersey Econ Dev Auth Ret Cmnty Rev Seabrook Vlg Inc Fac Rfdg	5.250	11/15/26	519,083
2,830	New Jersey Hlthcare Fac Fin Auth Rev Saint Josephs Hlthcare Sys	5.750	07/01/15	2,467,505
1,000	New Jersey Hlthcare Fac Fin Auth Rev Saint Peters Univ Hosp Oblig	5.750	07/01/37	761,370
3,000	New Jersey St Hsg & Mtg Fin Agy Rev, Ser AA	6.375	10/01/28	3,193,380

21
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Jersey (Continued)
$4,025	New Jersey St Hsg & Mtg Fin Agy Rev Single Family Hsg, Ser X (AMT)	5.100%	10/01/23	$3,933,109
565	New Jersey St Tpk Auth Tpk Rev, Ser C (MBIA Insd)	6.500	01/01/16	675,836
2,725	New Jersey St Tpk Auth Tpk Rev, Ser C (MBIA Insd) (h)	6.500	01/01/16	3,169,638
5,710	New Jersey St Trans Corp Ctf Fed Trans Admin Gnt, Ser A (AMBAC Insd)	5.750	09/15/10	5,798,962
2,000	Tobacco Settlement Fin Corp NJ, Ser A1	4.750	06/01/34	1,044,180
6,000	Tobacco Settlement Fin Corp NJ, Ser A1	5.000	06/01/41	3,077,640

				32,212,279

	New Mexico 0.2%
1,000	New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A	6.375	08/01/32	1,033,980

	New York 5.7%
5,000	Long Island Pwr Auth NY Elec Sys Rev Gen, Ser A	6.000	05/01/33	5,183,400
5,000	Metropolitan Trans Auth NY Rev, Ser B (NATL Insd)	5.250	11/15/18	5,140,150
2,500	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/37	1,856,325
3,000	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	2,517,480
2,845	New York City, Ser B (NATL Insd)	5.875	08/01/15	3,018,545
2,000	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250	01/15/39	1,882,420
750	New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 8/07/06, Cost $750,000) (c) (j) (l)	6.125	02/15/19	750
2,500	New York St Energy Resh & Dev Auth Gas Fac Reg (k)	11.564	04/01/20	2,538,575
3,000	New York St Energy Resh & Dev Auth Gas Fac Rev Brooklyn Union Gas, Ser B (AMT) (k)	11.275	07/01/26	3,003,930
1,545	New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Muni Wtr Fin, Ser C	5.000	06/15/21	1,634,996
6,000	Port Auth NY & NJ Cons One Hundred Fourty Forth (e)	5.000	10/01/35	5,930,610
1,300	Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A (g)	5.000	12/01/23	828,490

				33,535,671

22
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	North Carolina 0.4%
$1,100	North Carolina Med Care Commn Hlthcare Fac Rev First Mtg Salemtowne Proj Rfdg	5.100%	10/01/30	$680,735
1,100	North Carolina Med Care Commn Hlthcare Fac Rev Wake Med, Ser A (AGL Insd)	5.625	10/01/38	1,104,895
1,000	North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.625	10/01/27	778,770

				2,564,400

	North Dakota 0.3%
1,000	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.200	12/01/26	638,570
1,025	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group Rfdg	5.125	07/01/25	742,807
1,000	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group Rfdg	5.125	07/01/29	688,440

				2,069,817

	Ohio 5.6%
3,340	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj (c)	6.250	09/01/20	2,442,509
6,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A–2	5.875	06/01/30	3,655,620
2,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A–2	5.875	06/01/47	1,067,520
500	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750	05/15/27	334,490
6,000	Hamilton Cnty, OH Hlthcare Rev Life Enriching Cmnty Proj Rfdg, Ser A	5.000	01/01/37	3,767,280
4,810	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser H (AGL Insd)	5.000	02/01/24	4,847,951
3,000	Ohio St Higher Ed Fac Commn Rev Hosp Univ Hosp Hlth Sys Inc, Ser A (BHAC Insd)	5.250	01/15/46	2,951,700
4,000	Ohio St Higher Ed Fac Commn Univ Hosp Hlth Sys 2009, Ser A	6.750	01/15/39	3,976,560
2,865	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Prog, Ser D (GNMA Collateralized) (AMT) (e)	5.300	09/01/28	2,760,642
5,045	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Prog, Ser D (GNMA Collateralized) (AMT) (e)	5.400	03/01/33	4,785,485
1,750	Ohio St Wtr Dev Auth Solid Waste Rev Allied Waste Inc Proj, Ser A (AMT)	5.150	07/15/15	1,562,330
1,000	Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj	6.100	11/01/22	759,770

				32,911,857

23
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Oklahoma 1.1%
$1,050	Chickasaw Nation, OK Hlth Sys (g)	6.250%	12/01/32	$823,431
1,340	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/21	1,467,220
1,340	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/22	1,447,146
2,275	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/23	2,433,249
165	Oklahoma Hsg Fin Agy Single Family Rev Mtg, Class B (GNMA Collateralized) (AMT)	7.997	08/01/18	178,787

				6,349,833

	Oregon 0.2%
1,000	Port Morrow, OR Pollutn Ctl Portland Rfdg, Ser A (b)	5.200	05/01/33	1,001,090

	Pennsylvania 0.9%
2,000	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.000	11/15/28	1,135,520
1,885	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.250	02/01/35	1,141,368
1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 103 (AMT)	5.700	04/01/22	1,037,480
2,000	Pennsylvania St Tpk Com Tpk Rev Sub, Ser A (AGL Insd)	5.000	06/01/39	1,984,460

				5,298,828

	Rhode Island 0.5%
1,075	Rhode Island Hsg & Mtg Fin Corp Homeownership Oppty, Ser 57-B (AMT)	5.350	10/01/37	991,118
1,810	Rhode Island St Econ Dev Corp Arpt Rev, Ser A (AGL Insd) (AMT)	5.250	07/01/28	1,675,535
490	Rhode Island St Econ Dev Corp Rev	7.250	07/01/10	484,100

				3,150,753

	South Carolina 1.4%
700	Piedmont Muni Pwr Agy SC Elec Rev Rfdg	5.000	01/01/25	623,028
2,000	Piedmont Muni Pwr Agy SC Elec Rev, Ser A–2	5.000	01/01/24	1,856,700
500	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.125	10/01/26	317,405
500	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.000	05/01/12	478,315
200	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.000	05/01/15	171,430
500	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.125	05/01/13	460,715

24
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	South Carolina (Continued)
$1,000	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.625%	05/01/42	$582,730
1,000	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/27	688,650
2,000	South Carolina St Pub Svc Auth Santee Cooper, Ser A	5.500	01/01/38	2,062,240
765	Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000	06/01/18	732,748

				7,973,961

	South Dakota 0.2%
1,250	South Dakota St Hlth & Ed Fac Auth Rev Sioux Vly Hosp & Hlth Sys A	5.250	11/01/34	1,079,250

	Tennessee 1.1%
1,000	Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev CDFI Phase I LLC Proj Rfdg, Ser A	5.000	10/01/25	704,580
4,000	Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg, Ser B (NATL Insd) (Prerefunded @ 7/01/12)	7.750	07/01/29	4,640,520
1,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth, Ser A	5.500	07/01/36	738,550
500	Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Wellmont Hlth Sys Proj, Ser C	5.000	09/01/22	337,785

				6,421,435

	Texas 8.3%
3,615	Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850	04/01/21	2,866,840
450	Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500	11/01/29	275,427
500	Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke’s Lutheran Hosp (h)	7.000	05/01/21	652,835
5,000	Dallas-Fort Worth, TX Intl Arpt Rev Impt & Rfdg, Ser A (BHAC Insd) (AMT)	5.500	11/01/31	4,571,700
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750	11/01/18	498,405
1,000	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000	11/01/23	1,000,220
1,000	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Mem Hermann Hlthcare Sys, Ser B	7.250	12/01/35	1,046,140
1,805	Hopkins Cnty, TX Hosp Dist Hosp Rev	5.500	02/15/23	1,403,532
40	Lower CO Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/15/14	40,669

25
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$30	Lower CO Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875%	05/15/15	$30,502
15	Lower CO Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/15/16	15,251
1,250	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/37	813,137
3,000	MC Lennan Cnty, TX Pub Fac Corp Proj Rev	6.625	06/01/35	3,177,450
2,000	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	7.200	01/01/21	1,752,940
2,000	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT) (b)	6.000	08/01/20	1,912,120
1,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	5.625	01/01/33	939,520
2,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	6.000	01/01/23	2,099,680
2,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser L-2(b)	6.000	01/01/38	2,114,320
4,000	North TX Twy Auth Rev Toll 2nd Tier Rfdg, Ser F	6.125	01/01/31	3,866,760
500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Buckner Retirement Svc Inc Proj	5.000	11/15/17	476,875
1,500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement CC Young Mem Hom Proj	5.750	02/15/29	972,975
1,750	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.750	11/15/37	1,129,485
5,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckner Retirement Svc Inc Proj	5.250	11/15/37	3,778,200
2,200	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home Proj	5.750	02/15/25	1,533,114
3,250	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	5.750	07/01/18	3,558,230
725	Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Coll Rfdg, Ser C–2 (GNMA Collateralized) (AMT) (k)	12.380	07/02/24	768,659
4,000	Texas St Trans Commn Mobility Fd (e)	5.000	04/01/28	4,084,320
2,000	Texas St Trans Commn Rev First Tier, Ser A	5.000	04/01/20	2,169,320
1,500	Texas Transn Commn Cent TX Tpk Sys Rev Rfdg First Tier (b)	5.000	08/15/42	1,505,100

				49,053,726

26
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Utah 2.6%
$1,340	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (c) (l)	7.800%	09/01/15	$318,250
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (c) (l)	7.800	09/01/25	237,500
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (c) (l)	8.000	09/01/20	237,500
11,000	Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg	6.150	02/15/12	11,875,600
1,995	Utah Hsg Corp Single Family Mtg Rev, Ser C–1 (AMT)	5.700	07/01/28	1,992,486
600	Utah St Charter Sch Fin Auth Charter Sch Rev Summit Academy, Ser A	5.800	06/15/38	409,386

				15,070,722

	Vermont 0.2%
1,000	Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375	05/01/36	569,560
1,000	Vermont Ed & Hlth Bldg Fin Agy Rev Bennington College Proj	6.625	10/01/29	755,300

				1,324,860

	Virginia 0.9%
896	Farms New Kent VA Cmnty Dev Auth Spl Assmt, Ser A	5.125	03/01/36	476,134
1,300	Lexington, VA Indl Dev Auth Residential Care Fac Rev Mtg Kendal at Lexington, Ser A	5.500	01/01/37	793,663
1,000	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.450	09/01/37	624,940
2,000	Washington Cnty, VA Indl Dev Auth Mtn Sts Hlth Alliance, Ser C	7.500	07/01/29	1,982,200
1,750	White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300	03/01/17	1,442,035

				5,318,972

	Washington 1.2%
950	Kalispel Tribe Indians Priority Dist WA Rev	6.625	01/01/28	701,072
2,000	Seattle, WA Muni Lt & Pwr Rev Rfdg & Impt	5.750	04/01/23	2,198,360
1,000	Washington St Hlthcare Fac Auth Rev Multicare Hlth Sys, Ser A (FSA Insd)	5.250	08/15/28	962,300
1,100	Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpt Wesley Homes, Ser 2007-A (Acquired 5/07/08, Cost $1,100,000) (c) (j)	6.000	01/01/27	807,301
2,000	Washington St, Ser A (FSA Insd)	5.000	07/01/20	2,129,800

				6,798,833

27
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	West Virginia 0.3%
$1,000	Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500%	10/15/37	$735,180
250	Ohio Cnty, WV Cnty Commn Tax Increment Rev Fort Henry Centre Fin Dist, Ser A	5.850	06/01/34	169,020
855	Pleasants Cnty, WV Pollutn Ctl Rev Cnty Comm Allegheny Rfdg, Ser F	5.250	10/15/37	639,797

				1,543,997

	Wisconsin 4.2%
2,000	Superior, WI Collateralized Util Rev Rfdg Superior Wtr Lt & Pwr Proj, Ser A (AMT)	5.375	11/01/21	1,724,160
6,000	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser C (AMT) (e)	5.125	09/01/28	5,544,720
8,000	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser C (AMT) (e)	5.200	03/01/38	7,206,760
8,125	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)	5.300	09/01/23	8,124,594
2,355	Wisconsin St Gen Rev, Ser A (f)	5.375	05/01/25	2,363,077

				24,963,311

	Wyoming 0.4%
2,360	Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.500	01/01/33	2,255,924

Total Long-Term Investments 107.1% (Cost $722,085,709)				631,425,618

Total Short-Term Investments 0.8% (Cost $4,800,000)				4,800,000

Total Investments 107.9% (Cost $726,885,709)				636,225,618

Liability for Floating Rate Note Obligations Related to Securities Held (7.3%) (Cost $(43,090,000))
(43,090)	Notes with interest rates ranging from 0.36% to 1.63% at March 31, 2009 and contractual maturities of collateral ranging from 2023 to 2038 (i)			(43,090,000)

Total Net Investments 100.6% (Cost $683,795,709)				593,135,618

Liabilities in Excess of Other Assets (0.6%)				(3,477,216)

Net Assets 100.0%				$589,658,402

28
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(b)	Variable Rate Coupon

(c)	Security has been deemed illiquid.

(d)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

(e)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(f)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(g)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(h)	Escrowed to Maturity

(i)	Floating rate notes. The interest rates shown reflect the rates in the effect at March 31, 2009.

(j)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.4% of net assets.

(k)	Inverse Floating Rate

(l)	Non-income producing security.

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
FGIC—Financial Guaranty Insurance Co.
FHA—Federal Housing Administration
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
LOC—Letter of Credit
MBIA—Municipal Bond Investors Assurance Corp.
NATL—National Public Finance Guarantee Corp.

29
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $726,885,709)	$636,225,618
Receivables:
Interest	9,909,120
Investments Sold	6,258,427
Fund Shares Sold	910,528
Other	145,016

Total Assets	653,448,709

Liabilities:
Payables:
Floating Rate Note Obligations	43,090,000
Investments Purchased	15,631,148
Custodian Bank	2,452,196
Fund Shares Repurchased	1,247,890
Income Distributions	507,146
Investment Advisory Fee	244,487
Distributor and Affiliates	199,920
Trustees’ Deferred Compensation and Retirement Plans	231,117
Accrued Expenses	186,403

Total Liabilities	63,790,307

Net Assets	$589,658,402

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$725,804,045
Accumulated Undistributed Net Investment Income	1,228,677
Accumulated Net Realized Loss	(46,714,229)
Net Unrealized Depreciation	(90,660,091)

Net Assets	$589,658,402

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $543,644,805 and 46,693,642 shares of beneficial interest issued and outstanding)	$11.64
Maximum sales charge (4.75%* of offering price)	0.58

Maximum offering price to public	$12.22

Class B Shares:
Net asset value and offering price per share (Based on net assets of $16,480,659 and 1,417,327 shares of beneficial interest issued and outstanding)	$11.63

Class C Shares:
Net asset value and offering price per share (Based on net assets of $28,851,221 and 2,485,711 shares of beneficial interest issued and outstanding)	$11.61

Class I Shares:
Net asset value and offering price per share (Based on net assets of $681,717 and 58,567 shares of beneficial interest issued and outstanding)	$11.64

*	On sales of $100,000 or more, the sales charge will be reduced.

30
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income:
Interest	$18,575,764

Expenses:
Investment Advisory Fee	1,358,411
Distribution (12b-1) and Service Fees
Class A	636,016
Class B	75,513
Class C	109,730
Interest and Residual Trust Expenses	336,326
Transfer Agent Fees	162,920
Accounting and Administrative Expenses	79,032
Professional Fees	57,036
Reports to Shareholders	33,458
Registration Fees	32,322
Custody	28,688
Trustees’ Fees and Related Expenses	17,403
Other	16,889

Total Expenses	2,943,744
Less Credits Earned on Cash Balances	3,544

Net Expenses	2,940,200

Net Investment Income	$15,635,564

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(8,571,638)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(66,562,967)
End of the Period	(90,660,091)

Net Unrealized Depreciation During the Period	(24,097,124)

Net Realized and Unrealized Loss	$(32,668,762)

Net Decrease in Net Assets From Operations	$(17,033,198)

31
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$15,635,564	$31,313,700
Net Realized Loss	(8,571,638)	(5,660,535)
Net Unrealized Depreciation During the Period	(24,097,124)	(77,397,765)

Change in Net Assets from Operations	(17,033,198)	(51,744,600)

Distributions from Net Investment Income:
Class A Shares	(16,623,948)	(29,764,166)
Class B Shares	(433,876)	(797,185)
Class C Shares	(631,019)	(851,637)
Class I Shares	(14,800)	(18,149)

Total Distributions	(17,703,643)	(31,431,137)

Net Change in Net Assets from Investment Activities	(34,736,841)	(83,175,737)

From Capital Transactions:
Proceeds from Shares Sold	129,318,629	87,886,640
Net Asset Value of Shares Issued Through Dividend Reinvestment	14,550,972	24,675,563
Cost of Shares Repurchased	(80,411,976)	(133,106,128)

Net Change in Net Assets from Capital Transactions	63,457,625	(20,543,925)

Net Change in Net Assets	28,720,784	(103,719,662)
Net Assets:
Beginning of the Period	560,937,618	664,657,280

End of the Period (Including accumulated undistributed net investment income of $1,228,677 and $3,296,756, respectively)	$589,658,402	$560,937,618

32
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class A Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.45	$14.29	$14.84	$14.71	$14.81	$14.84

Net Investment Income (a)	.33	.69	.62	.64	.64	.66
Net Realized and Unrealized Gain/Loss	(.77)	(1.84)	(.52)	.14	(.09)	(.05)

Total from Investment Operations	(.44)	(1.15)	.10	.78	.55	.61
Less Distributions from Net Investment Income	.37	.69	.65	.65	.65	.64

Net Asset Value, End of the Period	$11.64	$12.45	$14.29	$14.84	$14.71	$14.81

Total Return (b)	–3.42% *	–8.31%	.66%	5.46%	3.78%	4.20%
Net Assets at End of the Period (In millions)	$543.6	$526.7	$625.9	$613.6	$587.6	$609.4
Ratio of Expenses to Average Net Assets	1.02%	1.41%	1.28%	1.11%	1.04%	0.98%
Ratio of Net Investment Income to Average Net Assets	5.75%	5.03%	4.21%	4.40%	4.35%	4.46%
Portfolio Turnover	22% *	62%	28%	16%	30%	11%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	.90%	.88%	.87%	.89%	.88%	.89%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

33
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class B Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.43	$14.27	$14.82	$14.69	$14.79	$14.82

Net Investment Income (a)	.29	.59	.51	.53	.53	.55
Net Realized and Unrealized Gain/Loss	(.76)	(1.84)	(.52)	.14	(.09)	(.05)

Total from Investment Operations	(.47)	(1.25)	(.01)	.67	.44	.50
Less Distributions from Net Investment Income	.33	.59	.54	.54	.54	.53

Net Asset Value, End of the Period	$11.63	$12.43	$14.27	$14.82	$14.69	$14.79

Total Return (b)	–3.72% *	–9.02%	–.09%	4.69%	3.03%	3.41%
Net Assets at End of the Period (In millions)	$16.5	$15.7	$20.9	$29.6	$38.1	$48.8
Ratio of Expenses to Average Net Assets	1.78%	2.17%	2.03%	1.86%	1.79%	1.73%
Ratio of Net Investment Income to Average Net Assets	5.00%	4.26%	3.45%	3.64%	3.60%	3.71%
Portfolio Turnover	22% *	62%	28%	16%	30%	11%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.65%	1.63%	1.62%	1.64%	1.63%	1.64%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

34
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class C Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.41	$14.24	$14.79	$14.67	$14.77	$14.80

Net Investment Income (a)	.29	.59	.50	.53	.53	.55
Net Realized and Unrealized Gain/Loss	(.76)	(1.83)	(.51)	.13	(.09)	(.05)

Total from Investment Operations	(.47)	(1.24)	(.01)	.66	.44	.50
Less Distributions from Net Investment Income	.33	.59	.54	.54	.54	.53

Net Asset Value, End of the Period	$11.61	$12.41	$14.24	$14.79	$14.67	$14.77

Total Return (b)	–3.72% *	–8.97%	–.10%	4.62%	3.03%	3.43%
Net Assets at End of the Period (In millions)	$28.9	$18.3	$17.4	$14.3	$12.5	$13.7
Ratio of Expenses to Average Net Assets	1.77%	2.17%	2.04%	1.86%	1.79%	1.73%
Ratio of Net Investment Income to Average Net Assets	4.99%	4.31%	3.46%	3.65%	3.60%	3.71%
Portfolio Turnover	22% *	62%	28%	16%	30%	11%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.65%	1.63%	1.62%	1.64%	1.63%	1.64%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

35
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				August 12, 2005
	Ended				(Commencement of
	March 31,	Year Ended September 30,			Operations) to
Class I Shares	2009	2008	2007	2006	September 30, 2005

Net Asset Value, Beginning of the Period	$12.45	$14.29	$14.83	$14.71	$14.71

Net Investment Income (a)	.35	.72	.65	.68	.09
Net Realized and Unrealized Gain/Loss	(.77)	(1.83)	(.50)	.13	-0- **

Total from Investment Operations	(.42)	(1.11)	.15	.81	.09
Less Distributions from Net Investment Income	.39	.73	.69	.69	.09

Net Asset Value, End of the Period	$11.64	$12.45	$14.29	$14.83	$14.71

Total Return (b)	–3.29% *	–8.07%	.98%	5.65%	.60% *
Net Assets at End of the Period (In millions)	$0.7	$0.3	$0.4	$1.4	$1.3
Ratio of Expenses to Average Net Assets	.79%	1.16%	1.03%	.86%	.82%
Ratio of Net Investment Income to Average Net Assets	6.14%	5.25%	4.42%	4.67%	4.56%
Portfolio Turnover	22% *	62%	28%	16%	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	.66%	.63%	.62%	.64%	.66%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

**	Amount is less than $.01.

36
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on the matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

37

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	636,225,618
Level 3—Significant Unobservable Inputs	-0-

Total	$636,225,618

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2009, the Fund had $7,185,075 of when-issued and delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in

38

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

“Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $32,199,885, which will expire according to the following schedule:

Amount	Expiration

$9,728,055	September 30, 2009
7,248,633	September 30, 2010
10,905,393	September 30, 2015
4,317,804	September 30, 2016

At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$677,455,295

Gross tax unrealized appreciation	11,438,994
Gross tax unrealized depreciation	(95,756,766)

Net tax unrealized depreciation on investments	$(84,317,772)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended September 30, 2008 were as follows:

Distributions paid from:
Ordinary income	$9,579
Tax-exempt income	31,551,361

$31,560,940

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,184
Undistributed tax-exempt income	5,640,321

F. Credit Earned on Cash Balances During the six months ended March 31, 2009, the Fund’s custody fee was reduced by $3,544 as a result of credits earned on cash balances.

39

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” in the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2009, Fund investments with a value of $70,459,537 are held by the dealer trusts and serve as collateral for the $43,090,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2009 were $44,656,989 and 0.38%, respectively.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Over $500 million	.45%

For the six months ended March 31, 2009, the Fund recognized expenses of approximately $11,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2009, the Fund recognized expenses of

40

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

approximately $43,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $66,600 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $120,800 are included in “Other” assets on the Statements of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended March 31, 2009, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $120,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $52,200. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 710 shares of Class I Shares.

41

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended March 31, 2009 and year ended September 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	9,519,470	$108,878,470	5,406,899	$74,290,756
Class B	410,366	4,715,699	216,388	2,957,972
Class C	1,308,541	15,013,932	769,281	10,621,116
Class I	63,006	710,528	1,209	16,796

Total Sales	11,301,383	$129,318,629	6,393,777	$87,886,640

Dividend Reinvestment:
Class A	1,188,859	$13,678,644	1,733,312	$23,438,460
Class B	30,611	351,882	44,260	597,790
Class C	44,117	506,473	46,229	621,630
Class I	1,208	13,973	1,303	17,683

Total Dividend Reinvestment	1,264,795	$14,550,972	1,825,104	$24,675,563

Repurchases:
Class A	(6,314,200)	$(72,918,707)	(8,655,800)	$(118,944,913)
Class B	(285,366)	(3,288,062)	(466,983)	(6,396,345)
Class C	(340,627)	(3,894,218)	(562,831)	(7,646,423)
Class I	(26,862)	(310,989)	(8,741)	(118,447)

Total Repurchases	(6,967,055)	$(80,411,976)	(9,694,355)	$(133,106,128)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2009, the Fund received redemption fees of approximately $2,500, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $187,096,941 and $131,735,182, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the

42

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.
Summarized below are the different types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the six months ended March 31, 2009.

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that my expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $2,537,600 and $254,200 for Class B and

43

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

44

Van Kampen Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Keving Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

45

Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

49, 349, 549, 649
MIFSAN 5/09
IU09-02156P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the Federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

	A Shares		B Shares		C Shares		I Shares
	since 5/28/93		since 5/28/93		since 10/19/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	4.61%	4.29%	4.23%	4.23%	3.48%	3.48%	2.17%

10-year	3.50	3.00	3.17	3.17	2.75	2.75	—

5-year	2.27	1.27	2.23	1.97	1.53	1.53	—

1-year	–0.39	–5.11	–0.64	–4.46	–1.15	–2.10	–0.14

6-month	1.54	–3.27	1.40	–2.57	1.26	0.27	1.78

SEC 30-day Yield	3.85%		3.29%		3.29%		4.29%

Unsubsidized SEC 30-day Yield	3.75%		3.19%		3.19%		4.19%

Gross Expense Ratio	1.10%		1.86%		1.85%		0.83%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. SEC 30-day yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brother’s Municipal Bond Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital Municipal Bond Index as of November 3, 2008. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended March 31, 2009

Market Conditions

The six months under review can be divided into two distinct periods in terms of municipal market performance. The first of these, the last quarter of 2008, marked one of the worst periods in the history of the municipal bond market as well as the broad financial markets. Extreme risk aversion emerged as investors became skittish following the government takeovers, forced mergers or failures of several venerable financial institutions that began in September. Massive deleveraging and forced selling ensued and tax-exempt bond funds experienced significant outflows as investors fled to the relative safety of Treasury securities and money market funds. These factors pushed municipal bond prices to their cheapest levels in history relative to Treasury bonds.

Not surprisingly in this risk-averse environment, the lower-rated segment of the market underperformed, with high-yield municipal bonds (those rated below triple-B or non-rated issues) returning -21.25 percent for the fourth quarter (as measured by the Barclays Capital High Yield Municipal Bond Index) while triple-B rated issues returned -14.68 percent and triple-A rated issues returned 3.44 percent (as measured by the Barclays Capital Municipal Bond Index).

The first quarter of 2009 was markedly better for municipal bond investors. Credit concerns eased, deleveraging slowed considerably, and investors began to re-enter the market, driving municipal bond prices higher. Yields declined by as much as 80 basis points on the front end of the municipal yield curve during the quarter, while yields on long-maturity issues fell roughly 25 basis points. The rally was accompanied by a narrowing of credit spreads, which helped the high-yield segment of the market to outperform. For the quarter, high-yield municipals returned 7.65 percent, triple-B rated issues returned 7.22 percent and triple-A rated issues returned 3.52 percent.

Although the high-yield segment rebounded nicely in the first three months of 2009, the gains were not enough to offset the losses in the last quarter of 2008. As a result, higher-quality issues outperformed for the overall six-month reporting period. With regard to sectors, performance was largely dependent on credit quality, with the lower-quality industrial development revenue/pollution control revenue (i.e. corporate-backed) and tobacco sectors turning in the worst performance while water and sewer and housing bonds posted the highest returns.

The credit crunch squeezed municipal bond issuance, which declined by nine percent in 2008. As the credit quality of municipal bond issuers crumbled during the year, insured bond volume fell to 18 percent of total issuance, a dramatic decline from the 55 percent average over the past few years. This large increase in uninsured bonds has disrupted many historical measures of value in the municipal bond market. In the first quarter of 2009, issuance rose and was easily

2

placed due to robust retail demand. In a significant reversal from the last quarter of 2008, municipal bond funds saw approximately $11 billion in net inflows as investors recognized the historical cheapness of the municipal sector.

Performance Analysis

All share classes of Van Kampen Intermediate Term Municipal Income Fund underperformed the Barclays Capital Municipal Bond Index (the “Index”) for the six months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2009

				Barclays Capital
				Municipal Bond
Class A	Class B	Class C	Class I	Index

1.54%	1.40%	1.26%	1.78%	5.00%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The primary detractors from the Fund’s performance included holdings in triple-B and non-rated municipal bonds. The Fund maintained an overweight allocation in these issues relative to the Index (which does not include non-rated securities), which hindered performance as the lower-quality segment of the market underperformed the higher-quality segment for the overall reporting period. The Fund also held an overweight relative to the Index in the health care sector. This positioning was disadvantageous given the sector’s strong performance, particularly in the first quarter of 2009.

Other investments, however, were additive to relative performance. The Fund’s significant position in municipal auction rate securities with zero durations (a measure of interest-rate sensitivity) was beneficial as the yield on these securities remained well above those of comparable money market instruments. The Fund’s yield-curve positioning also helped to modestly enhance performance. We maintained an underweight to the five-year portion of the yield curve and an overweight to the 10- to 15-year portion of the curve. This positioning was advantageous as 10- to 15-year maturity range outperformed. The Fund’s holdings in pre-refunded* bonds also helped enhance returns.

*Pre-refunding, or advance refunding, is a financing structure under which new bonds are issued to repay an outstanding bond issue, generally on its first call date. The proceeds from the new issuance are held in an escrow of high-quality U.S. government securities dedicated solely to pay interest and principal on the outstanding bond issue. Pre-refunded bonds are the outstanding bonds that will be refunded from this escrow and therefore, are typically rated ‘AAA’.

3

In the latter half of the reporting period, we focused on selling weaker credits into strong retail demand, using the proceeds to invest in mid-quality securities at attractive values. We continue to be invested in municipal auction rate securities. This book of weekly auctioned paper had an average yield of approximately five percent in the first quarter of 2009. We anticipate having a variety of opportunities in the coming months to invest these short-term holdings at yields higher than what we have seen in the past several years.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Ratings Allocation as of 3/31/09 (Unaudited)

AAA/Aaa	25.6%
AA/Aa	29.0
A/A	16.9
BBB/Baa	15.9
Non-Rated	12.6

Top Five Sectors as of 3/31/09 (Unaudited)

Hospital	20.4%
Public Education	9.3
General Purpose	7.1
Wholesale Electric	6.9
Utilities	5.8

Summary of Investments by State Classification as of 3/31/09 (Unaudited)

California	12.8%
Texas	10.4
Florida	6.5
New York	5.1
Ohio	4.6
Illinois	4.0
Missouri	3.9
Pennsylvania	3.7
Colorado	3.3
Maryland	3.2
Washington	3.0
Indiana	2.9
New Jersey	2.4
North Carolina	2.2
South Carolina	2.1
Kentucky	2.1
Alabama	1.9
Michigan	1.9
Tennessee	1.9
New Mexico	1.7
Wisconsin	1.7
Minnesota	1.6
Louisiana	1.6
Arizona	1.5
Alaska	1.3
Kansas	1.3
Nebraska	1.1
Virginia	1.1
Hawaii	1.1
New Hampshire	1.0
North Dakota	0.9
Massachusetts	0.8
Idaho	0.7
Iowa	0.7
Arkansas	0.5
Wyoming	0.5
Oregon	0.5
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5

Summary of Investments by State Classification as of 3/31/09 (Unaudited)
(continued from previous page)

Nevada	0.5%
Mississippi	0.4
West Virginia	0.3
Georgia	0.3
Oklahoma	0.2
Delaware	0.2
Connecticut	0.0 *

Total Long-Term Investments	99.4
Total Short-Term Investments	2.8

Total Investments	102.2
Liability for Floating Rate Note Obligations	(2.1)

Total Net Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

*	Amount is less than 0.1%

Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Subject to change daily. Ratings allocations and sector percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Summary of investments by state classification are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$1,015.43	$4.77
Hypothetical	1,000.00	1,020.19	4.78
(5% annual return before expenses)

Class B
Actual	1,000.00	1,014.02	6.68
Hypothetical	1,000.00	1,018.30	6.69
(5% annual return before expenses)

Class C
Actual	1,000.00	1,017.76	8.55
Hypothetical	1,000.00	1,016.45	8.55
(5% annual return before expenses)

Class I
Actual	1,000.00	1,012.61	3.51
Hypothetical	1,000.00	1,021.44	3.53
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, 1.33%, 1.70% and 0.70% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$1,015.43	$4.62
Hypothetical	1,000.00	1,020.34	4.63
(5% annual return before expenses)

Class B
Actual	1,000.00	1,014.02	6.53
Hypothetical	1,000.00	1,018.45	6.54
(5% annual return before expenses)

Class C
Actual	1,000.00	1,017.76	8.40
Hypothetical	1,000.00	1,016.60	8.40
(5% annual return before expenses)

Class I
Actual	1,000.00	1,012.61	3.36
Hypothetical	1,000.00	1,021.59	3.38
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92%, 1.30%, 1.67% and 0.67% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

10

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 99.4% Alabama 1.9%
$825	Cullman, AL Cullman Med Pk South Med Clinic Brd Rev Cullman Regl Med Ctr, Ser A	6.500%	02/15/13	$822,830
1,260	Dothan Houston Cnty, AL Arpt Auth (NATL Insd) (AMT)	5.400	12/01/15	1,245,687
2,000	Healthcare Auth For Baptist Hlth AL, Ser B (AGL Insd) (a) (b)	4.000	11/15/37	2,000,000

				4,068,517

	Alaska 1.3%
250	Alaska Muni Bond BK, Ser 1	5.000	09/01/22	253,365
400	Alaska Muni Bond BK, Ser 1	5.250	09/01/24	407,420
1,000	Matanuska-Susitna Boro, AK Lease Rev Goose Creek Correctional Ctr (AGL Insd)	5.000	09/01/19	1,068,380
1,000	Matanuska-Susitna Boro, AK Lease Rev Goose Greek Correctional Ctr (AGL Insd)	5.500	09/01/23	1,072,070

				2,801,235

	Arizona 1.5%
1,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (AMT)	5.000	07/01/13	1,014,060
135	Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington Proj Tucson Rfdg, Ser A (FSA Insd)	7.250	07/15/10	135,686
500	Pima Cnty, AZ Indl Dev Auth Wtr & Wastewtr Rev Global Wtr Res LLC Proj (AMT)	6.375	12/01/18	422,790
500	Pinal Cnty, AZ Elec Dist No. 4 Sys Rev	5.250	12/01/18	433,035
1,000	Salt River Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A	5.000	01/01/22	1,068,350

				3,073,921

	Arkansas 0.5%
950	University of AR Rev UALR Cap Impt, Ser B (FSA Insd)	4.500	12/01/19	1,010,316

	California 12.8%
2,000	Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/21	1,110,860
875	California Muni Fin Auth Ed Fac Rev High Tech High Chula Vista, Ser B (c)	5.500	07/01/18	720,545
1,000	California Pollutn Ctl Fin Auth Solid Waste Disp USA Waste Svc Inc Rfdg, Ser A (AMT) (b)	4.500	06/01/18	975,820
1,500	California St Dept Wtr Res Pwr, Ser A (AMBAC Insd) (Prerefunded @ 5/01/12)	5.375	05/01/18	1,704,675
2,000	California St Dept Wtr Res Pwr Supply Rev, Ser F-5	5.000	05/01/22	2,044,460
2,000	California Statewide Cmnty Dev Auth Rev ARS Insd Hlth Fac Catholic, Ser D (FSA Insd) (a) (b)	1.500	07/01/41	2,000,000
2,000	California Statewide Cmnty Dev Auth Rev Mtg Methodist Hosp Proj (FHA Insd)	6.250	08/01/24	2,068,240

11
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,000	Carlsbad, CA Spl Tax Non Escrow Cmnty Fac 3 Impt 2	5.700%	09/01/22	$826,480
1,000	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A2	5.000	09/01/23	819,010
1,500	Los Angeles, CA Uni Sch Dist, Ser F	5.000	07/01/19	1,608,720
470	Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (c)	5.500	03/01/18	388,319
495	Palm Springs, CA Arpt Rfdg Sub Palm Springs Intl Arpt (AMT)	5.300	07/01/13	457,875
2,000	Palomar Pomerado Hlthcare Dist CA Ctf Partn, Ser B (FSA Insd) (a) (b)	5.000	11/01/36	2,000,000
975	Palomar Pomerado Hlthcare Dist CA Ctf Partn, Ser C (FSA Insd) (a) (b)	6.000	11/01/36	975,000
565	Perris, CA Pub Fin Auth Rev Tax Alloc	4.750	10/01/13	528,625
1,500	Port Oakland, CA, Ser L (NATL Insd) (AMT)	5.000	11/01/21	1,304,220
3,000	Poway, CA Uni Sch Dist Election 2008 Impt Dist 07-1-A	*	08/01/21	1,546,560
500	Quechan Indian Tribe Ft Yuma Indian Res CA Govt Proj	6.625	12/01/17	386,760
795	University CA Rev, Ser O (d) (e)	5.750	05/15/23	877,016
1,185	University CA Rev, Ser O (d) (e)	5.750	05/15/25	1,281,269
2,000	Vernon, CA Nat Gas Fin Auth Rev Vernon Gas Proj, Ser C (NATL Insd) (a) (b)	7.500	08/01/21	2,000,000
1,000	West Contra Costa, CA Uni Sch Dist Election of 2005, Ser B	6.000	08/01/23	1,094,920

				26,719,374

	Colorado 3.3%
500	Colorado Hlth Fac Auth Rev Christian Living Cmnty Proj, Ser A	5.250	01/01/15	477,850
1,560	Colorado Springs, CO Util Rev Sys Sub Lien Impt, Ser A	5.000	11/15/19	1,642,056
1,000	Denver, CO City & Cnty Arpt Rev Rfdg, Ser D (FSA Insd) (AMT)	5.500	11/15/12	1,032,760
2,000	Denver, CO City & Cnty Just Sys (d)	5.000	08/01/24	2,134,810
500	Denver, CO City & Cnty Just Sys (d)	5.000	08/01/25	528,775
1,000	University of CO Enterprise Sys Rev, Ser A	5.500	06/01/25	1,060,350

				6,876,601

	Connecticut 0.0%
60	New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal Energies (AMT)	7.250	07/01/09	59,863

	Delaware 0.2%
500	New Castle Cnty, DE Rev Newark Charter Sch Inc Proj	5.000	09/01/22	368,100

12
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida 6.5%
$1,000	Brevard Cnty, FL Sch Brd Ctf Rfdg, Ser B (NATL Insd)	5.000%	07/01/20	$983,050
1,000	Broward Cnty, FL Arpt Sys Rev Rfdg, Ser E (NATL Insd) (AMT)	5.375	10/01/13	1,010,170
2,000	Florida St Brd Ed Pub Ed Rfdg Cap Outlay 2007, Ser A	5.000	06/01/19	2,159,660
500	Halifax, FL Hosp Med Ctr Hosp Rfdg & Impt, Ser A	5.250	06/01/19	458,690
3,000	Highlands Cnty, FL Hlth Fac Auth Rev Adventist Hlth, Ser A (b)	6.500	11/15/38	3,054,030
500	Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Ida Rfdg (AMBAC Insd) (b)	5.000	12/01/34	503,055
250	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser B	5.200	05/01/15	115,312
250	Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B	6.900	05/01/17	198,095
500	Orange Cnty, FL Hlth Fac Auth Rev Hlthcare Orlando Lutheran Rfdg	5.375	07/01/20	368,635
1,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (FSA Insd)	6.000	11/15/22	1,001,010
1,500	Orange Cnty, FL Sch Brd Ctf, Ser A (AMBAC Insd)	5.250	08/01/14	1,579,965
1,000	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd) (b)	5.350	03/15/42	990,820
750	Seminole Tribe, FL Spl Oblig Rev, Ser A (c)	5.750	10/01/22	577,478
670	Tolomato Cmnty Dev Dist FL Spl Assmt	6.450	05/01/23	497,750

				13,497,720

	Georgia 0.3%
600	Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100	06/01/23	593,400

	Hawaii 1.1%
1,875	Hawaii St, Ser DK (d)	5.000	05/01/23	1,981,444
250	Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	7.875	11/15/23	239,230

				2,220,674

	Idaho 0.7%
500	Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500	11/01/23	527,490
955	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser A (AMT)	5.000	07/01/17	977,719

				1,505,209

	Illinois 4.0%
1,000	Bartlett, IL Tax Increment Rev Rfdg Sr Lien Quarry Redev Proj	5.600	01/01/23	749,760
500	Hodgkins, IL Tax Increment Rev Sr Lien Rfdg	5.000	01/01/14	477,465
1,140	Huntley, IL Spl Svc Area No 7 Spl Tax Rfdg (AGL Insd)	4.600	03/01/17	1,197,433

13
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,000	Illinois Dev Fin Auth Pollutn Ctl Rev Amerencips Rfdg, Ser A (b)	5.500%	03/01/14	$919,520
1,000	Illinois Fin Auth Rev Advocate Hlthcare Network, Ser D	6.125	11/01/23	1,042,610
1,000	Illinois Fin Auth Rev Art Inst Chicago, Ser A	5.250	03/01/19	1,032,900
750	Illinois Fin Auth Rev Fairview Oblig Group Rfdg, Ser A	6.000	08/15/22	557,820
500	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	5.250	05/15/14	449,290
300	Lincolnshire, IL Spl Svc Area Sedgebrook Proj	5.000	03/01/11	283,140
846	Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250	03/01/15	645,879
1,000	Round Lake Beach, IL Tax Increment Rev	4.650	12/15/13	1,000,940

				8,356,757

	Indiana 2.9%
1,000	Allen Cnty, IN Juvenile Just Ctr First Mtg (AMBAC Insd)	5.500	01/01/18	1,068,100
1,000	Carmel Cnty, IN Redev Auth Opt Income Tax Lease Rent Rev (NATL Insd)	5.000	07/01/22	1,044,410
830	Hobart, IN Bldg Corp First Mtg (NATL Insd)	5.500	07/15/13	936,190
500	Indiana Hlth & Edl Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500	03/01/22	446,460
365	Indiana Hlth & Edl Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/24	367,657
200	Indiana Hlth & Edl Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/25	200,020
175	Indiana Hlth & Edl Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/26	173,210
500	Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (GTY AGMT: Federal Express Co) (AMT)	5.100	01/15/17	441,580
400	Saint Joseph Cnty, IN Econ Dev Rev Holy Cross Vlg Notre Dame Proj, Ser A	5.750	05/15/13	375,796
1,000	University of Southn IN Rev Student Fee, Ser J (AGL Insd)	5.000	10/01/19	1,040,800

				6,094,223

	Iowa 0.7%
1,000	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	5.625	06/01/23	898,720
500	Coralville, IA Ctf Partn, Ser D	5.250	06/01/22	479,540

				1,378,260

	Kansas 1.3%
1,000	Burlington, KS Environmental Impt Rev KC Pwr LT Rfdg, Ser B (Syncora Gtd) (b)	5.000	12/01/23	1,010,890
500	Kansas St Dev Fin Auth Hlth Fac Rev Hays Med Ctr Inc, Ser L	5.250	11/15/16	510,900

14
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Kansas (Continued)
$1,000	Shawnee Cnty, KS Sch Dist 501 Topeka (Prerefunded @ 2/01/12)	5.000%	02/01/20	$1,104,410
120	Wyandotte Cnty, KS City KS Univ Brd of Public Util Office Bldg Complex Proj (NATL Insd)	5.000	05/01/11	126,520

				2,752,720

	Kentucky 2.1%
1,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.000	08/15/18	1,008,510
1,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.375	08/15/24	1,009,440
310	Kentucky Hsg Corp Hsg Rev, Ser A (AMT)	5.000	01/01/23	299,506
1,000	Louisville & Jefferson Cnty, KY, Ser C (FSA Insd) (AMT)	5.500	07/01/17	1,001,780
1,000	Paducah, KY Elec Plant Brd Rev, Ser A (AGL Insd)	5.000	10/01/25	1,015,980

				4,335,216

	Louisiana 1.6%
250	Colonial Pinnacle Cmnty Dev Dist Dev	6.750	05/01/23	175,513
594	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	453,578
1,235	New Orleans, LA Aviation Brd Rev Restructuring Garbs Rfdg, Ser A-1 (AGL Insd)	5.000	01/01/18	1,220,279
500	New Orleans, LA Aviation Brd Rev Restructuring Garbs Rfdg, Ser A-1 (AGL Insd)	5.000	01/01/19	487,910
1,000	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT) (b)	5.250	11/01/37	952,850

				3,290,130

	Maryland 3.2%
1,000	Maryland St Econ Dev Corp Student Hsg Rev Univ MD College Pk Proj Rfdg (CIFG Insd)	5.000	06/01/13	946,090
625	Maryland St Econ Dev Corp Univ MD College Pk Proj (g)	5.750	06/01/13	728,912
500	Maryland St Hlth & Higher Edl Fac Auth Rev Johns Hopkins Hlth Sys, Ser B (b)	5.000	05/15/48	532,365
250	Maryland St Hlth & Higher Edl Fac Auth Rev Washington Cnty Hosp	5.250	01/01/23	209,888
500	Maryland St Hlth & Higher King Farm Presbyterian Cmnty, Ser B	5.000	01/01/17	382,920
3,000	Maryland St Trans Auth Grant & Rev Antic	5.250	03/01/20	3,446,640
500	Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	4.700	07/01/15	413,635

				6,660,450

	Massachusetts 0.8%
1,500	Massachusetts St Hlth & Edl Fac Auth Rev Caregroup, Ser D (NATL Insd)	5.250	07/01/23	1,305,240

15
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Massachusetts (Continued)
$500	Massachusetts St Hlth & Edl Fac Auth Rev Quincy Med Ctr, Ser A	5.850%	01/15/18	$415,670

				1,720,910

	Michigan 1.9%
1,000	Brighton, MI Area Sch Dist Rfdg	5.250	05/01/18	1,068,060
1,000	Brighton, MI Area Sch Dist Rfdg	5.250	05/01/20	1,050,860
250	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig-Henry Ford Vlg	6.000	11/15/18	203,387
500	Iron River, MI Hosp Fin Auth Rfdg Iron Cnty Cmnty Hosp	6.000	05/15/20	408,190
1,000	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A (b)	5.500	01/15/47	1,020,500
250	Michigan St Strategic Fd Ltd Oblig United Waste Sys Proj (AMT)	5.200	04/01/10	247,315

				3,998,312

	Minnesota 1.6%
250	Dakota Cnty, MN Cmnty Dev Agy Multi Family Hsg Rev Rfdg Com on Marice Proj, Ser A	5.000	11/01/22	175,617
250	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.500	11/01/17	208,080
430	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.000	10/01/16	387,568
500	Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.375	11/15/23	523,750
2,000	Northern Muni Pwr Agy MN Elec Sys Rev Rfdg, Ser A (AGL Insd)	5.000	01/01/15	2,139,860

				3,434,875

	Mississippi 0.4%
1,000	Mississippi Business Fin Corp MS Pollutn Ctl Rev Sys Energy Res Inc Proj	5.875	04/01/22	852,910

	Missouri 3.9%
500	Fenton, MO Tax Increment Rev Gravois Bluffs Redev Proj Rfdg	5.000	04/01/13	504,740
610	Ferguson, MO Tax Increment Rev Crossing at Halls Ferry Rfdg	5.500	04/01/14	572,076
1,350	Kansas City, MO Indl Dev Auth Plaza Lib Proj	6.000	03/01/16	1,250,032
1,000	Macon, MO Ctf Partn (NATL Insd)	5.250	08/01/17	1,009,370
240	Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500	09/01/18	202,860
1,500	Missouri St Environmental Impt & Energy Res Auth KC Pwr & LT Co Proj (AMT) (b)	4.900	05/01/38	1,471,020
500	Raytown, MO Annual Raytown Live Redev Plan Proj 1	5.000	12/01/16	519,710
2,000	Saint Charles, MO Ctf Partn, Ser B	5.500	05/01/18	2,053,880

16
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri (Continued)
$540	Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Rfdg Ranken Jordan Proj	5.000%	11/15/22	$343,597
250	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.250	09/01/17	230,048

				8,157,333

	Nebraska 1.1%
560	Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.125	04/01/23	600,197
1,500	University of NE Fac Corp Defd Maint (AMBAC Insd)	5.000	07/15/17	1,655,340

				2,255,537

	Nevada 0.5%
1,000	Las Vegas, NV Redev Agy Tax Increment Rev, Ser A	7.000	06/15/20	981,640

	New Hampshire 1.0%
2,000	New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT) (b)	7.125	07/01/27	2,007,060

	New Jersey 2.4%
1,500	New Jersey Econ Dev Auth Rev Cig Tax	5.500	06/15/16	1,367,055
500	New Jersey Econ Dev Auth Rev First Mtg Presbyterian, Ser A	6.250	11/01/20	404,910
1,000	New Jersey Hlthcare Fac Fin Auth Rev Saint Clare’s Hosp Inc Rfdg, Ser A (Radian Insd) (g)	5.250	07/01/20	1,136,590
500	New Jersey Hlthcare Fac Fin Auth Rev Saint Josephs Hlthcare Sys	5.750	07/01/15	435,955
455	Rahway, NJ Ctf Partn (MBIA Insd)	5.500	02/15/16	472,955
565	Rahway, NJ Ctf Partn (MBIA Insd)	5.600	02/15/17	587,741
855	Tobacco Settlement Fin Corp NJ, Ser 1A	4.500	06/01/23	626,672

				5,031,878

	New Mexico 1.7%
1,000	Jicarilla, NM Apache Nation Rev, Ser A (Acquired 10/23/03, Cost $1,020,380) (f)	5.500	09/01/23	1,013,960
1,310	New Mexico Fin Auth Rev Sr Lien Pub Proj Revolving Fd, Ser B (NATL Insd)	5.000	06/01/17	1,450,956
1,000	New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A	6.000	08/01/23	1,069,540

				3,534,456

	New York 5.1%
500	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser A	5.750	11/15/22	458,115
55	Brookhaven, NY Indl Dev Agy Sr Residential Hsg Rev Woodcrest Estates Fac, Ser A (AMT)	5.875	12/01/09	54,896

17
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$1,000	Long Island Pwr Auth NY Elec Gen, Ser C (Prerefunded @ 9/01/13)	5.500%	09/01/17	$1,163,700
210	Madison Cnty, NY Indl Dev Agy Civic Fac Rev Oneida Hlth Sys Inc Proj, Ser A	4.500	02/01/17	183,987
1,000	New York City Fiscal 2008, Subser A-4 (FSA Insd) (a) (b)	2.970	08/01/26	1,000,000
500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	419,580
200	New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AGL Insd)	5.000	01/01/18	209,958
200	New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AGL Insd)	5.000	01/01/19	208,130
2,000	New York City Indl Dev Agy Spl Fac Rev NY Stk Exchange Proj, Ser A	5.400	05/01/19	2,006,020
780	New York City Indl Dev Agy Spl Fac Rev Term One Group Assn Proj (AMT)	5.000	01/01/10	781,794
1,000	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.000	01/15/20	1,034,120
1,000	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.000	01/15/21	1,023,800
2,000	New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Muni Wtr Fin, Ser C	5.000	06/15/21	2,116,500
5	Niagara Falls, NY Pub Impt (NATL Insd)	6.900	03/01/20	5,002

				10,665,602

	North Carolina 2.2%
1,250	North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser C (AGL Insd)	6.000	01/01/19	1,309,237
1,000	North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser C	6.750	01/01/24	1,046,740
630	North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser D	6.450	01/01/14	645,492
500	North Carolina Med Care Commn Hlthcare Fac Rev Rfdg First Mtg Salemtowne	5.000	10/01/15	450,545
250	North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.300	10/01/19	215,170
1,000	North Carolina Muni Pwr Agy, Ser A (NATL Insd)	5.250	01/01/19	1,014,860

				4,682,044

	North Dakota 0.9%
500	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.000	12/01/16	405,870
1,195	North Dakota Pub Fin Auth St Revolving Fd Pgm, Ser A	5.500	10/01/19	1,382,878

				1,788,748

18
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio 4.6%
$500	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj	6.250%	09/01/20	$365,645
500	Athens Cnty, OH Hosp Fac Rev & Impt O’ Bleness Mem Rfdg, Ser A	6.250	11/15/13	471,175
2,215	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A2	5.125	06/01/24	1,587,070
1,370	Cleveland, OH Non Tax Rev Cleveland Stad Proj Rfdg (AMBAC Insd)	5.125	12/01/20	1,419,114
185	Dayton, OH Spl Fac Rev Afco Cargo Day LLC Proj (AMT)	6.000	04/01/09	185,000
1,500	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser H (AGL Insd)	5.000	02/01/24	1,511,835
1,000	Montgomery Cnty, OH Rev Miami Vly Hosp, Ser B (b)	5.250	11/15/39	1,001,140
750	Ohio Muni Elec Generation Agy Jt Venture 5 Ctf Ben Int Rfdg (AMBAC Insd)	5.000	02/15/21	694,118
1,500	Ohio St Air Quality Dev Auth Rev OH Pwr, Ser A (AMT) (b)	7.125	06/01/41	1,507,755
1,000	Ohio St Wtr Dev Auth Solid Waste Rev Allied Waste Inc Proj, Ser A (AMT)	5.150	07/15/15	892,760

				9,635,612

	Oklahoma 0.2%
455	Chickasaw Nation, OK Hlth Sys (c)	5.375	12/01/17	394,007

	Oregon 0.5%
1,000	Port Morrow, OR Pollutn Ctl Portland Gen Rfdg, Ser A (b)	5.200	05/01/33	1,001,090

	Pennsylvania 3.7%
500	Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.000	09/01/21	401,320
225	Allegheny Cnty, PA Redev Auth Rev Pittsburgh Mills Proj	5.100	07/01/14	199,642
1,120	Canon McMillan Sch Dist PA Rfdg, Ser A (NATL Insd)	5.000	12/15/15	1,223,846
250	Lancaster Cnty, PA Hosp Auth Re Brethren Vlg Proj, Ser A	5.200	07/01/12	237,890
500	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	5.000	01/01/17	484,815
500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsch Cont Care Proj	6.000	02/01/21	365,310
1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 103 (AMT)	5.700	04/01/22	1,037,480
900	Philadelphia, PA Gas Wks Rev, Ser 3 (FSA Insd)	5.000	08/01/10	941,076
750	Philadelphia, PA Gas Wks Rev, Ser 18 (AGL Insd)	5.250	08/01/18	793,403

19
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$2,000	Philadelphia, PA Redev Auth Rev Neighborhood Trans, Ser A (NATL Insd)	5.500%	04/15/16	$2,063,860

				7,748,642

	South Carolina 2.1%
1,000	Kershaw Cnty, SC Pub Sch Fndtn Installment Pwr Rev Kershaw Cnty Sch Dist Proj (CIFG Insd)	5.000	12/01/22	1,007,210
1,065	Lexington, SC Wtr & Swr Rev & Impt Comb Rfdg, Ser A (NATL Insd)	5.000	04/01/14	1,107,110
1,000	Piedmont Muni Pwr Agy SC Elec Rev, Ser A-2	5.000	01/01/24	928,350
500	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.000	05/01/12	478,315
135	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.125	05/01/13	124,393
770	Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000	06/01/18	737,537

				4,382,915

	Tennessee 1.9%
370	Chattanooga, TN Hlth Ed Hsg Fac CDFI Phase I LLC Proj Rfdg, Ser A	5.000	10/01/15	330,366
700	Franklin, TN Spl Sch Dist Cap Apprec (FSA Insd)	*	06/01/15	577,640
1,000	Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC Insd)	5.750	12/01/11	1,097,620
500	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.250	09/01/16	416,260
1,000	Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev, Ser C	5.250	06/01/18	976,840
700	Sullivan Cnty, TN Hlth Edl & Hsg Fac Brd Hosp Rev Wellmont Hlth Sys Proj, Ser C	5.000	09/01/22	472,899

				3,871,625

	Texas 10.4%
1,000	Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850	04/01/21	793,040
1,500	Austin, TX Wtr & Wastewater Sys Rev Austin Wtr & Swr, Ser A	5.000	11/15/24	1,560,510
225	Dallas Cnty, TX Flood Ctl Dist Rfdg	6.750	04/01/16	221,139
1,500	Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000	08/15/18	1,595,460
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750	11/01/18	498,405
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000	11/01/23	500,110
500	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Mem Hermann Hlthcare Sys, Ser B	7.000	12/01/27	527,770
1,000	Harris Cnty, TX Hlth Fac Dev Corp Rev Christus Hlth, Ser A-4 (FSA Insd) (a) (b)	3.500	07/01/31	1,000,000
1,000	Harris Cnty, TX Hlth Fac Dev Corp Rev Christus Hlth, Ser A-5 (FSA Insd) (a) (b)	2.039	07/01/36	1,000,000
500	Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc Proj	5.000	08/15/13	470,420

20
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$350	Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc Proj	5.000%	08/15/19	$291,781
500	Hopkins Cnty, TX Hosp Dist Hosp Rev	5.500	02/15/23	388,790
250	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem East Texas	5.125	02/15/22	181,802
500	Mesquite, TX Hlth Fac Dev Retirement Christian Care	5.000	02/15/15	421,885
400	Mission, TX Econ Dev Corp Solid Waste Disp Rev Allied Waste Inc Proj A (AMT)	5.200	04/01/18	347,556
500	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT) (b)	6.000	08/01/20	478,030
500	North TX Twy Auth Rev Sys First Tier Put Rfdg, Ser L-2 (b)	6.000	01/01/38	528,580
1,000	North TX Twy Auth Rev Sys First Tier Rfdg, Ser A	6.000	01/01/23	1,049,840
1,000	Spring, TX Indpt Sch Dist Sch House (PSF Gtd)	5.000	08/15/24	1,062,040
500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Buckner Retirement Svc Inc Proj	5.000	11/15/17	476,875
1,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Hosp Rev Rfdg Baylor Hlthcare Sys Proj	5.750	11/15/24	1,015,060
2,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	5.750	07/01/18	2,189,680
2,000	Texas St Transn Commn Rev First Tier, Ser A	5.000	04/01/20	2,169,320
3,000	Texas Transn Commn Cent TX Tpk Sys Rev Rfdg First Tier Put (b)	5.000	08/15/42	3,010,200

				21,778,293

	Virginia 1.1%
1,000	Tobacco Settlement Fin Corp VA Asset Bkd	5.250	06/01/19	1,052,710
1,000	Washington Cnty, VA Indl Dev Auth Hosp Fac Rev Mtn St Hlth Alliance, Ser C	7.250	07/01/19	986,730
250	White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300	03/01/17	206,005

				2,245,445

	Washington 3.0%
175	Kalispel Tribe Indians Priority Dist WA Rev	6.200	01/01/16	151,585
1,725	Seattle, WA Muni Lt & Pwr Rev Rfdg & Impt	5.750	04/01/23	1,896,085
1,000	Tes Pptys Washington	5.000	12/01/24	990,290
3,000	Washington St, Ser A (FSA Insd)	5.000	07/01/20	3,194,700

				6,232,660

	West Virginia 0.3%
250	Ohio Cnty, WV Cnty Commn Tax Increment Rev Fort Henry Ctr Fin Dist, Ser A	5.625	06/01/22	194,745
500	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000	10/01/20	435,050

				629,795

21
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wisconsin 1.7%
$1,370	Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj Rfdg, Ser A (AMT)	5.375%	11/01/21	$1,181,050
1,875	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)	5.300	09/01/23	1,874,905
500	Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty Hosp Inc, Ser A	5.500	08/15/14	451,575

				3,507,530

	Wyoming 0.5%
1,000	Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.375	01/01/25	1,004,760

Total Long-Term Investments 99.4% (Cost $210,643,240)				207,206,365

Total Short-Term Investments 2.8% (Cost $5,750,000)				5,750,000

Total Investments 102.2% (Cost $216,393,240)				212,956,365

Liability for Floating Rate Note Obligations Related to Securities Held (2.1%) (Cost ($4,275,000))
(4,275)	Notes with interest rates ranging from 0.36% to 0.49% at March 31, 2009 and contractual maturities of collateral ranging from 2023 to 2025 (see Note 1) (h)			(4,275,000)

Total Net Investments 100.1% (Cost $212,118,240)				208,681,365

Liabilities in Excess of Other Assets (0.1%)				(158,228)

Net Assets 100.0%				$208,523,137

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(b)	Variable Rate Coupon

(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

22
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

(e)	Security purchased on a when-issued or delayed delivery basis.

(f)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.5% of net assets.

(g)	Escrowed to Maturity

(h)	Floating rate notes. The interest rates shown reflect the rates in effect at March 31, 2009.

AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
FHA—Federal Housing Administration
FSA—Financial Security Assurance Inc.
GTY AGMT—Guarantee Agreement
NATL—National Public Finance Guarantee Corp.
MBIA—Municipal Bond Investors Assurance Corp.
PSF—Public School Fund
Radian—Radian Asset Assurance
Syncora—Syncora Guarantee, Inc.

23
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $216,393,240)	$212,956,365
Receivables:
Interest	2,744,183
Investments Sold	2,145,466
Fund Shares Sold	878,223
Other	99,742

Total Assets	218,823,979

Liabilities:
Payables:
Floating Rate Note Obligations	4,275,000
Investments Purchased	2,941,439
Custodian Bank	2,009,177
Fund Shares Repurchased	487,020
Income Distributions	172,460
Distributor and Affiliates	71,761
Investment Advisory Fee	69,198
Trustees’ Deferred Compensation and Retirement Plans	185,674
Accrued Expenses	89,113

Total Liabilities	10,300,842

Net Assets	$208,523,137

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$212,644,078
Accumulated Undistributed Net Investment Income	200,187
Accumulated Net Realized Loss	(884,253)
Net Unrealized Depreciation	(3,436,875)

Net Assets	$208,523,137

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $167,631,806 and 16,789,329 shares of beneficial interest issued and outstanding)	$9.98
Maximum sales charge (4.75%* of offering price)	0.50

Maximum offering price to public	$10.48

Class B Shares:
Net asset value and offering price per share (Based on net assets of $11,940,397 and 1,178,680 shares of beneficial interest issued and outstanding)	$10.13

Class C Shares:
Net asset value and offering price per share (Based on net assets of $27,375,327 and 2,745,226 shares of beneficial interest issued and outstanding)	$9.97

Class I Shares:
Net asset value and offering price per share (Based on net assets of $1,575,607 and 157,892 shares of beneficial interest issued and outstanding)	$9.98

*	On sales of $100,000 or more, the sales charge will be reduced.

24
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income:
Interest	$4,331,630

Expenses:
Investment Advisory Fee	422,876
Distribution (12b-1) and Service Fees
Class A	169,148
Class B	33,325
Class C	109,728
Accounting and Administrative Expenses	51,800
Registration Fees	50,231
Transfer Agent Fees	38,261
Professional Fees	36,782
Interest and Residual Trust Expenses	25,616
Reports to Shareholders	21,439
Trustees’ Fees and Related Expenses	15,089
Custody	9,717
Other	7,943

Total Expenses	991,955
Expense Reduction	84,575
Less Credits Earned on Cash Balances	17

Net Expenses	907,363

Net Investment Income	$3,424,267

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(878,790)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(5,024,429)
End of the Period	(3,436,875)

Net Unrealized Appreciation During the Period	1,587,554

Net Realized and Unrealized Gain	$708,764

Net Increase in Net Assets From Operations	$4,133,031

25
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$3,424,267	$4,534,710
Net Realized Gain/Loss	(878,790)	77,603
Net Unrealized Appreciation/Depreciation During the Period	1,587,554	(6,916,918)

Change in Net Assets from Operations	4,133,031	(2,304,605)

Distributions from Net Investment Income:
Class A Shares	(3,039,513)	(3,525,581)
Class B Shares	(211,744)	(378,779)
Class C Shares	(408,953)	(437,480)
Class I Shares	(27,829)	(22,448)

Total Distributions	(3,688,039)	(4,364,288)

Net Change in Net Assets from Investment Activities	444,992	(6,668,893)

From Capital Transactions:
Proceeds from Shares Sold	113,342,119	74,551,458
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,748,772	3,384,884
Cost of Shares Repurchased	(41,497,231)	(43,527,174)

Net Change in Net Assets from Capital Transactions	74,593,660	34,409,168

Total Increase in Net Assets	75,038,652	27,740,275
Net Assets:
Beginning of the Period	133,484,485	105,744,210

End of the Period (Including accumulated undistributed net investment income of $200,187 and $463,959, respectively)	$208,523,137	$133,484,485

26
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class A Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$10.05	$10.59	$10.68		$10.69		$10.72	$10.76

Net Investment Income	0.20 (a)	0.41 (a)	0.38	(a)	0.37	(a)	0.36	0.37
Net Realized and Unrealized Gain/Loss	(0.05)	(0.55)	(0.10)		0.04		(0.01)	0.04

Total from Investment Operations	0.15	(0.14)	0.28		0.41		0.35	0.41

Less:
Distributions from Net Investment Income	0.22	0.40	0.37		0.37		0.37	0.37
Distributions from Net Realized Gain	-0-	-0-	-0-		0.05		0.01	0.08

Total Distributions	0.22	0.40	0.37		0.42		0.38	0.45

Net Asset Value, End of the Period	$9.98	$10.05	$10.59		$10.68		$10.69	$10.72

Total Return* (b)	1.54% **	–1.42%	2.63%		3.91%		3.31%	3.84%
Net Assets at End of the Period (In millions)	$167.6	$103.7	$81.4		$79.4		$88.2	$76.5
Ratio of Expenses to Average Net Assets*	0.95%	1.00%	0.98%		0.99%		0.99%	0.93%
Ratio of Net Investment Income to Average Net Assets*	4.17%	3.95%	3.54%		3.46%		3.32%	3.50%
Portfolio Turnover	14% **	61%	11%		21%		34%	60%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.92%	0.95%	0.98%		0.99%		0.99%	0.93%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.05%	1.10%	1.08%		1.09%		1.09%	1.03%
Ratio of Net Investment Income to Average Net Assets	4.07%	3.85%	3.44%		3.36%		3.22%	3.40%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.02%	1.06%	1.08%		1.09%		1.09%	1.03%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

27
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,		Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$10.19		$10.73		$10.82		$10.82		$10.75		$10.78

Net Investment Income	0.19	(a)	0.41	(a)	0.38	(a)	0.39	(a)	0.40		0.30
Net Realized and Unrealized Gain/Loss	(0.05)		(0.56)		(0.10)		0.04		(0.03)		0.04

Total from Investment Operations	0.14		(0.15)		0.28		0.43		0.37		0.34

Less:
Distributions from Net Investment Income	0.20		0.39		0.37		0.38		0.29		0.29
Distributions from Net Realized Gain	-0-		-0-		-0-		0.05		0.01		0.08

Total Distributions	0.20		0.39		0.37		0.43		0.30		0.37

Net Asset Value, End of the Period	$10.13		$10.19		$10.73		$10.82		$10.82		$10.75

Total Return* (b)	1.40%	(c)**	–1.45%	(c)	2.59%	(c)	4.13%	(c)	3.47%	(c)	3.15%	(c)
Net Assets at End of the Period (In millions)	$11.9		$10.5		$11.1		$14.6		$16.9		$20.3
Ratio of Expenses to Average Net Assets*	1.33%	(c)	1.05%	(c)	0.98%	(c)	0.78%	(c)	0.82%	(c)	1.67%	(c)
Ratio of Net Investment Income to Average Net Assets*	3.83%	(c)	3.87%	(c)	3.55%	(c)	3.67%	(c)	3.51%	(c)	2.76%	(c)
Portfolio Turnover	14%	**	61%		11%		21%		34%		60%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	1.30%	(c)	1.00%	(c)	0.98%	(c)	0.78%	(c)	0.82%	(c)	1.67%	(c)
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.43%	(c)	1.15%	(c)	1.08%	(c)	0.88%	(c)	0.92%	(c)	1.77%	(c)
Ratio of Net Investment Income to Average Net Assets	3.73%	(c)	3.77%	(c)	3.45%	(c)	3.57%	(c)	3.41%	(c)	2.66%	(c)

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.40%	(c)	1.11%	(c)	1.08%	(c)	0.88%	(c)	0.92%	(c)	1.77%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

**	Non-Annualized

28
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class C Shares	2009	2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$10.03	$10.57	$10.66		$10.68		$10.70		$10.73

Net Investment Income	0.17 (a)	0.33 (a)	0.30	(a)	0.29	(a)	0.29		0.30
Net Realized and Unrealized Gain/Loss	(0.05)	(0.55)	(0.10)		0.03		(0.01)		0.04

Total from Investment Operations	0.12	(0.22)	0.20		0.32		0.28		0.34

Less:
Distributions from Net Investment Income	0.18	0.32	0.29		0.29		0.29		0.29
Distributions from Net Realized Gain	-0-	-0-	-0-		0.05		0.01		0.08

Total Distributions	0.18	0.32	0.29		0.34		0.30		0.37

Net Asset Value, End of the Period	$9.97	$10.03	$10.57		$10.66		$10.68		$10.70

Total Return* (b)	1.26% **	–2.17%	1.88%	(c)	3.04%		2.64%	(c)	3.17%	(c)
Net Assets at End of the Period (In millions)	$27.4	$18.4	$13.0		$14.7		$16.5		$18.1
Ratio of Expenses to Average Net Assets*	1.70%	1.75%	1.72%	(c)	1.74%		1.64%	(c)	1.66%	(c)
Ratio of Net Investment Income to Average Net Assets*	3.42%	3.20%	2.81%	(c)	2.71%		2.69%	(c)	2.77%	(c)
Portfolio Turnover	14% **	61%	11%		21%		34%		60%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	1.67%	1.70%	1.72%	(c)	1.74%		1.64%	(c)	1.66%	(c)
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.80%	1.85%	1.82%	(c)	1.84%		1.74%	(c)	1.76%	(c)
Ratio of Net Investment Income to Average Net Assets	3.32%	3.10%	2.71%	(c)	2.61%		2.59%	(c)	2.67%	(c)

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.77%	1.81%	1.82%	(c)	1.84%		1.74%	(c)	1.76%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

**	Non-Annualized

29
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						August 12, 2005
	Ended						(Commencement
	March 31,	Year Ended September 30,					of Operations) to
Class I Shares	2009	2008	2007		2006		September 30, 2005

Net Asset Value, Beginning of the Period	$10.04	$10.59	$10.67		$10.69		$10.70

Net Investment Income	0.22 (a)	0.45 (a)	0.40	(a)	0.39	(a)	0.05
Net Realized and Unrealized Gain/Loss	(0.05)	(0.58)	(0.09)		0.03		(0.01)

Total from Investment Operations	0.17	(0.13)	0.31		0.42		0.04

Less:
Distributions from Net Investment Income	0.23	0.42	0.39		0.39		0.05
Distributions from Net Realized Gain	-0-	-0-	-0-		0.05		-0-

Total Distributions	0.23	0.42	0.39		0.44		0.05

Net Asset Value, End of the Period	$9.98	$10.04	$10.59		$10.67		$10.69

Total Return* (b)	1.78% **	–1.27%	2.98%		4.08%		0.38% **
Net Assets at End of the Period (In millions)	$1.6	$0.9	$0.2		$0.9		$0.6
Ratio of Expenses to Average Net Assets*	0.70%	0.73%	0.72%		0.72%		0.77%
Ratio of Net Investment Income to Average Net Assets*	4.48%	4.33%	3.79%		3.73%		3.59%
Portfolio Turnover	14% **	61%	11%		21%		34%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.67%	0.69%	0.72%		0.72%		0.77%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.80%	0.83%	0.82%		0.82%		0.87%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.23%	3.69%		3.63%		3.49%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.77%	0.79%	0.82%		0.82%		0.87%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

**	Non-Annualized

30
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Intermediate Term Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

31

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	212,956,365
Level 3—Significant Unobservable Inputs	-0-

Total	$212,956,365

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2009, the Fund had $2,130,426 of when-issued or delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.

32

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. During the current year, the Fund utilized capital losses carried forward of $54,717.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$211,846,425

Gross tax unrealized appreciation	$4,511,031
Gross tax unrealized depreciation	(7,675,860)

Net tax unrealized depreciation on investments	$(3,164,829)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended September 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$978
Tax-exempt income	4,342,162

$4,343,140

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,482
Undistributed tax-exempt income	757,533
Undistributed long-term capital gain	77

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book.

F. Credits Earned on Cash Balances During the six months ended March 31, 2009, the Fund’s custody fee was reduced by $17 as a result of credits earned on cash balances.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating

33

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2009, Fund investments with a value of $6,803,314 are held by the dealer trusts and serve as collateral for the $4,275,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2009 were $3,375,727 and 1.52%, respectively.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Over $500 million	.45%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.95%, 1.33%, 1.70%, and 0.70% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended March 31, 2009, the Adviser waived or reimbursed approximately $84,600 of advisory fees or other expenses.
For the six months ended March 31, 2009, the Fund recognized expenses of approximately $3,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $30,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the

34

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $16,000 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $80,800 are included in “Other” assets on the Statements of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $61,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $10,300. Sales charges do not represent expenses of the Fund.

35

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended March 31, 2009 and the year ended September 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	9,727,624	$95,474,273	5,695,354	$59,629,064
Class B	409,935	4,102,933	365,499	3,859,784
Class C	1,297,163	12,739,015	977,211	10,211,605
Class I	103,756	1,025,898	81,184	851,005

Total Sales	11,538,478	$113,342,119	7,119,248	$74,551,458

Dividend Reinvestment:
Class A	232,173	$2,296,155	274,356	$2,861,672
Class B	14,907	149,221	24,004	253,956
Class C	28,527	281,996	23,933	248,986
Class I	2,163	21,400	1,950	20,270

Total Dividend Reinvestment	277,770	$2,748,772	324,243	$3,384,884

Repurchases:
Class A	(3,487,191)	$(34,269,947)	(3,341,761)	$(35,025,984)
Class B	(278,792)	(2,786,438)	(391,926)	(4,167,529)
Class C	(416,581)	(4,092,223)	(395,541)	(4,155,245)
Class I	(35,987)	(348,623)	(17,032)	(178,416)

Total Repurchases	(4,218,551)	$(41,497,231	(4,146,260)	$(43,527,174)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2009, the Fund received redemption fees of approximately $4,100 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $101,859,842 and $22,873,978, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the

36

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the different types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. There were no futures transactions entered into during the six months ended March 31, 2009.

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distributions and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $31,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution

37

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

38

Van Kampen Intermediate Term Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

39

Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

138, 338, 538, 638
INFSAN 5/09
IU09-02157P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

	A Shares		B Shares		C Shares
	since 7/29/94		since 7/29/94		since 7/29/94
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales
Total Returns	charges	charge	charges	charge	charges	charge

Since Inception	4.71%	4.36%	4.29%	4.29%	3.94%	3.94%

10-year	3.15	2.66	2.53	2.53	2.40	2.40

5-year	0.78	–0.20	0.33	0.09	0.02	0.02

1-year	–6.54	–11.00	–6.50	–10.06	–7.25	–8.14

6-month	–1.99	–6.62	–1.94	–5.76	–2.37	–3.32

30-Day SEC Subsidized Yield	4.91%		5.18%		4.66%

30-Day SEC Yield	4.68%		4.93%		4.41%

Gross Expense Ratio	1.14%		1.90%		1.89%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended March 31, 2009, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brother’s Municipal Bond Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital Municipal Bond Index as of November 3, 2008. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Barclays Capital New York Municipal Bond Index tracks the performance of New York issued municipal bonds rated at least Baa or BBB by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, and with maturities of 2 years or greater. Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended March 31, 2009

Market Conditions

The six months under review can be divided into two distinct periods in terms of municipal market performance. The first of these, the last quarter of 2008, marked one of the worst periods in the history of the municipal bond market as well as the broad financial markets. Extreme risk aversion emerged as investors became skittish following the government takeovers, forced mergers or failures of several venerable financial institutions that began in September. Massive deleveraging and forced selling ensued and tax-exempt bond funds experienced significant outflows as investors fled to the relative safety of Treasury securities and money market funds. These factors pushed municipal bond prices to their cheapest levels in history relative to Treasury bonds.

Not surprisingly in this risk-averse environment, the lower-rated segment of the market underperformed, with high-yield municipal bonds (those rated below triple-B or non-rated issues) returning -21.25 percent for the fourth quarter (as measured by the Barclays Capital High Yield Municipal Bond Index) while triple-B rated issues returned -14.68 percent and triple-A rates issues returned 3.44 percent (as measured by the Barclays Capital Municipal Bond Index).

The first quarter of 2009 was markedly better for municipal bond investors. Credit concerns eased, deleveraging slowed considerably, and investors began to re-enter the market, driving municipal bond prices higher. Yields declined by as much as 80 basis points on the front end of the municipal yield curve during the quarter, while yields on long-maturity issues fell roughly 25 basis points. The rally was accompanied by a narrowing of credit spreads, which helped the high-yield segment of the market to outperform. For the quarter, high-yield municipals returned 7.65 percent, triple-B rated issues returned 7.22 percent and triple-A rated issues returned 3.52 percent.

Although the high-yield segment rebounded nicely in the first three months of 2009, the gains were not enough to offset the losses in the last quarter of 2008. As a result, higher-quality issues outperformed for the overall six-month reporting period. With regard to sectors, performance was largely dependent on credit quality, with the lower-quality industrial development revenue/pollution control revenue (i.e. corporate-backed) and tobacco sectors turning in the worst performance while water and sewer and housing bonds posted the highest returns.

The credit crunch squeezed municipal bond issuance, which declined by nine percent in 2008. As the credit quality of municipal bond issuers crumbled during the year, insured bond volume fell to 18 percent of total issuance, a dramatic decline from the 55 percent average over the past few years. This large increase in uninsured bonds has disrupted many historical measures of value in the municipal bond market. In the first quarter of 2009, issuance rose and was easily

2

placed due to robust retail demand. In a significant reversal from the last quarter of 2008, municipal bond funds saw approximately $11 billion in net inflows as investors recognized the historical cheapness of the municipal sector.

The state of New York benefits from its broad-based and wealthy economy and has seen an improvement in its finances and budgetary reserves over the past few years. However, the economic slowdown and concerns on Wall Street, as well as the volatility in the financial markets, will pose challenges for the state over the next year. We continue to monitor the state’s fiscal position during the financial crisis and will look for opportunities to invest in more stable sectors.

Performance Analysis

All share classes of Van Kampen New York Tax Free Income Fund underperformed the Barclays Capital New York Municipal Bond Index (the “Index”) and the Barclays Capital Municipal Bond Index for the six months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2009

			Barclays Capital	Barclays Capital
			New York Municipal	Municipal Bond
Class A	Class B	Class C	Bond Index	Index

–1.99%	–1.94%	–2.37%	5.07%	5.00%

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended March 31, 2009, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The primary detractors from the Fund’s performance included holdings in triple-B and non-rated municipal bonds. The Fund maintained an overweight allocation in these issues relative to the Index (which does not include non-rated securities), which hindered performance as the lower-quality segment of the market underperformed the higher-quality segment for the overall reporting period. With regard to sectors, the Fund’s overweights relative to the Index in the health care and life care sectors also detracted from returns. Additionally, a hospital holding within the health care sector, held in the form of an inverse floating-rate security*, also detracted from relative performance. An overweight in low-coupon, long-maturity tobacco bonds hindered returns as spreads in the sector widened over the course of the period.

3

Other positions, however, were additive to relative performance for the period. In particular, an overweight in single-and multi-family housing bonds helped enhance returns as these issues rallied in the first months of 2009. The Fund held an overweight in high-quality state-appropriated bonds that also performed well, significantly outpacing lower-quality issues during the period. A large overweight in high-quality higher education bonds also served the portfolio well during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

*An inverse floating-rate security, or “inverse floater”, is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

Ratings Allocation as of 3/31/09 (Unaudited)

AAA/Aaa	17.4%
AA/Aa	37.4
A/A	17.7
BBB/Baa	14.4
BB/Ba	4.6
Non-Rated	8.5

Top 5 Sectors as of 3/31/09 (Unaudited)

Hospital	17.7%
Higher Education	11.5
Student Housing	8.4
Water & Sewer	8.1
General Purpose	8.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations and Top Five sectors percentages are as a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor’s and Moody’s, respectively.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$980.08	$4.20
Hypothetical	1,000.00	1,020.69	4.28
(5% annual return before expenses)

Class B
Actual	1,000.00	980.61	3.46
Hypothetical	1,000.00	1,021.44	3.53
(5% annual return before expenses)

Class C
Actual	1,000.00	976.35	7.88
Hypothetical	1,000.00	1,016.95	8.05
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 0.70%, and 1.60% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratios for Class B Shares and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$980.08	$3.80
Hypothetical	1,000.00	1,021.09	3.88
(5% annual return before expenses)
Class B
Actual	1,000.00	980.61	3.06
Hypothetical	1,000.00	1,021.84	3.13
(5% annual return before expenses)
Class C
Actual	1,000.00	976.35	7.49
Hypothetical	1,000.00	1,017.35	7.64
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77%, 0.62%, and 1.52% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratios for Class B Shares and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 100.1% New York 98.1%
$2,000	Albany, NY Indl Dev Agy Civic Fac Rev Albany Law Sch Univ, Ser A	5.000%	07/01/31	$1,505,460
600	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser A	5.250	11/15/32	448,116
400	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser D	5.750	11/15/27	341,532
1,290	Albany, NY Indl Dev Agy Indl Dev Rev Albany College of Pharmacy, Ser A	5.625	12/01/34	906,535
1,200	Broome Cnty, NY Indl Dev Agy Good Shepard Vlg, Ser A	6.875	07/01/40	850,128
395	Dutchess Cnty, NY Indl Dev Agy Civic Fac Rev Elant Fishkill Inc, Ser A	5.250	01/01/37	216,025
1,000	East Rochester, NY Hsg Auth Rev Sr Living Woodland Vlg Proj Rfdg	5.500	08/01/33	614,800
1,250	Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of Buffalo Proj (FSA Insd)	5.750	05/01/21	1,287,350
1,000	Erie Cnty, NY Tob Asset Sec Corp, Ser A	5.000	06/01/45	596,940
1,530	Hempstead Town, NY Indl Dev Adelphi Univ Civic Fac	5.000	10/01/35	1,390,296
1,250	Hempstead Town, NY Indl Dev Adelphi Univ Civic Fac	5.750	06/01/22	1,280,687
1,290	Islip, NY Res Recovery Agy Res 1985 Fac, Ser E (FSA Insd) (AMT)	5.750	07/01/22	1,297,933
1,000	Livingston Cnty, NY Indl Dev Agy Civic Fac Rev Nicholas H Noyes Mem Hosp	6.000	07/01/30	659,300
700	Long Island Pwr Auth NY Elec Sys Rev, Ser A	5.000	04/01/23	699,300
750	Long Island Pwr Auth NY Elec Sys Rev, Ser A (AMBAC Insd)	5.000	09/01/34	697,980
1,000	Madison Cnty, NY Indl Dev Agy Civic Fac Rev Colgate Univ Proj, Ser A (AMBAC Insd)	5.000	07/01/35	953,570
750	Metropolitan Trans Auth NY Rev Rfdg, Ser A (AMBAC Insd)	5.500	11/15/19	767,572
1,000	Metropolitan Trans Auth NY Svc Contract Rfdg, Ser A	5.125	01/01/29	958,570
1,000	Monroe Cnty, NY Indl Dev Agy Nazareth College Rochester Proj (NATL Insd)	5.250	10/01/21	1,006,340
1,320	Montgomery Cnty, NY Indl Dev Agy Lease Rev HFM Boces, Ser A (Syncora Gtd)	5.000	07/01/34	1,029,098
2,000	Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harbor side, Ser A	6.700	01/01/43	1,523,860
1,500	New York City Hlth & Hosp Corp Rev Hlth Sys, Ser A (FSA Insd)	5.500	02/15/18	1,569,735
1,000	New York City Hlth & Hosp Corp Rev Hlth Sys, Ser A (FSA Insd)	5.500	02/15/19	1,040,710
2,000	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser B1 (AMT)	5.150	11/01/37	1,814,320

9
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$750	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser E1 (AMT)	5.350%	11/01/37	$691,373
1,000	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser K (AMT)	5.000	11/01/37	882,610
1,000	New York City Hsg Dev Corp, Ser A (AMT)	5.500	11/01/34	922,730
1,000	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/37	742,530
1,405	New York City Indl Dev Agy Fac Rev Royal Charter-NY Presbyterian (FSA Insd)	5.375	12/15/16	1,536,368
500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	419,580
500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.500	03/01/35	342,095
1,125	New York City Indl Dev Agy Rev Liberty Iac/Interactive Corp	5.000	09/01/35	682,493
1,000	New York City Indl Dev Agy Rev Queens Baseball Stadium-Pilot (AGL Insd)	6.500	01/01/46	1,078,890
2,000	New York City Indl Dev Agy Spl Fac Rev Term One Group Assn Proj (AMT) (a)	5.500	01/01/20	1,790,380
1,000	New York City Muni Fin Auth Wrt & Swr Sys Rev, Ser FF-2	5.500	06/15/40	1,029,430
4,000	New York City Muni Fin Auth Wtr & Swr Sys Rev Ser D (b)	5.000	06/15/37	3,893,600
500	New York City Muni Wtr Fin, Ser B	6.000	06/15/33	532,550
1,500	New York City, Ser A	5.500	08/01/20	1,556,745
1,000	New York City, Ser F1	5.500	11/15/28	1,021,660
500	New York City Transitional Cultural Res Rev Amern Museum Nat History Rfdg, Ser A (NATL Insd)	5.000	07/01/44	470,830
500	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250	01/15/39	470,605
1,025	New York City Transitional Future Tax Secd, Ser B	5.500	02/01/15	1,097,457
750	New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 08/07/06, Cost $750,000) (d) (e) (f)	6.125	02/15/19	750
2,000	New York St Dorm Auth Rev Catholic Hlth L.I. Oblig Group	5.000	07/01/27	1,524,160
1,000	New York St Dorm Auth Rev City Univ Cons Third, Ser 1 (FGIC Insd)	5.250	07/01/25	1,004,600
1,230	New York St Dorm Auth Rev City Univ Rfdg, Ser D (FSA Insd)	5.750	07/01/12	1,293,566
650	New York St Dorm Auth Rev City Univ Sys Cons, Ser A	5.625	07/01/16	708,097
1,000	New York St Dorm Auth Rev City Univ Sys Cons, Ser B	6.000	07/01/14	1,068,020
1,890	New York St Dorm Auth Rev Dept Ed	5.250	07/01/21	1,981,136
1,000	New York St Dorm Auth Rev Insd Brooklyn Law Sch, Ser B (Syncora Gtd)	5.375	07/01/23	1,000,290

10
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$1,040	New York St Dorm Auth Rev Insd NY St Rehab Assn, Ser A (AMBAC Insd)	5.500%	07/01/15	$1,128,795
1,250	New York St Dorm Auth Rev Mem Sloan Kettering Cancer (NATL Insd)	5.500	07/01/23	1,348,863
1,200	New York St Dorm Auth Rev Miriam Osborn Mem Home, Ser B (ACA Insd)	6.375	07/01/29	975,612
1,000	New York St Dorm Auth Rev Non New York Univ, Ser C	5.000	07/01/38	967,110
1,500	New York St Dorm Auth Rev Non Sch Dist Fin Prog, Ser B (FSA Insd)	5.000	04/01/36	1,454,625
2,000	New York St Dorm Auth Rev Non St Supported Debt Cornell Univ, Ser C	7.500	04/01/39	2,310,880
1,000	New York St Dorm Auth Rev Non St Supported Debt L.I. Jewish, Ser A	5.000	11/01/34	844,170
1,000	New York St Dorm Auth Rev Non St Supported Debt L.I. Jewish, Ser A	5.000	11/01/26	915,070
365	New York St Dorm Auth Rev Non St Supported Debt Mental Hlth Svc, Ser B (MBIA Insd)	5.250	08/15/31	351,495
2,000	New York St Dorm Auth Rev Non St Supported Debt Mt Sinai NYU Hlth, Ser C	5.500	07/01/26	1,843,800
1,500	New York St Dorm Auth Rev Non St Supported Debt NYU Hosp Ctr, Ser A	5.000	07/01/36	904,275
1,000	New York St Dorm Auth Rev Non St Supported Debt Orange Reg Med Ctr	6.500	12/01/21	857,950
2,000	New York St Dorm Auth Rev Non St Supported Debt Providence Rest (ACA Insd)	5.250	07/01/25	1,324,320
1,000	New York St Dorm Auth Rev Sec Hosp North Gen Hosp Rfdg	5.750	02/15/18	1,046,290
1,000	New York St Dorm Auth Rev St Lease Univ Dorm Fac, Ser A	5.000	07/01/25	1,006,180
1,000	New York St Dorm Auth Rev St Lease Univ Dorm Fac, Ser A	5.000	07/01/26	1,000,660
2,000	New York St Dorm Auth Rev St Mental Hlth Svc Fac, Ser C (FSA Insd) (AMT)	5.250	02/15/28	1,853,060
500	New York St Dorm Auth Rev St Mental Hlth Svc Fac Impt, Ser A (FSA Insd)	5.000	02/15/27	495,310
500	New York St Energy Resh & Dev Auth Gas Fac Rev Brooklyn Union Gas, Ser B (AMT) (c)	11.275	07/01/26	500,655
1,000	New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Pooled Fin Pgm, Ser I	5.250	09/15/19	1,052,220
1,000	New York St Environmental Fac Corp St Clean Wtr & Drinking, Ser A	5.000	06/15/34	976,120
620	New York St Mtg Agy Rev, Ser 82 (AMT)	5.650	04/01/30	585,044
1,000	New York St Twy Auth Second, Gen Hwy & Brdg Tr Fd, Ser B	5.000	04/01/25	1,002,100
500	New York St Urban Dev Corp Rev Correctional Fac Rfdg, Ser A	5.500	01/01/14	529,655

11
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$220	Oneida Cnty, NY Indl Dev Agy Civic Fac Saint Elizabeth Med, Ser A	5.875%	12/01/29	$148,790
2,000	Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl Arpt Term 6 (NATL Insd) (AMT)	5.750	12/01/22	1,602,140
1,000	Rensselaer Cnty, NY Indl Dev Agy Indl Dev Rev Franciscan Heights LP Proj, Ser A (AMT) (LOC: JPMorgan Chase Bank) (SONYMA Insd)	5.375	12/01/36	866,740
1,000	Rockland Cnty, NY Solid Waste, Ser B (AMBAC Insd) (AMT)	5.000	12/15/23	899,500
1,250	Saratoga Cnty, NY Wtr Auth Water Sys	5.000	09/01/38	1,208,838
1,000	Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A (g)	5.000	12/01/23	637,300
1,445	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Eastrn Long Island Hosp Assn (g)	5.375	01/01/27	935,811
825	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Family Svc League Suffolk Cnty (LOC:
	Fleet National Bank)	5.000	11/01/34	756,302
250	Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375	03/01/21	223,743
1,090	Tsasc, Inc NY, Ser 1	5.000	06/01/34	684,139
3,000	Tsasc, Inc NY, Ser 1	5.125	06/01/42	1,847,760
1,000	Ulster Cnty, NY Res Recovery Agy Solid Waste Sys Rev Rfdg (AMBAC Insd)	5.250	03/01/18	1,042,470
160	Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Rev (AMBAC Insd)	5.750	04/01/20	166,933
310	Utica, NY Indl Dev Agy Civic Fac Rev Utica College Proj, Ser A	5.750	08/01/28	218,094
1,000	Warren & Washington Cnty, NY Indl Dev Agy Civic Fac Rev Glens Falls Hosp Proj, Ser A (FSA Insd)	5.000	12/01/35	851,260
500	Westchester Cnty, NY Indl Dev Agy Mtg Kendal on Hudson Proj, Ser A	6.375	01/01/24	388,290
1,000	Westchester Cnty, NY Indl Dev Guiding Eyes For The Blind	5.375	08/01/24	844,010
2,000	Westchester Tob Asset Sec Corp NY	5.125	06/01/45	1,221,400

				91,016,481

	Puerto Rico 1.0%
1,000	Puerto Rico Elec Pwr Auth Rev, Ser WW	5.500	07/01/21	933,110

12
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	U.S. Virgin Islands 1.0%
$1,000	Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt, Ser A	6.375%	10/01/19	$959,080

Total Long-Term Investments 100.1% (Cost $104,968,557)				92,908,671

Total Short-Term Investments 3.9% (Cost $3,600,000)				3,600,000

Total Investments 104.0% (Cost $108,568,557)				96,508,671

Liability for Floating Rate Note Obligations Related to Securities Held (2.9%) (Cost ($2,665,000))
(2,665)	Note with interest rate of 0.45% at March 31, 2009, and contractual maturity of collateral in 2037 [See Note 1] (h)			(2,665,000)

Total Net Investments 101.1% (Cost $105,903,557)				93,843,671

Liabilities in Excess of Other Assets (1.1%)				(1,064,843)

Net Assets 100.0%				$92,778,828

Percentages are calculated as a percentage of net assets.

(a)	Variable Rate Coupon

(b)	Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(c)	Inverse Floating Rate. The Interest rate shown reflect the rate in effect at March 31, 2009.

(d)	Non-income producing security.

(e)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise less than 0.1% of net assets.

(f)	Security has been deemed illiquid.

(g)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(h)	Floating Rate Notes. The Interest rate shown reflect the rate in effect at March 31, 2009.

13
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
LOC—Letter of Credit
MBIA—Municipal Bond Investors Assurance Corp.
NATL—National Public Finance Guarantee Corp.
SONYMA—State of New York Mortgage Agency

14
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $108,568,557)	$96,508,671
Receivables:
Investments Sold	2,034,147
Interest	1,567,848
Fund Shares Sold	71,612
Other	71,000

Total Assets	100,253,278

Liabilities:
Payables:
Floating Rate Note Obligations	2,665,000
Custodian Bank	2,587,652
Investments Purchased	1,661,925
Fund Shares Repurchased	197,178
Income Distributions	97,904
Investment Advisory Fee	17,475
Distributor and Affiliates	994
Trustees’ Deferred Compensation and Retirement Plans	152,325
Accrued Expenses	93,997

Total Liabilities	7,474,450

Net Assets	$92,778,828

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$108,746,307
Accumulated Undistributed Net Investment Income	227,979
Accumulated Net Realized Loss	(4,135,572)
Net Unrealized Depreciation	(12,059,886)

Net Assets	$92,778,828

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $64,800,656 and 4,743,759 shares of beneficial interest issued and outstanding)	$13.66
Maximum sales charge (4.75%* of offering price)	0.68

Maximum offering price to public	$14.34

Class B Shares:
Net asset value and offering price per share (Based on net assets of $11,183,706 and 820,338 shares of beneficial interest issued and outstanding)	$13.63

Class C Shares:
Net asset value and offering price per share (Based on net assets of $16,794,466 and 1,231,001 shares of beneficial interest issued and outstanding)	$13.64

*	On Sales of $100,000 or more, the sales charge will be reduced.

15
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income:
Interest	$2,901,688

Expenses:
Investment Advisory Fee	223,417
Distribution (12b-1) and Service Fees
Class A	82,110
Class B	5,880
Class C	82,893
Interest and Residual Trust Expenses	39,292
Professional Fees	32,175
Accounting and Administrative Expenses	30,828
Transfer Agent Fees	28,155
Reports to Shareholders	18,883
Trustees’ Fees and Related Expenses	13,445
Custody	7,950
Registration Fees	5,708
Other	7,087

Total Expenses	577,823
Expense Reduction	118,839
Less Credits Earned on Cash Balances	288

Net Expenses	458,696

Net Investment Income	$2,442,992

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(2,523,048)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(9,613,994)
End of the Period	(12,059,886)

Net Unrealized Depreciation During the Period	(2,445,892)

Net Realized and Unrealized Loss	$(4,968,940)

Net Decrease in Net Assets From Operations	$(2,525,948)

16
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$2,442,992	$5,120,372
Net Realized Loss	(2,523,048)	(1,670,717)
Net Unrealized Depreciation During the Period	(2,445,892)	(11,103,637)

Change in Net Assets from Operations	(2,525,948)	(7,653,982)

Distributions from Net Investment Income:
Class A Shares	(1,736,301)	(3,627,282)
Class B Shares	(333,308)	(869,093)
Class C Shares	(379,436)	(745,022)

	(2,449,045)	(5,241,397)

Distributions from Net Realized Gain:
Class A Shares	-0-	(94,394)
Class B Shares	-0-	(22,820)
Class C Shares	-0-	(24,133)

	-0-	(141,347)

Total Distributions	(2,449,045)	(5,382,744)

Net Change in Net Assets from Investment Activities	(4,974,993)	(13,036,726)

From Capital Transactions:
Proceeds from Shares Sold	7,527,244	28,822,686
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,816,269	3,929,806
Cost of Shares Repurchased	(19,625,503)	(33,364,748)

Net Change in Net Assets from Capital Transactions	(10,281,990)	(612,256)

Total Decrease in Net Assets	(15,256,983)	(13,648,982)
Net Assets:
Beginning of the Period	108,035,811	121,684,793

End of the Period (Including accumulated undistributed net investment income of $227,979 and $234,032, respectively)	$92,778,828	$108,035,811

17
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class A Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$14.31	$16.01	$16.47		$16.67		$16.60	$16.40

Net Investment Income	0.35 (a)	0.69 (a)	0.67	(a)	0.66	(a)	0.64	0.65
Net Realized and Unrealized Gain/Loss	(0.64)	(1.66)	(0.43)		0.11		0.06	0.17

Total from Investment Operations	(0.29)	(0.97)	0.24		0.77		0.70	0.82

Less:
Distributions from Net Investment Income	0.36	0.71	0.68		0.65		0.63	0.62
Distributions from Net Realized Gain	-0-	0.02	0.02		0.32		-0-	-0-

Total Distributions	0.36	0.73	0.70		0.97		0.63	0.62

Net Asset Value, End of the Period	$13.66	$14.31	$16.01		$16.47		$16.67	$16.60

Total Return* (b)	–1.99% **	–6.32%	1.34%		4.96%		4.29%	5.13%
Net Assets at End of the Period (In millions)	$64.8	$74.4	$82.3		$73.8		$67.8	$62.2
Ratio of Expenses to Average Net Assets*	0.85%	0.89%	0.81%		0.73%		0.76%	0.76%
Ratio of Net Investment Income to Average Net Assets*	5.25%	4.44%	4.12%		4.05%		3.87%	3.94%
Portfolio Turnover	16% **	34%	13%		30%		41%	15%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.77%	0.73%	0.72%		0.73%		0.76%	0.76%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.10%	1.14%	1.06%		0.98%		1.01%	1.09%
Ratio of Net Investment Income to Average Net Assets	5.00%	4.19%	3.87%		3.80%		3.62%	3.60%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.02%	0.98%	0.97%		0.98%		1.01%	1.09%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,		Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$14.27		$15.97		$16.43		$16.63		$16.58	$16.38

Net Investment Income	0.36	(a)	0.70	(a)	0.60	(a)	0.54	(a)	0.52	0.52
Net Realized and Unrealized Gain/Loss	(0.65)		(1.65)		(0.43)		0.11		0.04	0.18

Total from Investment Operations	(0.29)		(0.95)		0.17		0.65		0.56	0.70

Less:
Distributions from Net Investment Income	0.35		0.73		0.61		0.53		0.51	0.50
Distributions from Net Realized Gain	-0-		0.02		0.02		0.32		-0-	-0-

Total Distributions	0.35		0.75		0.63		0.85		0.51	0.50

Net Asset Value, End of the Period	$13.63		$14.27		$15.97		$16.43		$16.63	$16.58

Total Return* (b)	–1.94%	(c)**	–6.22%	(c)	0.95%	(c)	4.18%		3.40%	4.36%
Net Assets at End of the Period (In millions)	$11.2		$15.0		$20.5		$28.6		$33.9	$38.6
Ratio of Expenses to Average Net Assets*	0.70%	(c)	0.81%	(c)	1.23%	(c)	1.48%		1.51%	1.51%
Ratio of Net Investment Income to Average Net Assets*	5.40%		4.52%	(c)	3.69%	(c)	3.30%		3.12%	3.19%
Portfolio Turnover	16%	**	34%		13%		30%		41%	15%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.62%	(c)	0.65%	(c)	1.14%	(c)	1.48%		1.51%	1.51%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.95%	(c)	1.06%	(c)	1.48%	(c)	1.73%		1.76%	1.84%
Ratio of Net Investment Income to Average Net Assets	5.15%	(c)	4.27%	(c)	3.44%	(c)	3.05%		2.87%	2.85%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.87%	(c)	0.90%	(c)	1.39%	(c)	1.73%		1.76%	1.84%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

19
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,		Year Ended September 30,
Class C Shares	2009		2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$14.29		$15.99	$16.45		$16.65		$16.59		$16.39

Net Investment Income	0.30	(a)	0.58 (a)	0.55	(a)	0.54	(a)	0.52		0.52
Net Realized and Unrealized Gain/Loss	(0.65)		(1.67)	(0.43)		0.11		0.05		0.18

Total from Investment Operations	(0.35)		(1.09)	0.12		0.65		0.57		0.70

Less:
Distributions from Net Investment Income	0.30		0.59	0.56		0.53		0.51		0.50
Distributions from Net Realized Gain	-0-		0.02	0.02		0.32		-0-		-0-

Total Distributions	0.30		0.61	0.58		0.85		0.51		0.50

Net Asset Value, End of the Period	$13.64		$14.29	$15.99		$16.45		$16.65		$16.59

Total Return* (b)	–2.37%	(c)**	–7.04%	0.66%	(c)	4.14%	(c)	3.46%	(c)	4.36%
Net Assets at End of the Period (In millions)	$16.8		$18.6	$18.9		$17.4		$18.1		$17.5
Ratio of Expenses to Average Net Assets*	1.60%	(c)	1.64%	1.55%	(c)	1.46%	(c)	1.47%	(c)	1.51%
Ratio of Net Investment Income to Average Net Assets*	4.51%	(c)	3.70%	3.37%	(c)	3.32%	(c)	3.14%	(c)	3.19%
Portfolio Turnover	16%	**	34%	13%		30%		41%		15%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	1.52%	(c)	1.48%	1.46%	(c)	1.46%	(c)	1.47%	(c)	1.51%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.85%	(c)	1.89%	1.80%	(c)	1.71%	(c)	1.72%	(c)	1.84%
Ratio of Net Investment Income to Average Net Assets	4.26%	(c)	3.45%	3.12%	(c)	3.10%	(c)	2.89%	(c)	2.85%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.77%	(c)	1.73%	1.71%	(c)	1.71%	(c)	1.72%	(c)	1.84%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

20
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen New York Tax Free Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class. As of March 31, 2009, there have been no sales of Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

21

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	96,508,671
Level 3—Significant Unobservable Inputs	-0-

Total	$96,508,671

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2009, there were no when-issued or delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.

22

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$105,036,860

Gross tax unrealized appreciation	$1,609,828
Gross tax unrealized depreciation	(12,803,150)

Net tax unrealized depreciation on investments	$(11,193,322)

E. Distribution of Income and Gains The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes. The tax character of distributions paid during the year ended September 30, 2008:

Distributions paid from:
Ordinary income	$1,340
Tax-exempt income	5,255,748
Long-term capital gain	141,267

$5,398,355

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$318
Undistributed tax-exempt income	498,075

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

F. Credits Earned on Cash Balances During the six months ended March 31, 2009, the Fund’s custody fee was reduced by $288 as a result of credits earned on cash balances.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the

23

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2009, Fund investments with a value of $3,893,600 are held by the dealer trusts and serve as collateral for the $2,665,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2009 were $4,216,496 and 1.87%, respectively.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (“the Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.470%
Over $500 million	.445%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.85%, 0.70%, and 1.60% for Classes A, B, and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended March 31, 2009, the Adviser waived or reimbursed approximately $118,800 of advisory fees or other expenses.
For the six months ended March 31, 2009, the Fund recognized expenses of approximately $6,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $21,800, representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.

24

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $10,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $50,900 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $8,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $28,500. Sales charges do not represent expenses of the Fund.

25

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended March 31, 2009 and the year ended September 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	405,416	$5,450,353	1,351,842	$21,089,271
Class B	57,199	769,898	82,949	1,295,726
Class C	97,838	1,306,993	411,493	6,437,689

Total Sales	560,453	$7,527,244	1,846,284	$28,822,686

Dividend Reinvestment:
Class A	97,184	$1,306,103	177,292	$2,734,663
Class B	18,822	252,242	43,957	677,878
Class C	19,210	257,924	33,588	517,265

Total Dividend Reinvestment	135,216	$1,816,269	254,837	$3,929,806

Repurchases:
Class A	(956,563)	$(12,928,171)	(1,468,237)	$(22,797,808)
Class B	(308,216)	(4,123,103)	(358,404)	(5,537,790)
Class C	(190,891)	(2,574,229)	(322,913)	(5,029,150)

Total Repurchases	(1,455,670)	$(19,625,503)	(2,149,554)	$(33,364,748)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six month ended March 31, 2009, the Fund did not receive any redemption fees. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $16,038,098 and $32,817,900, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio’s effective maturity and duration. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of counterparties to meet the terms of their contracts.

26

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Summarized below are the different types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund may invest in futures contracts, a type of derivative investment. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no futures transactions entered into during the six month ended March 31, 2009.

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for Class B Shares and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

27

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

28

Van Kampen New York Tax Free Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services, Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

235, 325, 425
NYTFSAN 5/09
IU09-02130P-Y03/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Tax Free Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: May 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: May 19, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: May 19, 2009